As filed with the U.S. Securities and Exchange Commission on October 22, 2020

1933 Act Registration No. [ ]

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[ ]	Pre-Effective Amendment No. ____
[ ]	Post-Effective Amendment No. ____
(Check appropriate box or boxes.)

Trust for Advised Portfolios
(Exact Name of Registrant as Specified in Charter)
615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices) (Zip Code)
(Registrant’s Telephone Numbers, Including Area Code) (626) 914-7385
Christopher E. Kashmerick, President
Trust for Advised Portfolios
c/o U.S. Bank Global Fund Services
777 East Wisconsin Avenue, 10th Floor
Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)
Copies to:
Christopher D. Menconi, Esquire
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue NW
Washington, D.C. 20004

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended (the “Securities Act”).
It is proposed that this filing will become effective on November 21, 2020, pursuant to Rule 488.
No filing fee is due because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of securities.

Title of Securities Being Offered:
Ziegler FAMCO Hedged Equity Fund

The information in this combined proxy statement and prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This combined proxy statement and prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
COMBINED PROXY STATEMENT AND PROSPECTUS

For the Reorganization of
USCA Premium Buy-Write Fund
a series of USCA Fund Trust
4444 Westheimer Road, Suite G500
Houston, TX 77027
(713) 366-0500

into

Ziegler FAMCO Hedged Equity Fund
a series of Trust for Advised Portfolios
615 East Michigan Street
Milwaukee, WI 53202
(626) 914-7385

FILING DATE

USCA Premium Buy-Write Fund
a series of USCA Fund Trust

FILING DATE
Dear Valued Shareholder:
A Special Meeting of Shareholders of the USCA Premium Buy-Write Fund (the “Target Fund” or “USCA Fund”), a series of USCA Fund Trust (“USCA Trust”), has been scheduled for December 18, 2020 (the “Meeting”), to consider an Agreement and Plan of Reorganization (the “Reorganization Agreement”) by and among USCA Trust, on behalf of the Target Fund, Trust for Advised Portfolios (“TAP”), on behalf of the Ziegler FAMCO Hedged Equity Fund (the “Acquiring Fund” or “Ziegler Fund,” and together with the Target Fund, the “Funds”), a newly created series of TAP, Ziegler Capital Management, LLC (“Ziegler” or “ZCI”), the adviser for the Acquiring Fund, and USCA Asset Management LLC (“USCA”), the adviser of the Target Fund. The Meeting will be held at the offices of Thompson Hine, LLP, 41 South High Street, Suite 1700, Columbus, Ohio 43215 on December 18, 2020, at 12:00 pm Eastern Time.
If the Reorganization Agreement is approved by shareholders, the proposed transaction would be accomplished by (i) the transfer of all of the assets of the Target Fund to the Acquiring Fund (as set forth below) in exchange for the issuance by the Acquiring Fund to the Target Fund of Institutional Class shares of the Acquiring Fund, and the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, followed by (ii) the distribution of the shares of the Acquiring Fund pro rata to the shareholders of the Target Fund in liquidation of the Target Fund (the “Reorganization”).

Target Fund	Acquiring Fund
USCA Premium Buy-Write Fund	Ziegler FAMCO Hedged Equity Fund
The Reorganization generally is not expected to result in the recognition of gain or loss by a Target Fund or its shareholders for federal income tax purposes. No sales charges or redemption fees will be imposed in connection with the Reorganization. If the shareholders of the Target Fund do not approve the proposed Reorganization, then the Reorganization will not be implemented and the Board of Trustees of USCA Trust will consider what other actions, if any, may be appropriate.
If the Reorganization is approved by shareholders of the Target Fund, USCA will continue to serve as the investment adviser of the Target Fund until the closing of the Reorganization, at which time the Target Fund will be reorganized into the Acquiring Fund, Ziegler will serve as the investment adviser of the Acquiring Fund and USCA will transition from investment adviser to the Target Fund to sub-adviser of the Acquiring Fund. The investment objective of the Acquiring Fund will be the same as the investment objective of the Target Fund. The investment strategy of the Acquiring Fund will be substantially similar to that of the Target Fund. The fundamental investment policies of the Acquiring Fund will be materially the same as those of the Target Fund.
After careful consideration, for the reasons discussed in the attached Proxy Statement/Prospectus, and based on the recommendation of the Target Fund’s investment adviser, USCA, the USCA Trust Board has approved the Reorganization Agreement and the solicitation of the Target Fund’s shareholders with respect to the Reorganization Agreement.
Shareholders of record of the Target Fund at the close of business on October 20, 2020 will be asked to vote to approve the Reorganization Agreement. If approved by shareholders, the Reorganization is expected to close in the fourth quarter of 2020.
Please read the enclosed materials carefully and cast your vote. The USCA Trust Board has reviewed and approved the proposals and recommends that you vote FOR the proposal. The Proxy Statement/Prospectus provides more information on the Reorganization Agreement. Please read it carefully and return your completed and signed proxy card in the enclosed addressed, postage-paid envelope; or take advantage of the telephonic or internet voting procedures described in the Proxy Statement/Prospectus. YOUR VOTE IS IMPORTANT. If we do not hear from you after a reasonable period of time, you may receive a telephone call from a representative from our proxy solicitor, [PROXY SOLICITOR], reminding you to vote your shares.

In light of the ongoing situation with COVID-19 (coronavirus), shareholders are urged to vote online, by telephone, or by mail. Shareholders are advised to monitor federal, state and local orders and recommendations in connection with COVID-19. Please know that we are monitoring the situation and may determine to institute alternative arrangements such as postponing the Meeting or providing access to the Meeting via remote communication.
Very truly yours,
Phil Pilibosian
President
USCA Fund Trust

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD December 18, 2020

USCA Fund Trust
USCA Premium Buy-Write Fund
(the “Target Fund”)

A Special Meeting of Shareholders (the “Meeting”) of the Target Fund listed above will be held at 12:00 pm Eastern Time on December 18, 2020, at offices of Thompson Hine, LLP, 41 South High Street, Suite 1700, Columbus, Ohio 43215. At the Meeting, shareholders will consider the following proposal with respect to the Target Fund:
Proposal - Approval of the Reorganization
To approve an Agreement and Plan of Reorganization by and among USCA Fund Trust on behalf of the Target Fund, Trust for Advised Portfolios on behalf of the Ziegler FAMCO Hedged Equity Fund (the “Acquiring Fund”), USCA Asset Management, LLC, and Ziegler Capital Management, LLC, pursuant to which the Target Fund will (i) transfer all of its assets to the Acquiring Fund, in exchange solely for (A) Institutional Class shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund, and (B) the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, and (ii) distribute the Institutional Class shares of the Acquiring Fund to the shareholders of the Target Fund on a pro rata basis in redemption of all outstanding shares of the Target Fund and in complete liquidation of the Target Fund.
Shareholders of record of the Target Fund as of the close of business on October 20, 2020 are entitled to notice of and to vote at the Meeting, and at any adjournments or postponements thereof, and may also be asked to transact such other business as may properly come before the Meeting.
In light of the ongoing situation with COVID-19 (coronavirus), shareholders are urged to vote online, by telephone, or by mail. Shareholders are advised to monitor federal, state and local orders and recommendations in connection with COVID-19. Please know that we are monitoring the situation and may determine to institute alternative arrangements such as postponing the Meeting or providing access to the Meeting via remote communication.
By Order of the Board of Trustees of USCA Fund Trust
/s/Bryan Prihoda
Bryan Prihoda, Secretary
FILING DATE

HOW TO VOTE YOUR SHARE
YOUR VOTE IS IMPORTANT
NO MATTER HOW MANY SHARES YOU OWN

We urge you to vote your shares. Your prompt vote may save the Target Fund the necessity of further solicitations to ensure a quorum at the Special Meeting. You may cast your vote by mail, by the internet, and by automated touchtone as set forth below:
1.Mail: To vote your proxy by mail, check the appropriate voting box on your proxy card, sign and date the card and return it in the enclosed postage-prepaid envelope. If you sign, date, and return the proxy card but give no voting instructions, the proxies will vote FOR the proposals.
The options below are available 24 hours a day / 7 days a week.
2.Internet: The web address and instructions for voting online can be found on the enclosed proxy card. You will be required to provide your control number found on your proxy card.
3.Automated Touchtone: The toll-free number for automated touchtone telephone voting can be found on the enclosed proxy card. You must have the control number found on your proxy card.
If you have any questions regarding the proposals, the proxy card, or need assistance voting your shares, please contact the Target Fund’s proxy solicitor, [PROXY SOLICITOR], at [PROXY PHONE NUMBER]. If the Target Fund does not receive your voting instructions after our original mailing, you may be contacted by us or by [PROXY SOLICITOR], in either case, to remind you to vote.
If you can attend the Special Meeting and wish to vote your shares in person at that time, you will be able to do so. If you hold your shares in “street name” through a broker, bank or other nominee, you should contact your nominee about voting in person at the Special Meeting.

USCA Fund Trust
USCA Premium Buy-Write Fund

QUESTIONS AND ANSWERS
Dated: FILING DATE
Question 1: What is this document and why are we sending it to you?
The attached Combined Proxy Statement and Prospectus is a proxy statement for the USCA Premium Buy-Write Fund (the “Target Fund”), a series of USCA Fund Trust (“USCA Trust”), and a prospectus for the shares of the Ziegler FAMCO Hedged Equity Fund (the “Acquiring Fund”), a newly created series of TAP (collectively, the “Proxy Statement/Prospectus”). You are receiving this document because you own shares of the Target Fund as of October 20, 2020 (the “Record Date”). This Proxy Statement/Prospectus contains information the shareholders of the Target Fund should know before voting on the proposal before them, as described below. This Proxy Statement/Prospectus should be retained for future reference.
Question 2: What is being proposed?
Shareholders of the Target Fund are being asked to approve the proposed Agreement and Plan of Reorganization whereby the Target Fund will be reorganized into the Acquiring Fund, which is a newly-formed series of TAP (the “Reorganization”).
More specifically, the Target Fund will transfer all of its assets to the Acquiring Fund in exchange solely for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund. The Acquiring Fund will issue shares of the Acquiring Fund that have an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund immediately before the Reorganization. The shareholders of the Target Fund at the time of the Reorganization will receive shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of that shareholder’s shares in the Target Fund immediately before the Reorganization. The Target Fund and the Acquiring Fund are referred to individually or collectively as a “Fund” or the “Funds.” Please see “General Information about the Reorganization-Terms of the Reorganization” for more information.
Question 3: How will the Reorganization work?
Subject to the approval of the shareholders of the Target Fund, the Reorganization Agreement provides for: (i) the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange solely for (a) shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of the Acquiring Fund and (b) the assumption by the Acquiring Fund of all the Target Fund’s liabilities; (ii) the distribution of the shares of the Acquiring Fund pro rata to the shareholders of the Target Fund; and (iii) the termination, dissolution and complete liquidation of the Target Fund as soon as practicable after the closing.
Question 4: Why is the Reorganizations being proposed?
The purpose of the Reorganization is to transition the Target Fund to TAP. The Acquiring Fund is a newly created series of TAP that is substantially similar to the Target Fund and was created specifically for the purpose of acquiring the assets and liabilities of the Target Fund.
USCA Asset Management LLC (“USCA”), the Target Fund’s investment adviser, has recommended that the Target Fund be reconstituted as a series of TAP. USCA believes that continuing the Target Fund as a new series of TAP may benefit the Target Fund and its shareholders by providing additional investment and trading resources to the portfolio management team currently managing the fund, as well greater growth and distribution opportunities for the Ziegler Fund, thereby resulting in the potential for increased assets and decreased operating expenses over the long term for shareholders
Q&A 1

Question 5: How will the Reorganizations affect my investment?
Your investment will not be affected by the Reorganization. Following the Reorganization, you will be a shareholder of the Acquiring Fund, which has an identical investment objective and substantially similar principal investment strategies as the Target Fund. The primary differences will be that: (1) Ziegler Capital Management, LLC (“Ziegler”), and not USCA, will serve as investment adviser to the Acquiring Fund (with USCA serving as the sub-adviser); (2) the Acquiring Fund will include the addition of written and purchased put options as part of its principal investment strategies; (3) the Acquiring Fund will be a series of TAP instead of USCA Trust; and (4) the Acquiring Fund will be governed by a different board than the Target Fund. The total net asset value of the shares of the Acquiring Fund you receive will equal the total net asset value of the shares of the Target Fund that you hold at the time of the Reorganization. The Reorganization will not affect the value of your investment at the time of the Reorganization and your interest in the Target Fund will not be diluted.
Question 6: Will there be any changes to the investment objectives, strategies, and policies of the Fund as a result of the Reorganization?
The investment objective of the Target Fund and the Acquiring Fund are identical. As noted above, the investment strategies of the Target Fund and the Acquiring Fund are substantially similar, with the Acquiring Fund adding written and purchased put options to the principal investment strategies. The fundamental investment restrictions are materially the same.
Question 7: Who will manage the Ziegler Fund following the Reorganizations?
If the Reorganization is approved and consummated, the Target Fund’s current investment adviser, USCA, will be replaced by Ziegler and USCA will serve as the sub-adviser to the Acquiring Fund. Mr. Davis Rushing and Mr. Kelly Rushing, the current portfolio managers of the Target Fund, will remain as portfolio managers of the Acquiring Fund, with the addition of Mr. Wiley Angell as a portfolio manager.
Question 8: How will the Reorganization affect the fees and expenses I pay as a shareholder of USCA Fund?
Following the Reorganization, the Acquiring Fund will pay the same annual advisory fee rate to Ziegler that the Target Fund currently pays to USCA. The fees paid to the sub-adviser for the Acquiring Fund will be paid by Ziegler from its advisory fee and not by the Acquiring Fund. Ziegler has contractually agreed to cap the fees and expenses (excluding certain types of expenses described below) of the Acquiring Fund at the same rate as the expense cap for the USCA Fund. Following the Reorganization, shareholders of the Target Fund will not experience an increase in fees and expenses with respect to their investment in the Acquiring Fund (excluding acquired fund fees and expenses, taxes, interest expense, dividends on securities sold short, and extraordinary expenses).
Question 9: Will I own the same number of shares of the Ziegler Fund as I currently own of the USCA Fund?
Although the number of shares of the Acquiring Fund you receive may differ from the number of shares of the Target Fund you hold, you will receive shares of the Acquiring Fund with a net asset value equal to the net asset value of your Target Fund shares immediately prior to the Reorganization.
Question 10: Are there costs or tax consequences of the Reorganization?
You will not pay any expenses or sales charges in connection with the Reorganization. All costs relating to the Reorganization will generally be borne by USCA and Ziegler. The Reorganization is expected to be a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, for U.S. federal income tax purposes. Accordingly, it is expected that Target Fund shareholders will not, and the Target Fund generally will not, recognize any gain or loss as a direct result of the Reorganization. It is estimated that the cost for the reorganization will be $50,000. The reorganization costs will be split equally between USCA and Ziegler.
It is anticipated that up to $5 million in Fund assets may be sold following the completion of the Reorganization in order to raise capital to add additional positions to further diversify the portfolio. This will be impacted by the actual holdings upon closing, market conditions at the time, and liquidity considerations. Sales are not all expected to be made immediately and may be made over a number of days or weeks after closing. The portfolio transaction costs generated are expected to be
Q&A 2

under 0.05% or approximately $12,500 of the Target Fund’s net assets. For the transactions executed as a result of the Reorganization, there is not expected to be any material impact to shareholders as a result of capital gains.
Question 11: If approved, when will the Reorganizations happen?
The Reorganization will take place as soon as practicable following shareholder approval, and is expected to close in the fourth quarter of 2020.
Question 12: What happens if Reorganization is not approved?
The Reorganization of the Target Fund into the Acquiring Fund is conditioned upon receipt of shareholder approval of the Reorganization. If shareholders do not approve the Reorganization, the Target Fund will continue to be advised by USCA, as described in the Target Fund’s prospectus, and the USCA Trust Board will determine what additional action, if any, should be taken.
Question 13: Who will benefit from the Reorganization?
If the shareholders of a Target Fund approve its Reorganization, Ziegler will replace USCA as investment adviser and Ziegler will receive investment advisory fees for serving as the investment adviser of the Acquiring Fund. USCA will serve as sub-adviser to the Acquiring Fund and will provide the day-to-day portfolio management of the Acquiring Fund. USCA will receive fees for serving as an investment sub-adviser, which fees will be paid by Ziegler.
Question 14: How does the USCA Fund Trust Board recommend that I vote?
After careful consideration, the USCA Fund Trust Board recommends that you vote FOR the Reorganization. In approving the proposed Reorganization, and recommending its approval by shareholders, the USCA Trust Board considered a number of factors that are discussed in greater detail in the enclosed Proxy Statement/Prospectus.
Question 15: How do I vote?
You can vote in one of four ways: (1) by telephone (call the toll free number listed on your proxy card); (2) by internet (log on to the internet website listed on your proxy card); (3) by mail (using the enclosed postage prepaid envelope); or (4) in person at the shareholder meeting scheduled to occur at 12:00 pm Eastern Time on December 18, 2020, at the offices of offices of Thompson Hine, LLP, 41 South High Street, Suite 1700, Columbus, Ohio 43215.
In light of the ongoing situation with COVID-19 (coronavirus), shareholders are urged to vote online, by telephone, or by mail. Shareholders are advised to monitor federal, state and local orders and recommendations in connection with COVID-19. Please know that we are monitoring the situation and may determine to institute alternative arrangements such as postponing the Special Meeting or providing access to the Special Meeting via remote communication.
Question 16: Is my vote important?
Your vote is extremely important no matter how many shares you own. While the USCA Trust Board has reviewed the proposed Reorganization of the Target Fund and recommends that you approve it, this proposal cannot go forward without the approval of shareholders. Until sufficient votes have been obtained to approve or disapprove the proposal, the Target Fund will continue to contact shareholders asking them to vote. We encourage you to read the enclosed Proxy Statement/Prospectus to obtain a more detailed understanding of the issues relating to the proposed Reorganization.
Question 17: Whom should I call if I have questions?
If you have questions about any of the proposals described in the Proxy Statement/Prospectus, please call the Target Fund's proxy solicitor, toll free at [PROXY PHONE NUMBER]. If you have any questions about voting procedures, please call the number listed on your proxy card.

Q&A 3

COMBINED PROXY STATEMENT AND PROSPECTUS FOR:
USCA Premium Buy-Write Fund
a series of USCA Fund Trust
4444 Westheimer Road, Suite G500
Houston, TX 77027
(713) 366-0500

PROSPECTUS FOR:
Ziegler FAMCO Hedged Equity Fund
a series of Trust for Advised Portfolios
615 East Michigan Street
Milwaukee, WI 53202
(626) 914-7385

FILING DATE
_________________________________

This Combined Proxy Statement and Prospectus (the “Proxy Statement”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of USCA Fund Trust (“USCA Trust”) for use at a Special Meeting of Shareholders (the “Special Meeting”) of the USCA Premium Buy-Write Fund, a series of USCA Trust (the “Target Fund”), at the offices of Thompson Hine, LLP, 41 South High Street, Suite 1700, Columbus, Ohio 43215 on December 18, 2020, at 12:00 pm Eastern Time. At the Special Meeting, record shareholders of the Target Fund as of October 20, 2020 will be asked to consider and vote on the proposal:
Proposal
To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) which provides for the reorganization of the USCA Premium Buy-Write Fund into the Ziegler FAMCO Hedged Equity Fund, a newly created series of Trust for Advised Portfolios (the “Reorganization”).
After careful consideration and upon the recommendation of USCA Asset Management, LLC (“USCA”), the Target Fund’s investment adviser, the Board unanimously recommends that shareholders vote “FOR” the proposal.
The Reorganization Agreement provides that the Target Fund will transfer all of its assets to the Ziegler FAMCO Hedged Equity Fund (the “Acquiring Fund”), a newly created series of Trust for Advised Portfolios (“TAP”), in exchange solely for shares of beneficial interest of the Acquiring Fund and the Acquiring Fund’s assumption of all of the Target Fund’s liabilities. Shareholders of the Target Fund will receive shares of the Acquiring Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of their shares of the Target Fund held immediately prior to the Reorganization in complete liquidation and termination of the Target Fund. After the Reorganization, shareholders will no longer be shareholders of the Target Fund, but will become shareholders of the Acquiring Fund.
Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof.

This Proxy Statement sets forth concisely the basic information you should know before voting on a proposal. You should read it and keep it for future reference.
The following documents containing additional information about the Target Fund and Acquiring Fund, having been filed with the Securities and Exchange Commission (“SEC”), are incorporated by reference into (legally considered to be part of) this Proxy Statement:
1.The Prospectus and Statement of Additional Information of the Target Fund, each dated January 28, 2020, as amended and supplemented (the “Target Fund Prospectus” and the “Target Fund SAI”) (on file with the SEC (http://www.sec.gov) (File Nos. 811-23164, 333-212321) (Accession No. 0000894189-20-000558));
2.The Annual Report for the Target Fund for the fiscal year ended September 30, 2019 (the “Target Fund Annual Report”) (on file with the SEC (http://www.sec.gov) (File Nos. 811-23164) (Accession No. 0000894189-19-008126)); and
3.The Semi-Annual Report for the Target Fund for the period from October 1, 2019 to March 31, 2020 (the “Target Fund Semi-Annual Report”) (on file with the SEC (http://www.sec.gov) (File No. 811-23164) (Accession No. 0000894189-20-004428)).
The Target Fund’s Prospectus and Annual and Semi-Annual Reports have previously been delivered to Target Fund shareholders. Additional information about the Acquiring Fund that will be included in the Acquiring Fund’s Prospectus, when available, is included in Appendix E to this Proxy Statement. The Acquiring Fund is newly-organized and currently has no assets and no liabilities. The Acquiring Fund has been created in connection with the Reorganization for the purpose of acquiring the assets and assuming the liabilities of the Target Fund and will not commence operations until the date of the Reorganization.
Additional information is set forth in the Statement of Additional Information dated FILING DATE relating to this Proxy Statement (“Proxy Statement SAI”) and is incorporated by reference into this Proxy Statement. [The Statement of Additional Information is enclosed with this Proxy Statement.]
Copies of the Proxy Statement, Proxy Statement SAI, and any of the foregoing documents relating to the Target Fund are available upon request and without charge by calling the Target Fund at (844) 877-4539; visiting www.uscashield.com.com; or writing to the Target Fund at USCA Premium Buy-Write Fund, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. Copies of documents relating to the Acquiring Fund, when available, may be obtained upon request and without charge by writing to Ziegler FAMCO Hedged Equity Fund c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701; or by calling (toll-free) at (833) 777-1533; or visiting www.zcmfunds.com. The Target Fund expects that this Proxy Statement will be sent to shareholders on or about FILING DATE.
No person has been authorized to give any information or make any representation not contained in this Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.
THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
An investment in the Target Fund or the Acquiring Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in any fund involves investment risk, including the possible loss of principal.

PROPOSAL – TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION
OVERVIEW OF THE PROPOSED REORGANIZATION
Based on the recommendation and request of USCA, the investment adviser for the Target Fund, the USCA Trust Board has called the Special Meeting to ask shareholders of the Target Fund to consider and vote on the proposed Reorganization. The USCA Trust Board (including a majority of the independent trustees, meaning those trustees who are not “interested persons” of USCA Trust as that term is defined in the 1940 Act) believes that the Reorganization is in the best interests of the Target Fund and its shareholders. The USCA Trust Board considered and approved the Plan for the Reorganization at a meeting held on October 6, 2020, subject to the approval of the Target Fund’s shareholders. See “Board Considerations” for a summary of the factors considered and conclusions drawn by the Board in approving the Reorganization Agreement and authorizing the submission of the Reorganization to shareholders for approval. A form of the Reorganization Agreement is attached to this Proxy Statement as Appendix A.
USCA has recommended that the Target Fund be reconstituted as a series of TAP. USCA believes that continuing the USCA Fund as a new series of TAP may benefit the USCA Fund and its shareholders by providing additional investment and trading resources to the portfolio management team currently managing the fund, as well greater growth and distribution opportunities for the Ziegler Fund, thereby resulting in the potential for increased assets and decreased operating expenses over the long term for shareholders. Following the Reorganization, the annual advisory fee and expense limitation of the Acquiring Fund will be the same as the Target Fund.
To reorganize the Target Fund into a series of TAP, the Acquiring Fund, which has substantially similar strategies and investment policies as the Target Fund, has been created as a new series of TAP. If the shareholders of the Target Fund approve the Reorganization Agreement, the Reorganization will have these primary steps:
1.All of the assets of the Target Fund will be transferred to the Acquiring Fund in exchange solely for shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the Target Fund’s liabilities;
2.Immediately after the transfer of the Target Fund’s assets as provided for in the Reorganization Agreement, the Target Fund will distribute the Acquiring Fund shares received by the Target Fund pro rata to its shareholders in redemption of the outstanding shares of the Target Fund; and
3.The Target Fund will be liquidated and terminated.
Acquiring Fund shares issued in connection with the Reorganization will have an aggregate NAV equal to the aggregate value of the assets that the Target Fund transferred to the Acquiring Fund, less the Target Fund’s liabilities that the Acquiring Fund assumes. As a result of the Reorganization, existing shareholders of the Target Fund will become shareholders of the Acquiring Fund. Shareholders of the Target Fund will receive shares of the Acquiring Fund with an aggregate NAV equal to the aggregate NAV of their shares of the Target Fund held immediately prior to the Reorganization. No commission or other transaction fees will be charged to the Target Fund’s shareholders in connection with the Reorganization.
The Reorganization is expected to be a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes. Accordingly, it is expected that the Target Fund generally will not, and the shareholders of the Target Fund will not, recognize any gain or loss as a direct result of the Reorganization. TAP and USCA Trust will receive an opinion from tax counsel confirming such tax treatment.
1

EFFECT OF THE REORGANIZATION
The primary purpose of the Reorganization is to transition the investment portfolio and shareholders presently associated with the Target Fund to the Acquiring Fund.
Certain basic information about the Target Fund and Acquiring Fund is provided in the table below. The Target Fund and Acquiring Fund may be referred to together as the “Funds.”

Target Fund	Acquiring Fund
USCA Premium Buy-Write Fund	Ziegler FAMCO Hedged Equity Fund
Institutional Class Ticker: SHLDX*	Institutional Class Ticker: Same
Fiscal year end: September 30	Fiscal year end: Same
Form of Organization: series of a Delaware statutory trust	Form of Organization: Same
Diversification status: Diversified	Diversification status: Same
* The Target Fund has registered an Investor Class that currently has no assets and no shareholders and is not available for purchase.
The Reorganization will shift overall management responsibility for the Target Fund from USCA to Ziegler Capital Management, LLC (“Ziegler”). After the Reorganization, USCA will serve as sub-adviser to the Acquiring Fund and, therefore, continue to provide portfolio management services to the assets. The investment objective will be the same and the investment strategies of the Acquiring Fund will be substantially similar to those of the Target Fund, as described in more detail below. The Acquiring Fund and the Target Fund are each diversified for purposes of the 1940 Act.
The Target Fund currently pays USCA a management fee on a monthly basis of 0.78% of the Target Fund’s average daily net assets. Following the Reorganization, the management fee paid to Ziegler by the Acquiring Fund will also be 0.78%.
The gross total expense ratio of the Acquiring Fund is expected to be the same as the gross total expense ratio of the Target Fund. Further, following the Reorganization, Ziegler has agreed to maintain for the Acquiring Fund the expense limitation of 1.15% that is currently in place for the Target Fund (excluding certain types of expenses described below).
USCA Trust is not affiliated with TAP or Ziegler. USCA Trust and TAP have different Boards of Trustees. Custody, administration, accounting, transfer agency, distribution and certain compliance services (“Third Party Service Arrangements”) are provided to both TAP and USCA Trust by U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services (“Fund Services”) (fund administration, transfer agency, fund accounting and dividend distribution), U.S. Bank N.A. (“USB”) (custody) and Quasar Distributors, LLC (distribution). Quasar Distributors, LLC is a wholly-owned subsidiary of Foreside Distributors, LLC.
Shareholders will continue to be able to make additional purchases or sales of Target Fund shares through their financial intermediary up to and including the day of the Reorganization. If the Reorganization is approved, Target Fund shares will automatically be converted to Acquiring Fund shares at the closing of the Reorganization.
SUMMARY COMPARISON OF THE FUNDS
Fees and Expenses
The table below describes the fees and expenses that you pay if you buy and hold shares of the Target Fund and the pro forma fees and expenses that you may pay if you buy and hold shares of the Acquiring Fund after giving effect to the Reorganization. Expenses for the Target Fund are based on operating expenses of the Target Fund for the fiscal year ended September 30, 2020. Since the Acquiring Fund will commence operation at the time of the Reorganization, the fees and expenses shown for the Acquiring Fund are estimated.
Ziegler has contractually agreed to cap the fees and expenses (excluding certain types of expenses described below) of the Acquiring Fund at the same annual rate as the current expense cap for the Target Fund. Following the Reorganization, the shareholders of the Target Fund will not experience an increase in fees and expenses with respect to their investment in the Acquiring Fund (excluding acquired fund fees and expenses, taxes, interest expense, dividends on securities sold short, and
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extraordinary expenses). Following the expiration of the expense cap, it is possible that the total annual fund operating expenses of the Acquiring Fund may be higher than the current total net operating expenses of the Target Fund, based in part on the asset size of the Acquiring Fund at that time, if the expense cap is not extended by Ziegler.

	Target Fund	Acquiring Fund (pro forma)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.78%	0.78%
Distribution (12b-1) Fees	None	None
Other Expenses	0.95%	0.95%
Acquired Fund Fees and Expenses	0.03%	0.03%[1]
Less: Fee Waiver and/or Expense Reimbursement	-0.58%	-0.58%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.18%[2]	1.18%[3]
(1) Based on estimated amounts for the current fiscal year.
(2) USCA has contractually agreed to waive its fees and reimburse expenses of the Target Fund, at least until January 31, 2021 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers, other than USCA)) will not exceed 1.15% of average daily net assets. These fee waivers and expense reimbursements are subject to possible recoupment from the Target Fund within the three years after the fees have been waived or the expenses reimbursed, if such recoupment can be achieved within the lower of the foregoing expense limits or the expense limits in place at the time of recoupment. This agreement may be terminated only by the Board of Trustees of USCA Trust, of which the Target Fund is a series, on 60 days’ written notice to USCA.
(3) Pursuant to a contractual fee waiver and reimbursement agreement, Ziegler has contractually agreed to waive a portion or all of its management fees and pay Acquiring Fund expenses (excluding acquired fund fees and expenses, taxes, interest expense, dividends on securities sold short, and extraordinary expenses) in order to limit the total annual fund operating expenses to 1.15% of average daily net assets (the “Expense Caps”). The Expense Caps will remain in effect through at least January 31, 2022 and may be terminated only by TAP’s Board of Trustees. Ziegler may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, provided that such recoupment does not cause the Acquiring Fund’s expense ratio (after the recoupment is taken into account) to exceed the lower of (1) the Expense Caps in place at the time such amounts were waived or paid and (2) the Acquiring Fund’s Expense Caps at the time of recoupment.
Example
The Example below is intended to help you compare the cost of investing in shares of the Target Fund with the cost of investing in shares of the Acquiring Fund on a pro forma basis. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then either hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Caps for the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Target Fund shares	$120	$489	$900	$2,025
Acquiring Fund shares – (pro forma)	$120	$489	$900	$2,025

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Performance Information
The following performance information indicates some of the risks of investing in the Target Fund. The Acquiring Fund will not commence operations until after the closing of the Reorganization. At that time, the Acquiring Fund will adopt the performance history of the Target Fund.
The bar chart shows the Target Fund’s performance for the calendar year ended December 31, 2019. The tables illustrate how the Target Fund’s average annual returns for the 1-year and since-inception periods compared with two broad measures of market performance. The table illustrates the Target Fund’s past performance, before and after taxes, and does not necessarily indicate how it will perform in the future. Updated performance information is also available on the Target Fund’s website at www.uscashield.com or by calling the Target Fund toll free at (844) 877-4539.
Calendar Year Total Return as of December 31,
During the period of time shown in the bar chart, the Fund’s highest quarterly return was 5.82% for the quarter ended March 31, 2019, and the lowest quarterly return was -5.60% for the quarter ended December 31, 2018.
Average Annual Total Returns
For the Periods Ended December 31, 2019

USCA Premium Buy-Write Fund	1 Year	Since Inception November 29, 2016
Return Before Taxes	13.05%	5.42%
Return After Taxes on Distributions	12.78%	4.58%
Return After Taxes on Distributions and Sale of Shares	7.92%	3.96%
S&P 500 Index
(reflects no deduction for fees, expenses, or taxes)	31.49%	15.45%
CBOE BuyWrite Index
(reflects no deduction for fees, expenses, or taxes)	15.68%	7.36%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).
Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect a Fund’s performance. Because the Acquiring Fund is newly organized, no portfolio turnover data is available. The portfolio turnover for the Target Fund for the fiscal year ended September 30, 2020 was 90.13%.
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Principal Investment Objectives, Strategies, and Policies
The investment objectives of the Target Fund and Acquiring Fund are the same: Each Fund seeks growth of capital and income. Each Fund’s investment objectives are non-fundamental and may be changed by the respective Board without shareholder approval, upon at least 60 days’ prior written notice to shareholders. The strategies of the Target Fund and Acquiring Fund are substantially similar. The Acquiring Fund will include the addition of written and purchased put options as part of its principal investment strategy.

Principal Investment Strategies
USCA Premium Buy-Write Fund	Ziegler FAMCO Hedged Equity Fund
The Fund seeks to achieve its investment objective by investing primarily in common stocks of large-cap companies and exchange-traded funds (“ETFs”) that invest primarily in large-cap common stocks. The Fund defines large-cap as companies with market capitalizations in excess of $5 billion. The Fund sells (writes) call options on a majority of these stocks and ETFs in seeking to shield the Fund from some of the risk associated with these investments and to generate additional returns to the extent of the call option premium received.

The Fund seeks to achieve its investment objective by investing primarily in common stocks of large-cap companies and exchange-traded funds (“ETFs”) that invest primarily in large-cap common stocks. The Fund defines large-cap as companies with market capitalizations in excess of $5 billion. The Fund sells (writes) call options on a majority of the notional value of these stocks and ETFs, or a representative index, such as the S&P 500, in seeking to shield the Fund from some of the risk associated with these investments and to generate additional returns to the extent of the call option premium received. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities.

Not applicable.
The Fund may also purchase and sell exchange traded put options, employing an option overlay known as a “Put/Spread” strategy in order to provide additional downside protection and risk-reduction. The options may be based on the S&P 500 Index or on ETFs that replicate the S&P 500 Index (S&P 500 ETFs). The combination of the diversified portfolio of equity securities, the downside protection from index put spread and the income from the call options is intended to provide the Fund with a portion of the returns associated with equity market investments while exposing investors to less risk than traditional long-only equity strategies.

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Principal Investment Strategies
USCA Premium Buy-Write Fund	Ziegler FAMCO Hedged Equity Fund
The Adviser selects stocks that it believes will outperform the S&P 500 by screening for relatively attractive levels among the following stock specific financial metrics: (i) dividend payments, (ii) dividend increases, (iii) payout ratios, (iv) debt coverage ratios, (v) debt levels, (vi) earnings history, (vii) revenue growth, (viii) earnings growth, (ix) stock buybacks, (x) price-to-earnings (P/E) ratios, (xi) forward-looking P/E ratios, (xii) price-to-book value ratios, (xiii) price-to-sales ratios, (xiv) price to-cash flow ratios, (xv) Altman Z scores (a bankruptcy predictor), (xvi) P/E-to-growth (PEG) ratios, and (xv) betas (a measure of relative volatility of a security compared to the market as a whole). In addition to evaluating these metrics, the Adviser assesses the macro economic environment to determine what sectors of the S&P 500 it believes will underperform and outperform. From these determinants, the Adviser selects stocks it believes have the highest probability of outperforming the S&P 500.The Adviser uses ETFs as a substitute for groups of stocks or to execute sector based strategies.

In selecting investments, USCA Asset Management LLC (the “Sub-Adviser”) considers the following, among other criteria: (i) dividend payments, (ii) dividend increases, (iii) payout ratios, (iv) debt coverage ratios, (v) debt levels, (vi) earnings history, (vii) revenue growth, (viii) earnings growth, (ix) stock buybacks, (x) price-to-earnings (P/E) ratios, (xi) forward-looking P/E ratios, (xii) price-to-book value ratios, (xiii) price-to-sales ratios, (xiv) price-to-cash flow ratios, (xv) Altman Z scores (a bankruptcy predictor), (xvi) P/E-to-growth (PEG) ratios, and (xv) betas (a measure of relative volatility of a security compared to the market as a whole). The Sub-Adviser may use ETFs as a substitute for groups of stocks or to execute sector-based strategies.

To enhance the potential returns of the Fund, as well as to hedge against losses should portfolio securities decline, the Adviser sells call options against the Fund’s portfolio of stocks and ETFs. This strategy is commonly referred to as a “covered call” strategy because the Fund owns the underlying security at the time it sells the option.

To enhance the potential returns of the Fund, as well as to hedge against losses should portfolio securities decline, the Sub-Adviser sells call options against the Fund’s portfolio of stocks and ETFs either individually or on a representative index such as the S&P 500 Index. This part of the Fund’s strategy is commonly referred to as a “covered call” strategy because the Fund owns the underlying security at the time it sells the option.

The Adviser selects call options with various exercise prices and maturities, reflecting the Adviser’s views about the capital appreciation potential of each underlying stock and ETF, as well its view on the U.S. stock market as a whole. The Adviser selects call options it believes will expire worthless or can be repurchased (bought back) later at a lower price.

The Sub-Adviser selects call and put options with various exercise prices and maturities, reflecting the Sub-Adviser’s views about the capital appreciation potential of each underlying stock and ETF or representative index, as well its view on the U.S. equity market as a whole. The Sub-Adviser selects call options it believes will expire worthless or can be repurchased (bought back) later at a lower price.

The Adviser sells stocks and ETFs when it believes they no longer represent the highest probability of outperforming the S&P 500 and will contemporaneously repurchase related written call options. The Adviser also repurchases call options when it believes writing a new call option with a different maturity and/or strike price will produce higher returns. Together, the Adviser’s stock and ETF selection strategy and call writing strategy are intended to produce returns that match or exceed the long-term performance of the S&P 500 while avoiding some of the losses experienced during market declines. The Adviser engages in active trading of the Fund’s portfolio of securities in seeking to achieve the Fund’s investment objective.

The Sub-Adviser sells stocks and ETFs when it believes they no longer meet the criteria mentioned above and will contemporaneously repurchase related written call options. The Sub-Adviser also repurchases call options when it believes writing a new call option with a different maturity and/or strike price will produce higher returns.

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Principal Investment Strategies
USCA Premium Buy-Write Fund	Ziegler FAMCO Hedged Equity Fund
When the Adviser determines that investment opportunities in large cap common stocks are overvalued or that prospects for the U.S. stock market are waning, the Adviser may also allocate a portion of the Fund’s assets to money market funds and other cash equivalents.

When the Sub-Adviser determines that investment opportunities in large cap common stocks are overvalued or that prospects for the U.S. stock market are waning, the Sub-Adviser may also allocate a portion of the Fund’s assets to money market funds and other cash equivalents.

Principal Risks
Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of the Fund’s shares may be affected by its investment objective, principal investment strategies, and particular risk factors. There is no guarantee that a Fund will achieve its investment objective or that it will not lose principal value. The principal risks of investing in the Funds are substantially similar and are set forth below. The Acquiring Fund has added “Options Risk,” “Written Index Put Options Risk,” and “Recent Market Events Risk.” The Acquiring Fund has removed “Distribution Policy Risk,” and “High Turnover Risk,” as Ziegler does not consider these principal risks of investing in the Acquiring Fund. Some or all of these risks may adversely affect the Fund’s NAV, trading price, yield, total return and/or ability to meet its objectives.

Target Fund	Acquiring Fund
Distribution Policy Risk: The Fund’s distribution policy is expected to result in distributions that equal a fixed percentage of the Fund’s current NAV per share. All or a portion of a distribution may consist of a return of capital (i.e., from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.
Not applicable.
Equity Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting securities markets generally, the equity securities of a particular sector, or a particular company.
Same.
Not applicable.
Options Risk. Purchasing and writing put and call options are specialized transactions wither higher risk than ordinary investments. The Fund may not fully benefit from or may lose money on an option if changes in its value do not correlate as expected to changes in the value of the underlying securities. If the Fund is not able to sell or close an option in its portfolio, it would have to exercise the option to realize any profit and would incur transaction costs on the purchase or sale of the underlying securities. Transactions in options also involve the payment of premiums, which may adversely affect the Fund’s performance.

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Target Fund	Acquiring Fund
Written Call Options Risk. Selling covered call options will limit the Fund’s gain, if any, on its underlying securities. The Fund continues to bear the risk of a decline in the value of its underlying stocks. Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account. Call options involve risks different from the risks associated with investing directly in the underlying securities. These risks include risk of mispricing or improper valuation and the risk that changes in the value of the call option may not correlate perfectly with the underlying security. As the seller (writer) of a call option, the Fund will tend to lose money if the value of the reference index or security rises above the strike price. The use of call options to shield the Fund may result in higher transaction costs. This shielding may not be successful and investors could still lose money through investing in the Fund
Same.
Not applicable.
Written Index Put Options Risk. The purchaser (writer) of put option has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the put option as of the valuation date of the option. Because their exercise is settled in cash, sellers of index put options such as the Fund cannot cover their potential settlement obligations by selling short the underlying securities. As the writer of index put options, the Fund will be responsible, during the option’s life, for any decreases in the value of the index below the strike price of the put option. When an index put option is exercised, the Fund will be required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index at contract termination. While the risk of selling put options may be mitigated by the Fund’s purchase of put options at a lower strike price (thereby capping the maximum loss potential), there can be no assurance that options with the same strike price and maturity will be available to allow the Fund to close out (buy back) its written options. Accordingly, the potential losses from writing index put options can be substantial. Similarly, when the Fund purchases put options, there can be no assurance that options with the same strike price and maturity will be available to allow the Fund to close out (sell out of) its purchased options, which may prevent the Fund from locking in a gain on the purchased option by exiting the position.

8

Target Fund	Acquiring Fund
ETF and Mutual Fund Risk. Your cost of investing in the Fund will be higher than the cost of investing directly in other mutual funds and ETFs and may be higher than other mutual funds that invest directly in stocks. You will indirectly bear fees and expenses charged by the other mutual funds and ETFs in addition to the Fund’s direct fees and expenses. Each ETF and mutual fund is subject to specific risks, depending on the nature of the fund. Investment in the Fund should be made with the understanding that the ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. The market value of ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when shares trade at a premium or discount to net asset value.
Same.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with ETFs. ETFs have a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to ETFs in which the Fund invests and no other Authorized Participant is able to step forward to create or redeem Creation Units, shares of those ETFs may trade at a discount to net asset value (“NAV”) and possibly face trading halts and/or delisting.
Same.
Distressed Market Risk. If the market for securities in which an ETF invests becomes distressed, the market for the shares of that ETF may become less liquid in response to the deteriorating liquidity in the market for the underlying portfolio holdings of that ETF. This adverse effect on liquidity for shares of that ETF could lead to differences between the market price of the ETF’s shares and the underlying value of those shares.
Same.
Market Trading Risk. ETFs face numerous market trading risks, including disruptions to the creation and redemption processes of the ETF, losses from trading in secondary markets, and the existence of extreme market volatility or potential lack of an active trading market for shares, which may result in shares trading at a significant premium or discount to NAV. If the Fund purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the Fund may sustain losses.
Same.
High Turnover Risk: A higher portfolio turnover may result in higher transactional and brokerage costs.	Not applicable.
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Target Fund	Acquiring Fund
Large Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.	Same.
Management Risk. The Fund is an actively managed portfolio. The Sub-Adviser’s practices and investment strategies may not work to produce the desired result if the portfolio managers’ judgment about the attractiveness or value of a particular security or about market movements is incorrect, or if there are imperfections, errors or limitations in the models and data used by the portfolio managers which could have an adverse effect on the value or performance of the Fund.
Same.
Market Risk. Overall securities market risks, including volatility, may affect the value of individual instruments in which the Fund invests. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.
Same.
Not applicable.
Recent Market Events Risk. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the market generally and on specific securities. Periods of market volatility may occur in response to pandemics or other events outside of our control. These types of events could adversely affect the Fund’s performance. For example, since December 2019, a novel strain of coronavirus (COVID-19) has spread globally, which has resulted in the temporary closure of many corporate offices, retail stores, and manufacturing facilities and factories across the world. As the extent of the impact on global markets from the coronavirus is difficult to predict, the extent to which the coronavirus may negatively affect the Fund’s performance or the duration of any potential business disruption is uncertain. Any potential impact on performance will depend to a large extent on future developments and new information that may emerge regarding the duration and severity of the coronavirus and the actions taken by authorities and other entities to contain the coronavirus or treat its impact.

Temporary Investments
To respond to adverse market, economic, political or other conditions, each Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments. These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that the Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the Fund pays its pro-rata portion of such money market funds’ advisory fees and operational fees. The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.
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Funds’ Investment Restrictions and Limitations
The investment restrictions adopted by the Target Fund and the Acquiring Fund as fundamental investment restrictions (i.e., cannot be changed by a Fund’s Board of Trustees without affirmative shareholder approval) are substantially similar, except that the Acquiring Fund does not have a fundamental policy prohibiting purchasing securities on margin. The Target Fund and Acquiring Fund have different non-fundamental investment restrictions (i.e., can be changed without shareholder approval by a Fund’s Board of Trustees), which are outlined below. Both Funds are considered “diversified companies” under the 1940 Act; this classification is considered a fundamental policy and may not be changed without shareholder approval. A comparison of the fundamental investment restrictions of the Target Fund and Acquiring Fund is below.
A fundamental restriction cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the applicable Fund; or (2) 67% of the shares present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares are present or represented. A non-fundamental limitation may be changed by the Fund’s Board of Trustees without shareholder approval.

FUNDAMENTAL INVESTMENT RESTRICTIONS
Target Fund	Acquiring Fund
Fundamental Investment Limitation Borrowing
The Fund may borrow money, to the extent permitted by the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund’s total assets, including the value of the assets purchased with the proceeds of its indebtedness, if any). The Fund may borrow for investment purposes, for temporary liquidity, or to finance repurchases of its shares.	The Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
Fundamental Investment Limitation Issuing Senior Securities
The Fund may not issue senior securities, except as otherwise permitted under the 1940 Act, and the rules and regulations promulgated thereunder.	The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
Fundamental Investment Limitation Underwriting Activities
The Fund may underwrite securities of other issuers, only insofar as the Fund may be deemed an underwriter under the Securities Act in connection with the disposition of its portfolio securities. The Fund may invest in restricted securities (those that must be registered under the Securities Act before they may be offered or sold to the public).	The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
Fundamental Investment Limitation Industry Concentration
The Fund may invest 25% or more of the market value of its assets in the securities of the U.S. Government, its agencies or instrumentalities, but will not invest 25% or more of the market value of its assets in the securities of the companies or entities engaged in any one industry or group of industries.
The Fund may not invest more than 25% of the market value of its total assets in the securities of companies engaged in any one industry. (Does not apply to investments in other investment companies or securities of the U.S. Government, its agencies or instrumentalities. The Fund will consider the portfolio of underlying investment companies when determining compliance with its concentration policy.)
Fundamental Investment Limitation Purchase and Sale of Real Estate
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The Fund may purchase or sell real estate, real estate mortgage loans and interests in real estate, including through investments in securities that are secured by or represent direct or indirect interests in real estate.	The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
Fundamental Investment Limitation Making Loans
The Fund may make loans to others (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) to the extent the entry into a repurchase agreement is deemed to be a loan, (c) by loaning portfolio securities, and (d) in any other manner consistent with the Fund’s investment policies or as otherwise permitted under the 1940 Act.	The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
Fundamental Investment Limitation Purchase and Sale of Commodities
The Fund may purchase or sell commodities, including those acquired as a result of ownership of securities or other investments, and may purchase and sell forward and futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission, invest in securities or other instruments backed by or linked to commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.	The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
Fundamental Investment Limitation Short Sales and Margin
The Fund may sell securities short, write put and call options, but will not purchase securities on margin.	None.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
Target Fund	Acquiring Fund
Non-Fundamental Investment Limitation Investment for the Purpose of Exercising Control
The Fund may not Invest in any issuer for purposes of exercising control or management.	None.
Non-Fundamental Investment Limitation Other Investment Companies
The Fund may not invest in securities of other investment companies except as permitted under the 1940 Act.	None.
Non-Fundamental Investment Limitation Illiquid Securities
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The Fund may not invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities, which are not readily marketable, and repurchase agreements with more than seven days to maturity. However, if more than 15% of Fund assets (defined as net assets plus the amount of any borrowing for investment purposes) are illiquid, the Fund’s investment adviser will reduce illiquid assets such that they do not represent more than 15% of Fund assets, subject to timing and other considerations which are in the best interests of the Fund and its shareholders	None.
Non-Fundamental Investment Limitation Mortgage, Pledge, and Hypothecate
The Fund may not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with [permitted] borrowings. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.	None.
Non-Fundamental Investment Limitation Equity Securities
None.	The Fund observes the following policy, which is not deemed fundamental and may be changed without shareholder approval. The Fund may not make any change to its investment policy of investing at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities.

Management
Boards of Trustees
The overall management of the business and affairs of USCA Trust is vested with its Board. The Board is responsible for overseeing USCA and other service providers in the operations of USCA Trust. USCA Trust currently has five Trustees, two of whom are “interested persons,” as that term is defined under the 1940 Act. A list of the Trustees and officers of USCA Trust, and their present positions and principal occupations, is provided under “Management” in the Target Fund’s SAI, which is incorporated by reference into this Proxy Statement.
The business and affairs of TAP are managed by its officers under the oversight of its Board of Trustees (the “TAP Board”). The TAP Board sets broad policies for TAP and may appoint TAP’s officers. The TAP Board oversees the performance of Ziegler and TAP’s other service providers. TAP currently has six Trustees, one of whom is an “interested person,” as that term is defined under the 1940 Act.
Investment Adviser/Sub-Adviser
USCA Asset Management LLC, located at 4444 Westheimer Road, Suite G500, Houston, Texas 77027, is the investment adviser to the Target Fund. Ziegler has entered into an investment sub-advisory agreement, under which, USCA will serve as the investment sub-adviser to the Acquiring Fund. The Adviser compensates the Sub-Adviser out of the advisory fees it receives from the Fund. The Sub-Adviser is an SEC-registered investment advisory firm and a wholly-owned subsidiary of U.S. Capital Advisers, which was founded in 2003. As of September 30, 2020, U.S. Capital Advisers had assets under advisement of approximately $6.2 billion.
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The Acquiring Fund’s investment adviser, Ziegler Capital Management, LLC, headquarters are located at 70 West Madison Street, 24th Floor, Chicago, Illinois 60602-4109 and has additional offices in Milwaukee, Wisconsin and Saint Louis, Missouri. The Adviser is an SEC-registered investment advisory firm formed in 2005. As of May 31, 2020, the Adviser had assets under management or advisement of approximately $9.4 billion.
The Sub-Adviser manages the investments of the Fund in accordance with the Fund’s investment objective, policies and limitations and any investment guidelines established by the Adviser and the Board. The Sub-Adviser is responsible, subject to the oversight of the Adviser and the Board, for the purchase, retention and sale of securities in the Fund’s investment portfolio. A summary of the changes in advisors between the Acquiring Fund and Acquiring Fund is below:

Target Fund	Acquiring Fund
USCA Premium Buy-Write Fund	Ziegler FAMCO Hedged Equity Fund
Investment Adviser: USCA	Investment Adviser: Ziegler
Sub-Adviser: None	Sub-Adviser: USCA
Portfolio Managers
The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Funds:

Target Fund	Acquiring Fund
Davis Rushing*	Davis Rushing*
Kelly Rushing*	Kelly Rushing*
Wiley Angell*
* Denotes lead portfolio manager
Davis Rushing has been a registered representative of the Sub-Adviser since 2016 and has served as a Managing Director since 2015. As of September 30, 2019, Mr. Rushing (along with Kelly Rushing) manages approximately $90 million for clients in separate accounts that have a substantially similar investment strategy as the Fund. Prior to joining the Sub-Adviser, Mr. Rushing worked in financial services for nine years, most recently as a Vice President – Wealth Management and Portfolio Manager at UBS, from 2011 to 2015, where he employed a strategy similar to that of the Fund.
Kelly Rushing has been a registered representative of the Sub-Adviser since 2016 and has served as a Managing Director since 2015. As of September 30, 2019, Mr. Rushing (along with Davis Rushing) manages approximately $90 million for clients in separate accounts that have a substantially similar investment strategy as the Fund. Prior to joining the Sub-Adviser, from 2006 to 2015, Mr. Rushing served as a portfolio manager in UBS’ “Portfolio Management Program,” where he employed a strategy similar to that of the Fund. Mr. Rushing’s experience with the strategy dates back to his days at the University of Texas where he authored a paper on the subject as part of his graduate work and began managing his first account (his own) utilizing the strategy in 1999.
Wiley Angell is the Chief Investment Officer and Senior Portfolio Manager for the FAMCO Group at the Adviser. Prior to joining the firm in 2015, Mr. Angell was Chief Executive Officer and Chief Investment Officer – Equities and Fixed Income for Fiduciary Asset Management (“FAMCO”) since the firm’s inception in 1994. Prior to that, Mr. Angell served as Portfolio Manager for General Dynamics. He was also Treasurer of Franklin Savings Association where he managed a multi-billion dollar mortgage portfolio and was responsible for the firm’s hedging strategies and balance sheet risk control. He has managed institutional portfolios for over 25 years, specializing in equity, covered call, fixed income and liability driven investing. Mr. Angell received his B.A. in Business and Economics from Ottawa University and has served on boards of university endowments and charitable organizations.
Investment Advisory Fees
Pursuant to an advisory agreement between USCA Trust, on behalf of the Target Fund, and USCA (“USCA Advisory Agreement”), the Target Fund pays USCA a management fee of 0.78% for the services it provides, payable on a monthly basis at an annual rate based on a percentage of the Target Fund’s average daily net assets.
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Pursuant to an investment advisory agreement between TAP, on behalf of the Acquiring Fund, and Ziegler (“Ziegler Advisory Agreement”), the Acquiring Fund will pay Ziegler an annual advisory fee based on its average daily net assets for the services and facilities it provides payable at the annual rate of 0.78% of the Acquiring Fund’s average daily net assets.
Pursuant to an investment sub-advisory agreement between Ziegler and USCA (“USCA Sub-Advisory Agreement”), Ziegler will pay USCA an annual sub-advisory fee based on the Acquiring Fund’s average daily net assets for the services it provides payable at the annual rate of 33% of 0.78% of average daily net assets (or 0.2574% of average daily net assets) over $25 million. Ziegler does not pay a sub-advisory fee on Fund assets between $0 and $25 million.
A discussion regarding the basis for the Board’s approval of the USCA Advisory Agreement with respect to the Target Fund is available in the Target Fund’s Annual Report, which is incorporated by reference. A discussion regarding the basis for TAP’s approval of the Ziegler Advisory Agreement and the USCA Sub-Advisory Agreement with respect to the Acquiring Fund will be available in the Acquiring Fund’s first semi-annual or annual report to shareholders following the Reorganization.
Operating Expense Limitation Agreement
USCA and Ziegler have each contractually agreed to waive their fees and/or pay for operating expenses of the Target Fund and Acquiring Fund, respectively, to ensure that the total annual fund operating expenses (excluding acquired fund fees and expenses, taxes, interest expense, dividends on securities sold short, and extraordinary expenses) do not exceed 1.15% of the Fund’s average daily net assets. The expense limitation agreement is in effect until January 31, 2021 for Target Fund and until January 31, 2022 for the Acquiring Fund. The Target Fund’s expense limitation agreement can be terminated only by the USCA Trust Board and the Acquiring Fund’s expense limitation agreement can be terminated only by the TAP Board.

Target Fund	Annual Expense Limit	Acquiring Fund	Annual Expense Limit
USCA Premium Buy-Write Fund	1.15%	Ziegler FAMCO Hedged Equity Fund	1.15%
Any reduction in advisory fees or payment of a Fund’s expenses made by the adviser in a fiscal year may be reimbursed by the Fund for a period ending three years from the date they were waived or paid. This reimbursement may be requested from the Fund provided that such recoupment does not cause the Fund’s expense ratio (after the recoupment is taken into account) to exceed the lower of (1) the Expense Caps in place at the time such amounts were waived or paid and (2) the Fund’s Expense Caps at the time of recoupment.
Other Service Providers
The following table identifies the principal service providers that service the Target Fund and that are expected to service the Acquiring Fund:

	Target Fund	Acquiring Fund
Administrator	U.S. Bank Global Fund Services	U.S. Bank Global Fund Services
Fund Accountant	U.S. Bank Global Fund Services	U.S. Bank Global Fund Services
Transfer Agent	U.S. Bank Global Fund Services	U.S. Bank Global Fund Services
Custodian	U.S. Bank N.A.	U.S. Bank N.A.
Distributor and Principal Underwriter	Quasar Distributors, LLC	Quasar Distributors, LLC
Independent Registered Public Accounting Firm	Cohen & Company, Ltd.	BBD, LLP
Legal Counsel	Thompson Hine LLP	Morgan, Lewis & Bockius LLP
Purchase and Redemption of Shares
The following table highlights and compares the purchase, redemption, and exchange policies and procedures of the Target Fund and the Acquiring Fund (excluding investment minimums, which are highlighted in a separate chart below). For a more complete discussion of each Fund’s purchase, redemption, and exchange policies and procedures, please see the applicable section of that Fund’s Prospectus.
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	Target Fund	Acquiring Fund
Purchases	Orders for shares received by the Fund in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at the public offering price, which is NAV plus any sales charge, or at net asset value per share on a per-class basis (if no sales charges apply) computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of the NYSE on the next day on which it is open for trading at the next determined net asset value per share plus sales charges, if any.
You may purchase shares of the Fund from securities brokers, dealers or financial intermediaries (collectively, “Financial Intermediaries”). Investors should contact their Financial Intermediary directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged. The Fund may enter into arrangements with certain Financial Intermediaries whereby such Financial Intermediaries are authorized to accept your order on behalf of the Fund. If you transmit your order to these Financial Intermediaries before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the New York Stock Exchange (“NYSE”) is open for business, shares will be purchased at the appropriate per share price next computed after it is received by the Financial Intermediary. Investors should check with their Financial Intermediary to determine if it participates in these arrangements.

The public offering price is the NAV per share. Shares are purchased at the public offering price next determined after the Transfer Agent receives your order in good order (i.e., the purchase request includes the name of the Fund, the dollar amount of shares to be purchased, your account application or investment stub, and a check payable to the Fund).In most cases, in order to receive that day’s public offering price, the Transfer Agent must receive your order in good order before the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time.

The Trust reserves the right in its sole discretion (i) to suspend the continued offering of a Fund’s shares and (ii) to reject purchase orders in whole or in part when in the judgment of the Adviser or the Distributor such rejection is in the best interest of the Fund. The Adviser has the right to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund’s shares.

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Target Fund	Acquiring Fund
Redemptions	The Fund will redeem all or any portion of a shareholder’s shares of the Fund when requested in accordance with the procedures set forth in the “Redemptions” section of the Prospectus. Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times:
(a) when the NYSE is closed, other than customary weekend and holiday closings;
(b) when trading on that exchange is restricted for any reason;
(c) when an emergency exists as a result of which disposal by the Fund of securities owned is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of net assets; provided, that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or
(d) when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

Supporting documents in addition to those listed under “Redemptions” in the Prospectus will be required from executors, administrators, trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, and certificates of corporate authority and waiver of tax required in some states when settling estates.	You can sell your Fund shares any day the NYSE is open for regular trading, either directly to the Fund or through your Financial Intermediary.

The Fund typically sends the redemption proceeds on the next business day (a day when the NYSE is open for normal business) after the redemption request is received in good order and prior to market close, regardless of whether the redemption proceeds are sent via check, wire, or ACH transfer. If you did not purchase your shares with a wire payment, before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 15 calendar days from the purchase date. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for more than seven days, as permitted by federal securities law. The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the Fund’s portfolio securities at the time of redemption or repurchase.

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	Target Fund	Acquiring Fund
Dividends and Distributions	The Fund’s distribution policy is to make quarterly distributions to shareholders. The level of quarterly distributions (including any return of capital) is not fixed, but is expected to represent an annual rate of approximately 4% of the Fund’s current NAV per share. However, this distribution policy is subject to change. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit.	The Fund will generally make distributions of dividends from any net investment income annually and capital gains annually. The Fund may make an additional payment of dividends or distributions of capital gains if it deems it necessary for federal income tax purposes or otherwise desirable at any other time of the year.

All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive dividends in cash while reinvesting capital gain distributions in additional Fund shares; (2) reinvest dividends in additional Fund shares and receive capital gains in cash; or (3) receive all distributions in cash.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current NAV per share, and to reinvest all subsequent distributions. If you wish to change your distribution option, notify the Transfer Agent in writing or by telephone at least 5 days prior to the payment date for the distribution.
Frequent Trading	The Fund discourages and does not accommodate market timing. Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Fund’s Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently uses several methods to reduce the risk of market timing. These methods include, but are not limited to committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund’s Market Timing Trading Policy.	The Board has adopted policies and procedures to prevent frequent transactions in the Fund. The Fund discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Fund’s performance. Shareholders in the Fund will be restricted to no more than four “round trips” during any 12 month period. A round trip is an exchange or redemption out of the Fund followed by an exchange or purchase back into the same Fund. The Fund takes steps to reduce the frequency and effect of these activities in the Fund. These steps include monitoring trading practices and using fair value pricing. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while the Fund makes efforts to identify and restrict frequent trading, the Fund receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Fund seeks to exercise its judgment in implementing these tools to the best of its abilities in a manner that the Fund believes is consistent with shareholder interests.
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Target Fund	Acquiring Fund
Net Asset Value	The NAV and offering price of each class of shares is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open for business. The NYSE normally closes at 4:00 p.m. (Eastern Time). NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of the Fund, including management and administration fees, which are accrued daily. The determination of the Fund’s NAV for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Fund’s securities are valued each day at the last quoted sales price on each security’s primary exchange. Exchange-traded options are valued at the mean of the highest bid price and lowest ask price across the exchanges where the option is principally traded. Securities other than exchange-traded options that are traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities other than exchange-traded options that are primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.	Shares of the Fund are sold at NAV per share, plus any applicable sales charge per share, which is calculated as of the close of regular trading (generally, 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open for unrestricted business. However, the Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. The NYSE is closed on weekends and most national holidays, including New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV will not be calculated on days when the NYSE is closed for trading.

Purchase and redemption requests are priced based on the next NAV per share calculated after receipt of such requests. The NAV is the value of the Fund’s securities, cash and other assets, minus all expenses and liabilities (assets – liabilities = NAV). NAV per share is determined by dividing NAV by the number of shares outstanding (NAV/ # of shares = NAV per share). The NAV takes into account the expenses and fees of the Fund, including management and administration fees, which are accrued daily.

In calculating the NAV, portfolio securities are valued using current market values or official closing prices, if available. Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded.

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Target Fund	Acquiring Fund
Fair Valuation	If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Adviser in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used. In these cases, the Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator and (iii) Adviser. The team may also enlist third-party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Fund may use independent pricing services to assist in calculating the value of the Fund’s securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. Because the Fund may invest in underlying ETFs that hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of some of the Fund’s portfolio securities may change on days when you may not be able to buy or sell Fund shares. In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of	When reliable market quotations are not readily available or the Fund’s pricing service does not provide a valuation (or provides a valuation that in the judgment of the Adviser to the Fund does not represent the security’s fair value) or when, in the judgment of the Adviser, events have rendered the market value unreliable, a security or other asset is valued at its fair value as determined under procedures approved by the Board. Valuing securities at fair value is intended to ensure that the Fund is accurately priced and involves reliance on judgment. Fair value determinations are made in good faith in accordance with the procedures adopted by the Board. The Board will regularly evaluate whether the Fund’s fair valuation pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application by the Trust’s valuation committee. There can be no assurance that the Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

Fair value pricing may be applied to non-U.S. securities. The trading hours for most non-U.S. securities end prior to the close of the NYSE, the time that the Fund’s NAV is calculated. The occurrence of certain events after the close of non-U.S. markets, but prior to the close of the NYSE (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of non-U.S. securities when non-U.S. markets open on the following business day. If such events occur, the Fund may value non-U.S. securities at fair value, taking into account such events, when it calculates its NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV per share in advance of the time the NAV per share is calculated. Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) investments which are not frequently traded and/or the market price of which he Adviser believes may be stale; (b) illiquid securities, including “restricted” securities and private placements for which there is no public market; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended; and (e) fixed income securities that have gone into default and for which there is not a current market value quotation.
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Target Fund	Acquiring Fund

long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short- term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund’s assets that are invested in one or more ETFs or other investment companies registered under the 1940 Act, the Fund’s net asset value is calculated based upon the market values of those ETFs or companies, and the prospectuses for these ETFs or companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.
If the Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Dividends and Other Distributions
The Target Fund will generally make distributions of dividends from any net investment income annually and capital gains quarterly. The level of quarterly distributions is not fixed, but is expected to represent an annual rate of approximately 4% of the Fund's current NAV per share. The Acquiring Fund will generally make distributions of dividends from any net investment income annually and capital gains annually and does not have a targeted rate of distribution.
Tax Information
Distributions shareholders receive from a Fund are generally taxable to them as ordinary income for federal income tax purposes, except that distributions may be taxed to non-corporate shareholders at long-term capital gain rates to the extent reported by the Fund as “capital gain dividends” or “qualified dividend income,” and may also be subject to state or local taxes. Fund distributions may not be taxable to a shareholder if he/she/it is investing through a tax-advantaged retirement plan account or is a tax-exempt investor, although he/she/it may be taxed on withdrawals from his/her/its tax-advantaged account.
As of the fiscal year ended September 30, 2019, the Target Fund did not have any capital loss carry-forward.
BOARD CONSIDERATIONS
At a meeting of the USCA Trust Board held on October 6, 2020, USCA recommended that the USCA Trust Board approve the Reorganization of the Target Fund. At the meeting, the USCA Trust Board reviewed detailed information regarding the proposed Reorganization from the point of view of the interests of the Target Fund and its shareholders. After careful consideration, the USCA Trust Board (including all trustees who are not “interested persons” of the Acquiring Fund, USCA or their affiliates) determined that the Reorganization of the Target Fund would be in the best interests of the Target Fund and its shareholders. The USCA Trust Board unanimously approved the Reorganization Agreement and recommended that the shareholders of the Target Fund vote in favor of the Reorganization of the Target Fund by approving the Reorganization Agreement.
At the October meeting, USCA indicated that it believes that continuing the USCA Fund as a new series of TAP may benefit the USCA Fund and its shareholders by providing additional investment and trading resources to the portfolio management team currently managing the fund, as well greater growth and distribution opportunities for the Ziegler Fund, thereby resulting in the potential for increased assets and decreased operating expenses over the long term for shareholders.
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In recommending the proposed Reorganization, the USCA Trust Board (with the advice and assistance of independent counsel) also considered, among other things:
•Ziegler is a leading and well-respected asset management firm with significant portfolio management expertise, resources and capabilities.
•Ziegler plans to engage the Target Fund’s current investment adviser, whose services have benefited Target Fund shareholders, as sub-adviser to the Acquiring Fund.
•Anticipated synergies between Ziegler’s options-based equity team and the team of the proposed sub-adviser.
•The Fund’s current portfolio managers would continue to serve the Acquiring Fund through the sub-adviser, and the addition of the proposed Ziegler portfolio manager, who has impressive credentials and experience related to equities and covered call strategies, would only enhance the capabilities of the portfolio management team.
•There are potential long-term efficiencies that may result from the Reorganization and the integration of the Target Fund into TAP, a larger series trust, including the potential to reduce the level of operational expenses associated with administrative, compliance and portfolio management services due to improved scale and purchasing power.
•Ziegler and its parent company have significant industry contacts, access to distribution channels, and experience in successfully raising assets in options-based equity strategies, all of which have the potential to result in significant asset growth and provide opportunities for economies of scale and cost savings over time as certain expenses, such as fixed operating expenses, become a smaller percentage of overall assets.
•Ziegler and the proposed sub-adviser have robust procedures in place to mitigate the key risks associated with the strategy to be used for the Acquiring Fund, including the potential use of employing a put-writing strategy to mitigate equity market risk.
•Ziegler has agreed to ensure there would be no unfair burden imposed on the Target Fund’s shareholders as a result of the Transaction, and that certain fees and expenses would be capped at current levels for at least one year from the date of the Transaction.
Based on all of the foregoing, the USCA Trust Board concluded that the Target Fund’s participation in the proposed Reorganization would be in the best interests of the Target Fund and would not dilute the interests of the Target Fund’s existing shareholders. The USCA Trust Board, including those Board members who are not “interested persons” of USCA Trust, as defined in the 1940 Act, unanimously recommends that shareholders of the Target Fund approve the Reorganization Agreement for the Target Fund.
KEY INFORMATION ABOUT THE PROPOSED REORGANIZATIONS
General information About the Reorganization
Terms of the Reorganization
The terms and conditions under which the Reorganization would be completed are contained in the Agreement and Plan of Reorganization. The following summary thereof is qualified in its entirety by reference to the Reorganization Agreement, a copy of the form of which is attached to this Proxy Statement/Prospectus as Exhibit A.
1.The Reorganization is expected to occur in the fourth quarter of 2020, subject to approval by Target Fund shareholders and satisfaction of any other conditions to closing. However, following such approvals, the Reorganization may happen at any time agreed to by the Target Fund and the Acquiring Fund.
2.The Target Fund will transfer all of its assets to the Acquiring Fund in exchange solely for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the Target Fund’s liabilities.
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3.The Acquiring Fund will issue shares of the Acquiring Fund that have an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund outstanding immediately before the Reorganization after the declaration and payment of any dividends and/or distributions. The Acquiring Fund shares received by the Target Fund will be distributed to Target Fund shareholders in proportion to their holdings of shares of the Target Fund, in liquidation of the Target Fund. Each shareholder of the Target Fund at the time of the Reorganization will receive the number of Acquiring Fund shares with an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund held by that shareholder immediately before the Reorganization after the declaration and payment of any dividends and/or distributions.
4.All computations of value under the Reorganization Agreement shall be made by U.S. Bancorp Fund Services, LLC in its capacity as the Fund’s accounting agent using the valuation procedures of the Target Fund in pricing the shares and assets of the Target Fund.
5.The net asset value of shares of the Target Fund and the shares of the Acquiring Fund will be computed as of the time set forth in their respective Prospectuses (normally the close of regular trading on the New York Stock Exchange) on the date of the closing of the Reorganization.
Conditions to Closing for the Reorganization
The completion of the Reorganization is subject to certain conditions described in the Reorganization Agreement, including:
1.A registration statement on Form N-14 relating to the Reorganization will have been filed with the SEC and become effective.
2.A post-effective amendment to TAP’s N-1A relating to the applicable Acquiring Fund will have been filed with the SEC and become effective.
3.The shareholders of the Target Fund will have approved the Reorganization Agreement by the requisite vote.
4.The Target Fund and Acquiring Fund will have received an opinion of Morgan, Lewis & Bockius LLP, in a form reasonably acceptable to the Target Fund and Acquiring Fund, substantially to the effect that, as described in more detail in the section entitled “Federal Income Tax Consequences of the Reorganization,” the Target Fund generally will not recognize gain or loss, and the shareholders of the Target Fund will not recognize gain or loss for U.S. federal income tax purposes, upon the shareholders’ exchange of their Target Fund shares for shares of the Acquiring Fund in connection with the Reorganization.
Termination of the Reorganization Agreement
The Reorganization Agreement and the transaction contemplated by it may be terminated and abandoned with respect to the Reorganization by mutual agreement of the Target Fund and the Acquiring Fund at any time prior to the date of the closing thereof, or by either the Target Fund or the Acquiring Fund in the event of a material breach of the Reorganization Agreement by the other Fund, a failure of any condition precedent to the terminating Fund’s obligations under the Reorganization Agreement, any governmental authority prohibiting the Reorganization Agreement or the contemplated transactions, the USCA Trust Board or the TAP Board resolve to terminate the Reorganization Agreement after determining in good faith that changed circumstances would make proceeding with a Reorganization inadvisable, respectively, or the Fund Adoption Agreement by and between USCA and Ziegler relating to the Reorganization, has been terminated by either USCA or Ziegler in accordance with the terms thereof. In the event of a termination, USCA and Ziegler will bear its own costs associated with the Reorganization.
Repositioning of the USCA Premium Buy-Write Fund’s Portfolio Holdings
It is anticipated that up to $5 million in Fund assets may be sold following the completion of the Reorganization in order to raise capital to add additional positions to further diversify the portfolio. This will be impacted by the actual holdings upon
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closing, market conditions at the time, and liquidity considerations. Sales are not all expected to be made immediately and may be made over a number of days or weeks after closing. The portfolio transaction costs generated are expected to be under 0.05% or approximately $12,500 of the Target Fund’s net assets. For the transactions executed as a result of the Reorganization, there is not expected to be any material impact to shareholders as a result of capital gains.
Federal Income Tax Consequences of the Reorganization
The following is a general summary of the material federal income tax consequences of the Reorganization and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change. This discussion is limited to U.S. persons who hold shares of beneficial interest of the Target Fund as capital assets for federal income tax purposes. Shareholders who are not U.S. persons are strongly urged to consult their own tax advisors with respect to the particular tax consequences of the Reorganization and of an investment in the shares of the Acquiring Fund. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. Because the discussion only relates to the federal income tax consequences of the proposed Reorganization, shareholders should also consult their tax advisors as to state, local and foreign tax consequences, if any, of the proposed Reorganization.
The Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. As a condition to the closing of the Reorganization, the Target Fund and the Acquiring Fund will receive an opinion of Morgan, Lewis & Bockius LLP substantially to the effect that with respect to the Reorganization, based on certain assumptions, facts, the terms of the Reorganization Agreement and representations set forth in the Reorganization Agreement or otherwise provided by the Target Fund and the Acquiring Fund and on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:
1.The acquisition by the Acquiring Fund of all of the assets of the Target Fund, as provided for in the Agreement, in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund shares in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;
2.No gain or loss will be recognized by the Target Fund upon the transfer of all of its assets to, and assumption of all of its liabilities by, the Acquiring Fund in exchange solely for Acquiring Fund shares pursuant to Section 361(a) and Section 357(a) of the Code, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;
3.No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Target Fund in exchange solely for the assumption of all of the liabilities of the Target Fund and issuance of the Acquiring Fund shares pursuant to Section 1032(a) of the Code;
4.No gain or loss will be recognized by the Target Fund upon the distribution of Acquiring Fund shares to shareholders of the Target Fund in complete liquidation (in pursuance of the Agreement) of the Target Fund pursuant to Section 361(c)(1) of the Code;
5.The tax basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Target Fund immediately prior to the transfer of such assets, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund on the transfer pursuant to Section 362(b) of the Code;
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6.The holding periods of the assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Target Fund pursuant to Section 1223(2) of the Code, other than assets with respect to which gain or loss is required to be recognized and except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset;
7.No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund shares for Acquiring Fund shares pursuant to Section 354(a) of the Code;
8.The aggregate tax basis of the Acquiring Fund shares received by a shareholder of the Target Fund will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code;
9.The holding period of the Acquiring Fund shares received by a shareholder of the Target Fund will include the holding period of the Target Fund shares exchanged therefor, provided that the shareholder held the Target Fund shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code; and
10.The consummation of the Reorganization will not terminate the taxable year of the Target Fund. The part of the taxable year of the Target Fund before the Reorganization and part of the taxable year of the Acquiring Fund after the Reorganization will constitute a single taxable year of the Acquiring Fund.
No opinion will be expressed as to the effect of the Reorganization on the Target Fund or Acquiring Fund shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.
An opinion of counsel is not binding on the IRS or the courts and neither the Target Fund nor the Acquiring Fund has sought a ruling with respect to the tax treatment of the Reorganization. The opinion of counsel, if delivered, will be based on the Code, regulations issued by the Treasury Department under the Code, court decisions, and administrative pronouncements issued by the IRS with respect to all of the foregoing, all as in effect on the date of the opinion, and all of which may be repealed, revoked or modified thereafter, possibly on a retroactive basis.
Interest of Certain Persons in the Reorganization
Ziegler may be deemed to have an interest in the Reorganization because it will become investment adviser to the Acquiring Fund and will receive fees from the Acquiring Fund for its services as investment adviser. USCA may be deemed to have an interest in the Reorganization because it will become a sub-adviser to the Acquiring Fund and will receive fees for its services as sub-adviser (which will be paid by Ziegler).
ADDITIONAL INFORMATION ABOUT THE FUNDS
Description of the Acquiring Fund’s Shares
Shares of the Acquiring Fund issued to the shareholders of the Target Fund pursuant to the Reorganization will be duly authorized, validly issued, fully paid, and non-assessable when issued in accordance with the Reorganization Agreement and will be transferable without restriction and will have no preemptive or conversion rights.
Capitalization
The capitalization of the Target Fund as of the Record Date and the Acquiring Fund’s pro forma combined capitalization as of that date, after giving effect to the Reorganization are as follows:

(unaudited)	USCA Premium Buy-Write Fund Shares	Pro forma Ziegler FAMCO Hedged Equity Fund Shares
Net Assets	$24,328,048	$24,328,048
Shares Outstanding	2,476,763.2150	2,476,763.2150
Net Asset Value per Share	$9.82	$9.82
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General
For a general discussion of the operation and organization of the Target Fund, see “The Fund” in the Target Fund SAI, which is incorporated by reference herein. For a general discussion of the operation and organization of the Acquiring Fund, see “The Trust” in the Proxy Statement SAI.
Organizational Documents and Rights of the Funds’ Shareholders
For a comparison of organizational documents and shareholder rights, see “Comparison of Organizational Documents and Shareholder Rights” in the Appendix E.
Pricing of Fund Shares
For information on how the NAV per share of each Fund is calculated, see “How Shares are Priced” in the Target Fund Prospectus and “Pricing of Fund Shares” in Appendix D attached to this Proxy Statement.
Dividends, Other Distributions, and Taxes
The Target Fund will generally make distributions of dividends from any net investment income annually and capital gains quarterly. The level of quarterly distributions is not fixed, but is expected to represent an annual rate of approximately 4% of the Fund's current NAV per share. The Acquiring Fund will generally make distributions of dividends from any net investment income annually and capital gains annually and does not have a targeted rate of distribution. A portion of the distributions made by each Fund may be treated as return of capital for federal income tax purposes.
For a discussion of the Target Fund’s policies with respect to dividends and distributions, and federal income tax considerations, see “Tax Status, Dividends and Distributions” in the Target Fund’s Prospectus, which is incorporated by reference herein. For a discussion of the Acquiring Fund’s policies with respect to dividends and distributions, and federal income tax considerations, see “Distributions and Tax Information” in Appendix D attached to this Proxy Statement.
Disclosure of Portfolio Holdings
For a description of the Target Fund’s policies and procedures with respect to the disclosure of its portfolio holdings, see “Portfolio Holdings Information” in the Target Fund’s Prospectus and “Portfolio Holdings Disclosure” in the Target Fund’s SAI, which is incorporated by reference herein. For a description of the Acquiring Fund’s policies and procedures with respect to the disclosure of their portfolio holdings, see “Disclosure of Portfolio Holdings” in the Proxy Statement SAI.
Frequent Purchases and Redemptions
For a discussion of the Target Fund’s policies with respect to frequent purchases and redemptions, see “Frequent Purchases and Redemptions of Fund Shares” in the Target Fund’s Prospectus, which is incorporated by reference herein. For a discussion of the Acquiring Fund’s policies with respect to frequent purchases and redemptions, see “Tools to Combat Frequent Transactions” in Appendix D attached to this Proxy Statement.
Purchases Through Broker-Dealers and Other Financial Intermediaries
If shareholders purchase shares of a Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Fund shares over another investment. Shareholders should ask their salespersons or visit their financial intermediary’s website for more information.
Financial Information
For certain financial information about the Target Fund, see “Financial Highlights” in Appendix B attached to this Proxy Statement.
VOTING INFORMATION
RECORD DATE, VOTING RIGHTS, AND VOTES REQUIRED
The Board has fixed the close of business on October 20, 2020 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Special Meeting and any adjournments thereof. Shareholders of record as of the Record Date will be entitled to one vote for each share held and to a proportionate fractional vote for each fractional
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share held. As of the Record Date, the total number of issued and outstanding shares of the USCA Premium Buy-Write Fund was 2,476,763.2150. Shareholders of record of the Target Fund who owned five percent or more of the shares of the Target Fund as of the Record Date are set forth on Appendix C to this Proxy Statement. Approval of the Reorganization Agreement will require the affirmative vote of the lesser of: (a) 67% or more of the Target Fund’s voting shares present at the Special Meeting, if the holders of more than 50% of the Target Fund’s outstanding shares are present in person or represented by proxy; or (b) more than 50% of the Target Fund’s outstanding voting shares.
HOW TO VOTE
You can vote your shares in person at the Special Meeting or by mail, by the internet, and by automated touchtone as set forth below:
1.Mail: To vote your proxy by mail, check the appropriate voting box on your proxy card, sign and date the card and return it in the enclosed postage-prepaid envelope. If you sign, date, and return the proxy card but give no voting instructions, the proxies will vote FOR the proposal.
The options below are available 24 hours a day / 7 days a week.
1.Internet: The web address and instructions for voting online can be found on the enclosed proxy card. You will be required to provide your control number found on your proxy card.
2.Automated Touchtone: The toll-free number for automated touchtone telephone voting can be found on the enclosed proxy card. You must have the control number found on your proxy card.
PROXY STATEMENT DELIVERY
“Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Certain shareholders of the Target Fund who share a common address and who have not opted out of the householding process may receive a single copy of the Proxy Statement/Prospectus along with the proxy cards. If you received more than one copy of the Proxy Statement/Prospectus, you may elect to household in the future if permitted by your financial intermediary. Contact the financial intermediary through which you purchased your shares to determine whether householding is an option for your account. If you received a single copy of the Proxy Statement/Prospectus, you may opt out of householding in the future by contacting the Target Fund’s proxy solicitor or your financial intermediary.
An additional copy of this Proxy Statement/Prospectus may be obtained by calling the Target Fund’s proxy solicitor, toll free, at [PROXY PHONE NUMBER].
PROXIES
All proxies solicited by the Board that are properly executed and received by the Secretary prior to the Special Meeting, and are not revoked, will be voted at the Special Meeting. A proxy with respect to shares held in the name of two or more persons is valid if executed by any one of them unless at or prior to its use the Target Fund receives written notification to the contrary from any one of such persons. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy, it will be voted “FOR” the matters specified on the proxy. All shares that are voted and votes to “ABSTAIN” will be counted towards establishing a quorum.
You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a subsequent later dated proxy or a written notice of revocation to the Target Fund. You may also give written notice of revocation in person at the Special Meeting. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.
QUORUM AND ADJOURNMENTS
One-third of the outstanding shares of the Target Fund will be considered a quorum for the transaction of business for the proposal. If a quorum of shareholders of the Target Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the Reorganization described in this Proxy Statement are not received, the persons named as proxies may propose to adjourn the Special Meeting of the Target Fund one or more times to permit further solicitation of
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proxies, and the Special Meeting may be held as adjourned without further notice. Any business that might have been transacted at the Special Meeting with respect to the Target Fund may be transacted at any such adjourned session(s) at which a quorum is present. The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Target Fund on questions of adjournment and any other proposals raised at the Special Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which timely notice was not received.
EFFECT OF ABSTENTIONS AND BROKER “NON-VOTES”
When a proxy is returned as an abstention or “broker non-vote” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), the shares represented by the proxy will be treated as present for purposes of determining a quorum and as votes against the proposal. In addition, under the rules of the New York Stock Exchange (“NYSE”), if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. The NYSE considers the proposal to be a non-routine matter that affects substantially a shareholder’s rights or privileges. As a result, these shares also will be treated as broker non-votes for purposes of the proposal.
Treating broker non-votes as votes against the proposal may result in the proposal not being approved, even though the votes cast in favor would have been sufficient to approve the proposal if some or all of the broker non-votes had been withheld.
SOLICITATION OF PROXIES
The Target Fund expects that the solicitation of proxies will be primarily by mail and telephone. The solicitation also may include facsimile, Internet, or oral communications. [PROXY SOLICITOR]has been retained to aid in the solicitation of proxies, at an anticipated cost of approximately $4,000. USCA and Ziegler will generally bear the expenses relating to the Reorganization, including the costs of retaining [PROXY SOLICITOR].
OTHER INFORMATION
OTHER BUSINESS
The USCA Trust Board knows of no other business to be brought before the Special Meeting. If any other matters come before the Special Meeting, the Board intends that proxies that do not contain specific restrictions to the contrary will be voted on in accordance with the judgment of the persons named in the enclosed proxy card.
APPRAISAL RIGHTS
Shareholders will have no appraisal rights in connection with the Reorganization.
NEXT MEETING OF SHAREHOLDERS/SHAREHOLDER PROPOSALS
The Target Fund does not hold regular meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of shareholders should send their written proposals to the Secretary of USCA Trust, 615 East Michigan Street, Milwaukee, Wisconsin 53202 within a reasonable time before the proxy materials for the next meeting are sent to shareholders. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of USCA Trust within a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that the proposal will be included.
LEGAL MATTERS
Certain legal matters concerning the issuance of shares of the Acquiring Fund in connection with the Reorganization and the federal income tax consequences of the Reorganization will be passed upon by Morgan, Lewis & Bockius LLP.
INFORMATION FILED WITH THE SEC
The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports and other information, including proxy materials, with the SEC. Reports and other information filed by USCA Trust and TAP may be inspected without charge and copied at the public reference facilities
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maintained by the SEC at 100 F Street, N.E., Washington, DC 20549, and at the following regional offices of the SEC: Northeast Regional Office, 3 World Financial Center, Suite 400, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; and Pacific Regional Office, 5670 Wilshire Boulevard, Suite 1100, Los Angeles, California 90036. Copies of such materials may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 at prescribed rates.

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APPENDIX A - AGREEMENT AND PLAN OF REORGANIZATION
AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [__________], 2020, by and between Trust for Advised Portfolios, a Delaware statutory trust (“TAP”), on behalf of its series Ziegler Premium Buy-Write Fund (the “Acquiring Fund”), and USCA Fund Trust, a Delaware statutory trust (“USCA Trust”), on behalf of its series USCA Premium Buy-Write Fund (the “Target Fund,” and, together with the Acquiring Fund, each a “Fund” and collectively, the “Funds”). Ziegler Capital Management, LLC, a Delaware limited liability company (“Ziegler”), and USCA Asset Management LLC, a Delaware limited liability company (“USCA Management”), are parties to this Agreement with respect to paragraphs 6.8, 12.1 and 14.1 to 14.4 hereof only. All agreements, representations, actions and obligations described herein made or to be taken or undertaken by the Acquiring Fund or the Target Fund are made and shall be taken or undertaken by TAP on behalf of the Acquiring Fund or USCA Trust on behalf of the Target Fund, respectively.
WHEREAS, the parties hereto intend for the Target Fund and the Acquiring Fund to enter into a transaction (the “Reorganization”) pursuant to which: (a) the Target Fund will transfer the Target Fund Assets (as defined in paragraph 1.2) to the Acquiring Fund and the Acquiring Fund will assume the Assumed Liabilities (as defined in paragraph 1.3) of the Target Fund in exchange solely for shares of beneficial interest of a corresponding class of the Acquiring Fund (the “Acquiring Fund Shares”) of equal value to the net assets of the Target Fund determined as of the Valuation Time (as defined in paragraph 2.1) and (b) the Target Fund will distribute to the holders of each class of shares of beneficial interest of the Target Fund (“Target Fund Shares”) the corresponding class of Acquiring Fund Shares (including fractional shares, if any) in redemption of all Target Fund Shares and in complete liquidation of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement. Each class of the Target Fund Shares (each, a “Target Class”) has a corresponding class of the Acquiring Fund Shares (each an “Acquiring Class”) as listed on Schedule A;
WHEREAS, the Acquiring Fund is a “shell” series of TAP created for the purpose of acquiring the Target Fund Assets (as defined in paragraph 1.2) and assuming the Assumed Liabilities (as defined in paragraph 1.3) of the Target Fund;
WHEREAS, the parties hereto intend (a) this Agreement to be, and adopt it as, a plan of reorganization with respect to the Reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”) and Section 1.368-2(g) of the U.S. Treasury regulations promulgated under the Code (the “Treasury Regulations”), and (b) that for United States federal income tax purposes the Reorganization constitutes a “reorganization,” within the meaning of Section 368(a) of the Code;
WHEREAS, the Board of Trustees of TAP has determined, with respect to the Acquiring Fund, that participation in the Reorganization is in the best interests of the Acquiring Fund and its shareholders; and
WHEREAS, the Board of Trustees of USCA Trust has determined, with respect to the Target Fund, that participation in the Reorganization is in the best interests of the Target Fund and its shareholders.
NOW, THEREFORE, in consideration of the premises and the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1	THE REORGANIZATION AND FUND TRANSACTIONS

1.1	Subject to the terms and conditions set forth herein and in reliance on the representations and warranties contained herein, at the closing provided for in paragraph 3.1 (the “Closing”), the Target Fund agrees to assign, transfer and convey the Target Fund Assets (as defined in paragraph 1.2) to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (a) to continue the business of the Target Fund and assume the Assumed Liabilities as defined in paragraph 1.3 and (b) to deliver to the Target Fund that number of full and fractional Acquiring Fund Shares as determined in accordance with paragraph 2.2.

1.2	(a) The assets of the Target Fund to be acquired by the Acquiring Fund (the “Target Fund Assets”) shall consist of all property and assets of the Target Fund, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests, dividends and receivables and rights to register shares under applicable securities laws, owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the Target Fund’s books as of the Valuation Time (as defined in paragraph 2.1).

(b) The Target Fund has provided the Acquiring Fund with its most recent audited and unaudited financial statements, which contain a list of all of the Target Fund Assets as of the date of such statements.

1.3	The Target Fund will discharge all of its liabilities and obligations prior to the Closing Date as defined in paragraph 3.1, other than those liabilities and obligations that would otherwise be discharged at a later date in the ordinary course of business and consistent with past practice. Notwithstanding the foregoing, and unless otherwise provided in this Agreement, the Acquiring Fund shall assume all liabilities of the Target Fund, which assumed liabilities shall include all of the Target Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement (the “Assumed Liabilities”).

1.4	As soon as reasonably practicable after the transfer of Target Fund Assets and assumption of Assumed Liabilities provided for in paragraph 1.1, the Target Fund will distribute to the Target Fund’s shareholders of record, determined as of the Valuation Time (the “Target Fund Shareholders”), full and fractional shares of stock of the applicable Acquiring Class received by the Target Fund from the Acquiring Fund pursuant to paragraph 1.1 and will then completely liquidate. The Acquiring Fund shall issue a series of the Acquiring Fund of the applicable Acquiring Class with an aggregate net asset value equal to the aggregate net asset value of the respective Target Class owned by Target Fund Shareholders at the Valuation Time. U.S. Bancorp Fund Services, LLC, in its capacity as transfer agent for the Acquiring Fund, shall open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders and transfer to each such Target Fund Shareholder’s account the number of shares of the Acquiring Class based on the calculation set forth in paragraph 2.2. The liquidating distribution of the Acquiring Fund Shares shall be made by the Target Fund to the Target Fund Shareholders as of the Valuation Time in redemption of all outstanding shares of stock of the Target Fund and in complete liquidation of the Target Fund, and thereafter the Target Fund shall have no shares of stock outstanding. All issued and outstanding shares of the Target Fund will simultaneously be canceled on the books of the Target Fund. Acquiring Fund Shares will be issued in the manner set forth in the Acquiring Fund’s then current prospectus and statement of additional information; the Acquiring Fund, however, will not issue certificates representing the Acquiring Fund Shares in connection with such exchange. Ownership of Acquiring Fund Shares will be shown on the books of U.S. Bancorp Fund Services, LLC, the transfer agent of the Acquiring Fund.

1.5	Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund Shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.6	As soon as practicable after the distribution and liquidation described in paragraph 1.4, the Target Fund shall take further steps to wind up its affairs and to have its existence terminated as a series of USCA Trust in accordance with Delaware law, and shall file such documents with the U.S. Securities and Exchange Commission (the “Commission”) as may be required by the Commission. After the Closing Date, the Target Fund shall not conduct any business except in connection with its liquidation.

2		VALUATION
	2.1	The value of the Target Fund Assets and the Assumed Liabilities shall be computed as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the business day preceding the Effective Time (as defined in paragraph 3.1 (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the Target Fund’s current valuation procedures as described in the then-current prospectus or statement of additional information; provided, however, that such computation is consistent with the valuation procedures of the Acquiring Fund and in the event of any inconsistency, the parties hereto shall confer and mutually agree on the valuation.

2.2	The number of Acquiring Fund Shares to be issued (including fractional shares) in exchange for the Target Fund Assets shall be determined by dividing the per share net asset value of shares of the Target Fund by the net asset value per share of the Acquiring Fund. TAP shall determine the net asset value of the Acquiring Fund Shares delivered as of the Valuation Time in accordance with the Acquiring Fund’s current valuation procedures. USCA Trust shall determine the net asset value of the Target Fund Shares as of the Valuation Time in accordance with the Target Fund’s current valuation procedures. The parties agree that the intent of this calculation is to ensure that the aggregate net asset value of the Acquiring Fund Shares to be so credited to Target Fund Shareholders shall be equal to the aggregate net asset value of the then outstanding Target Fund Shares owned by Target Fund Shareholders at the Effective Time.

2.3	The share transfer books of the Target Fund will be permanently closed at the Valuation Time and only redemption requests made by Target Fund Shareholders pursuant to Section 22(e) of the 1940 Act, received in proper form on or prior to the Valuation Time shall be fulfilled by the Target Fund; redemption requests received by the Target Fund after that time shall be treated as requests for the redemption of the shares of the Acquiring Fund to be distributed to the shareholder in question as provided in paragraph 1.4.

2.4	All computations of value hereunder shall be made by or under the direction of each Fund’s accounting agent, U.S. Bancorp Fund Services, LLC, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund’s respective independent accountants upon the reasonable request of the other Fund.

2.5	The full value of each Target Fund Share will be exchanged for shares of the designated Acquiring Class without the imposition of any sales charge, redemption fee, commission or other transactional fee.

3	CLOSING AND CLOSING DATE

3.1	The Closing shall occur on December 31, 2020, or such other date as the parties may mutually agree in writing (the “Closing Date”), immediately prior to the opening of business (the “Effective Time”). The Closing shall be held at the offices of Ziegler, or such other place as the parties may agree in writing.

3.2	Notwithstanding anything to the contrary, in the event that immediately prior to the Valuation Time, (a) the NYSE or another primary trading market for portfolio securities of the Target Fund is closed to trading, or trading thereon is restricted, or (b) trading or reporting of trading on the NYSE or elsewhere is disrupted so that accurate appraisal of the value of the net assets of the Target Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.3	The Target Fund, or its accounting agent, shall deliver to the Acquiring Fund at the Closing an unaudited statement of assets and liabilities (including an itemized list of the Target Fund Assets and liabilities of the Target Fund reflected thereon) as of the Valuation Time in accordance with U.S. generally accepted accounting principles consistently applied from the prior auditing period (the “Closing Balance Sheet”), all of which shall be certified by the Target Fund’s accounting agent and USCA Trust’s treasurer as of the Effective Time.

3.4	USCA Trust shall cause U.S. Bank, N.A. (“U.S. Bank”), as custodian for the Target Fund, to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Target Fund Assets shall have been delivered in proper form to the Acquiring Fund’s account held at U.S. Bank custodian for the Acquiring Fund, at the Effective Time, and (ii) all necessary taxes in connection with the delivery of the Target Fund Assets, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. State Street, on behalf of the Target Fund, shall deliver to U.S. Bank, as custodian of the Acquiring Fund, as of the Effective Time by book entry, in accordance with the customary practices of U.S. Bank and each securities depository, as defined in Rule 17f-4 under the 1940 Act, in which the Target Fund Assets are deposited, the Target Fund Assets deposited with such depositories. The cash to be transferred by the Target Fund shall be delivered by wire transfer of Federal funds at the Effective Time.

3.5	USCA Trust shall cause its transfer agent, U.S. Bancorp Fund Services, LLC, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names, addresses and taxpayer identification numbers of the Target Fund Shareholders and the number and percentage ownership of outstanding Target Fund Shares of each Target Class owned by each such Target Fund Shareholder immediately prior to Closing. TAP shall cause, U.S. Bancorp Fund Services, LLC, the transfer agent of the Acquiring Fund’s to deliver a certificate of an authorized officer as to the opening of accounts for the appropriate Acquiring Class in the Target Fund Shareholders’ names on the Acquiring Fund’s share transfer books. TAP shall issue and deliver to the Secretary of the Target Fund a confirmation evidencing that (i) the appropriate number of Acquiring Fund Shares have been credited to the Target Fund at the Effective Time, and (ii) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the of Target Fund Shareholders on the books of TAP.

3.6	At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts and other documents as the other party, or its counsel, may reasonably request to effect the transactions contemplated by this Agreement.

3.7	Any reporting responsibility of the Target Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Commission, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund unless otherwise agreed to by the parties.

3.8	All books and records of the Target Fund, including all books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and copies of all such books and records maintained by the Target Fund’s administrator, custodian, distributor or fund accountant shall be turned over to the Acquiring Fund or its agents as soon as practicable following the Closing Date. Any such books and records maintained by USCA Management shall be provided to the Acquiring Fund or its agents upon request, provided that USCA Management may retain copies thereof.

4	REPRESENTATIONS AND WARRANTIES OF THE TARGET FUND
Except as has been fully disclosed to the Acquiring Fund in a written instrument executed by an officer of USCA Trust, the Target Fund represents and warrants to the Acquiring Fund as follows:

4.1	The Target Fund is a duly established series of USCA Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under its Agreement and Declaration of Trust and By-Laws, each as amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

4.2	The Target Fund currently complies and has complied in all material respects with the applicable requirements of, and the rules and regulations under, the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), state “blue sky” laws and the 1940 Act. There have been no material violations of USCA Trust’s compliance program adopted under Rule 38a-1 of the 1940 Act as it relates to the Target Fund. There have been no material miscalculations of the net asset value of the Target Fund during the 12-month period preceding the date hereof and preceding the Closing Date and all such calculations have been made in accordance with the Target Fund’s registration statement and the applicable requirements of the 1940 Act. The Target Fund has complied and currently complies in all material respects with all investment objectives, policies, guidelines and restrictions established by the Target Fund as set forth in its registration statement currently in effect.

4.3	USCA Trust is registered with the Commission as an open-end management investment company under the 1940 Act. Such registration is in full force and effect.

4.4	The Target Fund is not currently engaged, and the execution, delivery and performance of this Agreement by USCA Trust will not result (a) in a violation of Delaware law or of USCA Trust’s Agreement and Declaration of Trust or By-Laws, each as amended from time to time; (b) in a violation or breach of, or a default under, any material agreement, indenture, instrument, contract, lease, judgment or other undertaking to which the Target Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Target Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease, judgment or other undertaking to which the Target Fund is a party or by which it is bound; or (c) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Target Fund.

4.5	At or before the Effective Time, (i) all material contracts, including the Target Fund’s investment advisory and subadvisory agreements, and other commitments of or applicable to the Target Fund (other than this Agreement and investment contracts) will be terminated, or (ii) provision for discharge of any liabilities of the Target Fund thereunder will be made, without the Target Fund or the Acquiring Fund incurring any liability or penalty with respect thereto.

4.6	No material litigation or administrative proceeding or investigation, except as otherwise disclosed in writing to the Acquiring Fund on Schedule 4.6, of or before any court or governmental body is presently pending or threatened against USCA Trust (with respect to the Target Fund) or the Target Fund or any properties or assets held by the Target Fund. Neither USCA Trust (with respect to the Target Fund) nor the Target Fund knows of any facts which are likely to form the basis for the institution of such proceedings that would materially and adversely affect the business of the Target Fund as conducted now or any time in the past and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the business of the Target Fund or its ability to enter into the Agreement or to consummate the transactions herein contemplated.

4.7	The financial statements of the Target Fund at and for the fiscal year ended September 30, 2019 have been audited by Cohen & Company, Ltd., an independent registered public accounting firm. Such statements have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements fairly reflect the financial condition the Target Fund as of such dates and there are no known contingent liabilities of the Target Fund as of such dates not disclosed therein.

4.8	Since September 30, 2019, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business. For purposes of this paragraph 4.8, a decline in net asset value per share of the Target Fund due to declines in market values of securities in the Target Fund’s portfolio in and of itself shall not be deemed to constitute a material adverse change.

4.9	The value of the net assets of the Target Fund has been determined and is being determined using portfolio valuation methods that comply in all material respects with the methods described in its registration statement and the requirements of the 1940 Act. As of the date hereof, except as previously disclosed to the Acquiring Fund in writing, and except as have been corrected as required by applicable law, there have been no material miscalculations of the net asset value of the Target Fund during the twelve-month period preceding the date hereof and preceding the Closing Date, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.

4.1	The due diligence materials of the Target Fund made available to the Acquiring Fund, Ziegler and the Acquiring Fund’s counsel in response to the due diligence requests from Ziegler and TAP, are true and correct in all material respects and contain no material misstatements or omissions. The stock transfer ledgers and other similar records of the Target Fund as made available to the Acquiring Fund prior to the execution of this Agreement, and as existing on the Closing Date, accurately reflect all record transfers prior to the execution of this Agreement, or the Closing Date, as applicable, in the Target Fund Shares.

4.11	The Target Fund has maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder.

4.12
As of the date hereof, all Returns (as defined below) of the Target Fund required by law to have been filed (including any extensions) have been filed and are complete and correct and all Taxes (as defined below) of the Target Fund that have been due (whether or not shown as due or required to be shown as due on said Returns) shall have been paid or provisions shall have been made for the payment thereof. The Target Fund has made available to TAP all of the Target Fund’s previously filed Returns for any taxable period for which the statute of limitations has not expired. No tax authority is currently auditing or (to the knowledge of the Target Fund or in writing) threatening to audit the Target Fund and no assessment or deficiency regarding Taxes has been asserted with respect to the Target Fund. The Target Fund has not taken a position on its Returns which could give rise to a substantial understatement of Tax within the meaning of Code Section 6662 or an applicable state equivalent thereof, and the Target Fund has not participated in a “reportable transaction” as such term is defined in Code Section 6707A(c). There are no levies, liens or other encumbrances on the Target Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; the Target Fund is not liable for taxes of any person other than itself (excluding in its capacity as withholding agent) and is not a party to any tax sharing or allocation agreement; and adequate provision has been made in the Target Fund’s financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements. As used in this Agreement, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax. “Return” means reports, returns, information returns, elections, agreements, declarations, or other documents of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect theret

4.13	For each taxable year of its operations (including the taxable year that includes the Closing Date), the Target Fund (i) has been, and will be, treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code, (ii) has met, or will meet, the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected, or will elect, to be treated as such, and (iii) has been, or will be, eligible to and has computed, or will compute, its federal income tax under Section 852 of the Code. The Target Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Target Fund to fail to qualify as a regulated investment company under the Code. For each taxable year of the Target Fund ending on or before the Closing Date, the Target Fund has distributed (or will distribute) all of its investment company taxable income, interest income excludable from gross income less disallowed deductions, and net capital gain (in each case, as defined in the Code) and has not been, and will not be, liable for any income or excise tax under Sections 852 or 4982 of the Code. The Target Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it.

4.14	All issued and outstanding shares of the Target Fund (a) have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; (b) all issued and outstanding shares of the Target Fund are, and on the Closing Date will be, duly authorized and, when sold as contemplated in its prospectus and statement of additional information, validly issued, and purchasers of Target Fund shares will not have any obligation to make payments to the Target Fund or the Target Fund’s creditors (other than the purchase price for such shares) solely by reason of their ownership of such shares; and (c) will be held of record at the time of the Closing by the persons and in the amounts set forth in the records of, U.S. Bancorp Fund Services, LLC, transfer agent of the Target Fund’s as provided in paragraph 3.5. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Target Fund Shares, nor is there outstanding any security convertible into any of the Target Fund Shares.

4.15	On the Closing Date, the Target Fund will have good and marketable title to the Target Fund Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power and authority to sell, assign, transfer and deliver such Target Fund Assets hereunder, and upon delivery and payment for such Target Fund Assets, the Acquiring Fund will acquire good and marketable title thereto.

4.16	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Board of Trustees of USCA Trust and, subject to the approval of the Target Fund Shareholders, this Agreement will constitute a valid and binding obligation of USCA Trust, on behalf of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

4.17	The current prospectus and statement of additional information of the Target Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

4.18	Insofar as the following relate to the Target Fund, the registration statement filed by TAP on Form N-14 relating to the Acquiring Fund Shares that will be registered with the Commission pursuant to this Agreement, which, without limitation, shall include a proxy statement of the Target Fund (the “Proxy Statement”) and a prospectus of the Acquiring Fund with respect to the transactions contemplated by this Agreement, and any supplement or amendment thereto, and the documents contained or incorporated therein by reference (the “N-14 Registration Statement”) on the effective date of the N-14 Registration Statement and on the Closing Date will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this paragraph 4.18 shall only apply to statements in or omissions from the Proxy Statement and the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished by USCA Trust or its agents for use therein relating to the Target Fund.

4.19	No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by the Target Fund, except for the effectiveness of the N-14 Registration Statement, and the filing of any articles, certificates or other documents that may be required under Delaware law and approval of the Target Fund Shareholder.

4.2	The Target Fund is not party to any material contract not filed as an exhibit to USCA Trust’s registration statement on Form N-1A or otherwise disclosed in writing to the Acquiring Fund on Schedule 4.20.

4.21	The Closing Balance Sheet to be furnished by the Target Fund to the Acquiring Fund will accurately reflect the net asset value of the Target Fund and the outstanding Target Fund Shares.

4.22	The Target Fund does not own any property that was received in a “conversion transaction” (as that term is defined in Treasury Regulation Section 1.337(d)-7(a)(2)) that is or will be subject to the rules of Section 1374 of the Code (without regard to any election pursuant to Treasury Regulation Section 1.337(d)-7(c)(5)) as a consequence of the application of Section 337(d)(1) of the Code and Treasury Regulations thereunder.

4.23	USCA Trust, with respect to the Target Fund, has not previously been a party to a transaction that qualified as a reorganization under Section 368(a) of the Code. The Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

4.24	Except as otherwise disclosed in writing to the Acquiring Fund, the Target Fund (i) is in compliance in all material respects with the Code and applicable regulations promulgated under the Code pertaining to the reporting and designation of dividends (and the character thereof) and other distributions on and redemptions of its shares, including but not limited to those related to shareholder cost basis reporting pursuant to Sections 1012, 6045, 6045A and 6045B of the Code and related Treasury Regulations, (ii) has withheld in respect of all dividends, other distributions and redemption proceeds, all Taxes required to be withheld and has paid such withheld amount to the proper taxing authority, and is not liable for any penalties with respect to such reporting and withholding requirements, and (iii) has collected and maintained all IRS Forms W-9 and/or Forms W-8, as applicable, in compliance with applicable law. The Target Fund has maintained since formation its [DATE] fiscal year-end for U.S. federal income tax purposes, and has never changed its [DATE] fiscal year-end for U.S. federal income tax purposes, by for example, filing Internal Revenue Service Form 1128 “Application to Adopt, Change, or retain a Tax Year”.

4.25	The Target Fund is not an underlying investment for any variable annuity contract and/or variable life insurance contract.
4.26	The tax representation certificate to be delivered by USCA Trust, on behalf of the Target Fund, to Morgan, Lewis & Bockius LLP at the Closing pursuant to Section 8.4 hereof (the “Target Fund Tax Representation Certificate”) will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

5	REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND
Except as has been fully disclosed to the Target Fund in a written instrument executed by an officer of TAP, the Acquiring Fund represents and warrants to the Target Fund as follows:

5.1	The Acquiring Fund is a duly established series of TAP, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware with the power under its Agreement and Declaration of Trust and By-Laws, each as supplemented or amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

5.2	The Acquiring Fund currently complies and has complied in all material respects with the applicable requirements of, and the rules and regulations under, the 1933 Act, the 1934 Act, state “blue sky” laws and the 1940 Act. There have been no material violations of TAP’s compliance program adopted under Rule 38a-1 of the 1940 Act as it relates to the Acquiring Fund. There have been no material miscalculations of the net asset value of the Acquiring Fund during the 12-month period preceding the date hereof and preceding the Closing Date and all such calculations have been made in accordance with the Acquiring Fund’s registration statement and the applicable requirements of the 1940 Act. The Acquiring Fund has complied and currently complies in all material respects with all investment objectives, policies, guidelines and restrictions established by the Acquiring Fund as set forth in its registration statement currently in effect.

5.3	TAP is registered with the Commission as an open-end management investment company under the 1940 Act. Such registration is in full force and effect.

5.4	The Acquiring Fund is not currently engaged, and the execution, delivery and performance of this Agreement by TAP will not result (a) in a violation of Delaware law or of TAP’s Agreement and Declaration of Trust or By-Laws, each as amended or supplemented from time to time; (b) in a violation or breach of, or a default under, any material agreement, indenture, instrument, contract, lease, judgment or other undertaking to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease, judgment or other undertaking to which the Acquiring Fund is a party or by which it is bound; or (c) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund.

5.5	No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against TAP (with respect to the Acquiring Fund) or the Acquiring Fund or any properties or assets held by the Acquiring Fund. Neither TAP (with respect to the Acquiring Fund) nor the Acquiring Fund knows of any facts which are likely to form the basis for the institution of such proceedings that would materially and adversely affect the business of the Acquiring Fund as conducted now or any time in the past and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the business of the Acquiring Fund or its ability to enter into this Agreement or to consummate the transactions herein contemplated.

5.6	The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, assuming effectiveness of the N-14 Registration Statement will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable under Delaware law. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any of the Acquiring Fund Shares.

5.7	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Board of Trustees of TAP and, subject to the approval of Target Fund Shareholders, this Agreement will constitute a valid and binding obligation of TAP, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

5.8	The N-14 Registration Statement and the Proxy Statement to be included in the N-14 Registration Statement, other than as it relates to the Target Fund, on the effective date of the N-14 Registration Statement and on the Closing Date (a) will comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable and (b) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading.

5.9	No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by TAP, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by TAP, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the N-14 Registration Statement and the filing of any articles, certificates or other documents that may be required under Delaware law, and approval of the Target Fund Shareholders.

5.10	The Acquiring Fund (i) will elect to be taxed as a regulated investment company under Subchapter M of the Code, will qualify for the tax treatment afforded regulated investment companies under the Code for its taxable year that includes the Closing Date, and intends to continue to qualify for such treatment for subsequent taxable years, (ii) will be eligible to compute its federal income tax under Section 852 of the Code for the taxable year that includes the Closing Date, and (iii) will be treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code for the taxable year that includes the Closing Date. The Acquiring Fund has not taken any action, caused any action to be taken, or caused any action to fail to be taken, which action or failure could cause the Acquiring Fund to fail to qualify as a regulated investment company for the taxable year that includes the Closing Date.

5.11	The financial statements of the Acquiring Fund have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements fairly reflect the financial condition the Acquiring Fund as of such dates and there are no known contingent liabilities of the Acquiring Fund as of such dates not disclosed therein.

5.12	The value of the net assets of the Acquiring Fund has been determined and is being determined using portfolio valuation methods that comply in all material respects with the methods described in its registration statement and the requirements of the 1940 Act. As of the date hereof, except as previously disclosed to the Target Fund in writing, and except as have been corrected as required by applicable law, there have been no material miscalculations of the net asset value of the Acquiring Fund during the twelve-month period preceding the date hereof and preceding the Closing Date, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.

5.13	The due diligence materials of the Acquiring Fund made available to the Target Fund, USCA Management and the Target Fund’s counsel in response to the due diligence requests from USCA Management and USCA Trust, are true and correct in all material respects and contain no material misstatements or omissions.

5.14	The current prospectus and statement of additional information of the Target Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 and 1940 Act and the rules and regulations thereunder and do not, and will not, include any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements, in light of the circumstances under which they were made, not misleading.

5.16	The tax representation certificate to be delivered by TAP, on behalf of the Acquiring Fund, to Morgan, Lewis & Bockius LLP at the Closing pursuant to Section 7.4 hereof (the “Acquiring Fund Tax Representation Certificate”) will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

6	COVENANTS OF THE ACQUIRING FUND AND THE TARGET FUND

6.1	The Target Fund covenants to operate its business in the ordinary course between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions, the selling and redeeming of Fund shares and such changes as are contemplated by the Funds’ normal operations. The Target Fund covenants to take any necessary steps so that it will hold securities that are compatible with both Funds’ investment objectives and principal investment strategies as of the Closing Date, subject to the receipt by Morgan, Lewis & Bockius LLP of satisfactory representations and warranties from USCA Trust, Target Fund, TAP and Acquiring Fund in accordance with Section 9.5 of this Agreement.

6.2	Upon reasonable notice, the Acquiring Fund’s officers and agents shall have reasonable access to the Target Fund’s books and records necessary to maintain current knowledge of the Target Fund.

6.3	The Target Fund will call a meeting of the Target Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all reasonable actions necessary to seek approval of the transactions contemplated herein, subject to the terms of this Agreement.

6.4	The Target Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

6.5	The Target Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund Shares.

6.6	Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

6.7	The Acquiring Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the N-14 Registration Statement in connection with the meeting of the Target Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Fund will file the N-14 Registration Statement, including the Proxy Statement, with the Commission. The Target Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement, all to be included in the N-14 Registration Statement, in compliance with the 1933 Act, the 1934 Act and the 1940 Act. The Acquiring Fund shall provide the Target Fund copies of the N-14 Registration Statement and all amendments or supplements thereto prior to filing and allow the Target Fund to comment thereon and approve prior to filing. The Acquiring Fund shall use reasonable efforts to have the Commission declare the N-14 Registration Statement effective as promptly as practicable after the filing thereof. The Acquiring Fund shall not amend, supplement or modify any information included in the N-14 Registration Statement that was received from the Target Fund with respect thereto without the prior consent of the Target Fund. The Acquiring Fund shall take all action required by applicable law in connection with the issuance of Acquiring Fund Shares.

6.8	Until the Closing Date, Ziegler, the Acquiring Fund, USCA Management and the Target Fund shall not make any public statements or issue any press release with respect to this Agreement or the transactions contemplated hereby without first consulting with each other, unless otherwise required by law.

6.9	As soon as reasonably practicable after the Closing, the Target Fund shall make the liquidating distribution required by this Agreement to its shareholders (in redemption of all Target Fund Shares) consisting of the Acquiring Fund Shares received at the Closing.

6.10	It is the intention of the parties that the Reorganization will qualify as a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the parties shall use their reasonable best efforts to ensure the Reorganization will qualify as a “reorganization” within the meaning of Section 368(a)(1) of the Code. None of the parties to the Reorganization shall take any action, or cause any action to be taken (including, without limitation the filing of any Return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a “reorganization” within the meaning of Section 368(a)(1) of the Code. Each of the Acquiring Fund and the Target Fund will comply with the recordkeeping and information filing requirements of Section 1.368-3 of the Treasury Regulation in accordance therewith. At or before the Closing Date, the parties to this Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable Morgan Lewis & Bockius LLP to render the tax opinion contemplated in this Agreement.

6.11	The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to consummate the transactions contemplated herein.

6.12	The Target Fund and the Acquiring Fund each covenant that it will, from time to time, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the other party may reasonably deem necessary or desirable in order to vest in and confirm (i) the Target Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (ii) the Acquiring Fund, title to and possession of all the Target Fund Assets and otherwise to carry out the intent and purpose of this Agreement.

6.13	Following the transfer of the Target Fund Assets by the Target Fund to the Acquiring Fund and the assumption by the Acquiring Fund of the Assumed Liabilities of the Target Fund as described in paragraph 1.3 in exchange for the Acquiring Fund Shares as contemplated herein, USCA Trust will file any final regulatory reports with respect to the Target Fund after the Closing Date but prior to the date of any applicable statutory or regulatory deadlines and also will take all other steps as are necessary and proper to effect the termination of the Target Fund as a series of USCA Trust.

6.14	The parties shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by such parties on or before the Closing Date.

6.15	The Target Fund agrees to call the special meeting of shareholders to consider and act upon this Agreement and to use reasonable best efforts to obtain approval of the transactions contemplated hereby.

6.16	The Acquiring Fund and the Target Fund shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent set forth in Articles 7 and 8 to effect the transactions contemplated by this Agreement as promptly as practicable.
6.17	Neither Target Fund nor Acquiring Fund shall take any action that is inconsistent with the representations set forth herein or, with respect to the Target Fund or USCA Trust, in the Target Fund Tax Representation Certificate and, with respect to TAP or the Acquiring Fund, in the Acquiring Fund Tax Representation Certificate.

6.18
USCA Trust, on behalf of the Target Fund, will provide the Acquiring Fund with (1) a statement of the respective tax basis and holding period of all investments to be transferred by the Target Fund to the Acquiring Fund, (2) a copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the Target Fund with respect to each shareholder, including such information as TAP may reasonably request concerning Target Fund shares or Target Fund shareholders in connection with Acquiring Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury Regulations for all of the shareholders of record of the Target Fund as of the close of business on the Valuation Date, who are to become shareholders of the Acquiring Fund as a result of the transfer of Assets (the “Target Fund Shareholder Documentation”), certified by its transfer agent or its President or Vice-President to their knowledge and belief, (3) the tax books and records of the Target Fund (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treas. Reg. § 1.6045A-1 and § 1.6045B-1(a))) for purposes of preparing any Returns required by law to be filed for tax periods ending after the Closing Date, and (4) all FASB ASC 740 (formerly FIN 48) workpapers and supporting statements pertaining to the Target Fund (the “FIN 48 Workpapers”). The foregoing information is to be provided within such timeframes as is mutually agreed by the parties

7	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND
The obligations of the Target Fund to complete the transactions provided for herein shall be subject, at USCA Trust’s election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and in addition thereto, the following further conditions:

7.1	The items that are required to be delivered by the Acquiring Fund or its agents pursuant to Section 3 hereof shall have been delivered to the Target Fund or its agents on or prior to the Closing Date.

7.2	All representations and warranties of TAP, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by the Agreement to be performed or complied with by it prior to or on the Closing Date. The Acquiring Fund shall have delivered to the Target Fund a certificate executed in its name by an authorized officer of TAP in a form reasonably acceptable to the Target Fund dated as of the Closing Date to the effect set forth in this paragraph 7.2.

7.3	The Board of Trustees of TAP shall have approved this Agreement and the transactions contemplated hereby and shall have determined that participation in the Reorganization is in the best interests of the Acquiring Fund Shareholders, and the Acquiring Fund shall have delivered to the Target Fund at the Closing a certificate, executed by an officer of TAP, to the effect that the conditions described in this paragraph have been satisfied.
7.4	TAP, on behalf of the Acquiring Fund, shall have delivered to Morgan, Lewis & Bockius LLP an Acquiring Fund Tax Representation Certificate, satisfactory to Morgan, Lewis & Bockius LLP, in a form mutually acceptable to TAP and USCA Trust, concerning certain tax-related matters.

8	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND
The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at TAP’s election, to the performance by the Target Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and in addition thereto, the following further conditions:

8.1	The items that are required to be delivered by the Target Fund or its agents pursuant to Section 3 hereof shall have been delivered to the Acquiring Fund on or prior to the Closing Date.

8.2	All representations and warranties of USCA Trust, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Target Fund shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by the Agreement to be performed or complied with by it prior to or on the Closing Date. The Target Fund shall have delivered to the Acquiring Fund a certificate executed in its name by an authorized officer of USCA Trust in a form reasonably acceptable to the Acquiring Fund dated as of the Closing Date to the effect set forth in this paragraph 8.2.

8.3	The Board of Trustees of USCA Trust shall have: (i) approved this Agreement and the transactions contemplated hereby, (ii) determined that participation in the Reorganization is in the best interests of the Target Fund Shareholders and (iii) approved the recommendation that shareholders approve the Agreement at the special meeting of shareholders, and the Target Fund shall have delivered to the Acquiring Fund at the Closing a certificate, executed by an officer, to the effect that the conditions described in this paragraph have been satisfied.
8.4	USCA Trust, on behalf of the Target Fund, shall have delivered to Morgan, Lewis & Bockius LLP a Target Fund Tax Representation Certificate, satisfactory to Morgan, Lewis & Bockius LLP, in a form mutually acceptable to USCA Trust and TAP, concerning certain tax-related matters.

9	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE TARGET FUND
If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Target Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

9.1	This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the Board of Trustees of USCA Trust and the Board of Trustees of TAP, respectively, and by the requisite vote by the Target Fund Shareholders in accordance with the provisions of USCA Trust’s Agreement and Declaration of Trust and By-Laws as currently in effect and applicable Delaware law, and certified copies of the resolutions or other instrument evidencing such approvals shall be delivered to the Acquiring Fund on or before the Closing Date. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this paragraph 9.1.

9.2	On the Closing Date, no action, suit or other proceeding shall be pending or, to the knowledge of the parties, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

9.3	All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not have a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions.

9.4	The N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof or order pursuant to Section 8(e) of the 1940 Act shall have been issued by the Commission and, to the knowledge of the parties hereto, no investigation or proceeding for such purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act or the 1940 Act.

9.5	The parties shall have received an opinion of Morgan, Lewis & Bockius LLP addressed to each of the Acquiring Fund and the Target Fund, dated the Closing Date, in form and substance reasonably acceptable to USCA Trust and TAP as to the matters set forth on Schedule 9.5. In rendering such opinion, Morgan, Lewis & Bockius LLP may request and rely upon such representations and certifications contained in the Acquiring Fund Tax Representation Certificate and the Target Fund Tax Representation Certificate and representations and certifications of others as it may reasonably request, and the officers of USCA Trust and TAP will cooperate to make and certify the accuracy of such representations contained in the Acquiring Fund Tax Representation Certificate and the Target Fund Tax Representation Certificate. The foregoing opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein. The foregoing opinion may state that no opinion is expressed as to any other U.S. federal tax issues (except those set forth in the opinion) and all state, local or foreign tax issues of any kind. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the condition set forth in this Section 9.5.

10	LIABILITY OF THE FUNDS

10.1	It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the directors, shareholders, nominees, officers, employees or agents of the Acquiring Fund personally, but shall bind only the property of the Acquiring Fund, as provided in the Agreement and Declaration of Trust of the Acquiring Fund, as supplemented from time to time. The execution and delivery of this Agreement have been authorized by the directors of the Acquiring Fund and signed by authorized officers of the Acquiring Fund, acting as such. Neither the authorization by such directors nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Fund as provided in the Agreement and Declaration of Trust of the Acquiring Fund, as supplemented from time to time.

10.2	It is expressly agreed that the obligations of the Target Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, employees or agents of the Target Fund personally, but shall bind only the property of the Target Fund, as provided in the Agreement and Declaration of Trust of the Target Fund, as amended from time to time. The execution and delivery of this Agreement have been authorized by the trustees of the Target Fund and signed by authorized officers of the Target Fund, acting as such. Neither the authorization by such trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Target Fund as provided in the Agreement and Declaration of Trust of the Target Fund.

11	AMENDMENTS, WAIVERS AND TERMINATION; NON-SURVIVAL OF COVENANTS, WARRANTIES AND REPRESENTATIONS; GOVERNING LAW

11.1	This Agreement may be amended, modified or supplemented in writing at any time by mutual consent of the parties hereto, notwithstanding approval hereof by the Target Fund Shareholders of this Agreement, provided that no such amendment shall have a material adverse effect on the interests of such shareholders without their further approval.

11.2	At any time prior to the Closing Date, any of the parties hereto may waive compliance with any of the covenants or conditions made for its benefit contained herein, except as otherwise provided herein.

11.3	This Agreement may be terminated and the transactions contemplated hereby may be abandoned:

(a)	by mutual consent of the parties:

(b)	by USCA Trust (i) upon any material breach by TAP or the Acquiring Fund of any of its representations, warranties or covenants contained in this Agreement, provided that TAP or the Acquiring Fund shall have been given a period of ten (10) business days to cure such breach, or (ii) by a resolution of USCA Trust’s Board of Trustees at any time prior to the Effective Time if circumstances should arise that, in the sole discretion of the Board of Trustees, proceeding with the Reorganization is no longer in the best interests of the Target Fund or its shareholders; or

(c)	by TAP (i) upon any material breach by USCA Trust or the Target Fund of any of its representations, warranties or covenants contained in this Agreement, provided that USCA Trust or the Target Fund shall have been given a period of ten (10) business days to cure such breach, or (ii) by a resolution of TAP’s Board of Trustees at any time prior to the Effective Time if circumstances should arise that, in the sole discretion of the Board of Trustees, proceeding with the Reorganization is no longer in the best interests of the Acquiring Fund or its shareholders.
In the event of any such termination, there shall be no liability for damages on the part of the Acquiring Fund, TAP, the Target Fund, USCA Trust, or their respective directors/trustees or officers, to the other party or its directors/trustees or officers, and each applicable party shall bear the expenses agreed to be incurred by it in accordance with paragraph 12.1.

11.4	Except as specified in the next sentence set forth in this paragraph 11.4, the representations, warranties or covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the Reorganization. The other covenants to be performed after the Closing shall survive the Closing.

11.5	This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws.

12	EXPENSES AND BROKERAGE FEES

12.1	Except as otherwise set forth herein, all costs and expenses incurred by each party hereto in connection with this Agreement and the other transactions contemplated hereby shall be paid by the party incurring the costs and expenses. Notwithstanding the foregoing, Ziegler and USCA Management shall each pay 50% of the following costs and expenses relating to obtaining shareholder approval from Target Fund shareholders of this Agreement: the actual, out of pocket costs and expenses (including reasonable legal fees and expenses of outside counsel) associated with (i) preparing and filing the N-14 Registration Statement, (ii) clearing SEC comments on the N-14 Registration Statement, (iii) printing and mailing or otherwise transmitting the N-14 Registration Statement to the shareholders of the Target Fund, (iv) retaining a proxy solicitor and tabulator, including any costs associated with obtaining beneficial ownership information, and (v) any other solicitation activities conducted by Ziegler or USCA Management designed to obtain shareholder approval of this Agreement. For the avoidance of doubt, USCA Management will bear any expenses incurred in connection with the termination of any agreement to which USCA Management, with respect to the Target Fund, or USCA Trust, on behalf of the Target Fund, is a party. In addition, brokerage commissions and other transaction costs related to the restructuring of a Fund’s portfolio will be borne by the Fund directly incurring them. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the Acquiring Fund’s or Target Fund’s failure to qualify as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.

12.2	TAP, on behalf of the Acquiring Fund, and USCA Trust, on behalf of the Target Fund, each represents and warrants to the other that there are no business brokers or finders or other entities entitled to receive any payments in connection with the transactions provided for herein.

13	NOTICES
Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be delivered by personal delivery, commercial delivery service or registered or certified mail, return receipt requested, or sent by facsimile, electronic delivery (i.e., e-mail), personal service or certified mail, and addressed as follows:

To USCA Trust:	USCA Asset Management LLC
Attention: _______
________________
________________
Phone: __________

With copies to:	________________
________________
________________
________________
________________

To USCA Management:	________________
________________
________________
________________
________________

Or to Ziegler or TAP, on behalf of itself and the Acquiring Fund, to:

Ziegler Capital Management, LLC
Attention: Devansh Patel & Scott Roberts
70 West Madison Street, Suite 2400
Chicago, IL 60602 Phone: (312) 368-1442
With a copy to:	1251 Capital Group, Inc.
Attention: Drew Stevens
9 Newbury Street Floor 5
Boston, MA 02116,
Phone:

With a copy to:	Quarles & Brady LLP
Attention: Walter J. Skipper
411 East Wisconsin Avenue, Suite 2400
Milwaukee, WI 53202
Phone: (414) 277-5119

14	MISCELLANEOUS

14.1	This Agreement supersedes all prior agreements between the parties (written or oral) with respect to the subject matter hereof, is intended as a complete exclusive statement of the terms of the agreement between the parties and may not be changed or terminated orally.

14.2	This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement.

14.3	The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.4	Nothing in this Agreement, expressed or implied, is intended to confer upon any person not a party to this Agreement any rights or remedies under or by reason of this Agreement.
[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer as of the date set forth above.

Trust for Advised Portfolios

By: ________________________________
Name: ________________________________
Title: ________________________________

USCA Fund Trust

By: ________________________________
Name: ________________________________
Title: ________________________________

Ziegler Capital Management, LLC

By: ________________________________
Name: ________________________________
Title: ________________________________

USCA Asset Management LLC

By: ________________________________
Name: ________________________________
Title: ________________________________

Schedule A

Corresponding Classes Table

Target Fund – Target Class	Acquiring Fund – Acquiring Class/Series
USCA Premium Buy-Write Fund - Investor Class	[_________]
USCA Premium Buy-Write Fund - Institutional Class	[_________]

Schedule 4.6

Schedule 4.20

Schedule 9.5
With respect to the Reorganization for U.S. federal income tax purposes:
1.The acquisition by the Acquiring Fund of all of the assets of the Target Fund, as provided for in the Agreement, in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund Shares in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code.
2.No gain or loss will be recognized by the Target Fund upon the transfer of all of its assets to, and assumption of all of its liabilities by, the Acquiring Fund in exchange solely for Acquiring Fund Shares pursuant to Section 361(a) and Section 357(a) of the Code, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code.
3.No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Target Fund in exchange solely for the assumption of all of the liabilities of the Target Fund and issuance of the Acquiring Fund Shares pursuant to Section 1032(a) of the Code.
4.No gain or loss will be recognized by the Target Fund upon the distribution of Acquiring Fund Shares to shareholders of the Target Fund in complete liquidation (in pursuance of the Agreement) of the Target Fund pursuant to Section 361(c)(1) of the Code.
5.The tax basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Target Fund immediately prior to the transfer of such assets, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund on the transfer pursuant to Section 362(b) of the Code.
6.The holding periods of the assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Target Fund pursuant to Section 1223(2) of the Code, other than assets with respect to which gain or loss is required to be recognized and except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset.
7.No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund Shares for Acquiring Fund Shares pursuant to Section 354(a) of the Code.
8.The aggregate tax basis of the Acquiring Fund Shares received by a shareholder of the Target Fund will be the same as the aggregate tax basis of the Target Fund Shares exchanged therefor pursuant to Section 358(a)(1) of the Code.
9.The holding period of the Acquiring Fund Shares received by a shareholder of the Target Fund will include the holding period of the Target Fund Shares exchanged therefor, provided that the shareholder held the Target Fund Shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code.
10.The consummation of the Reorganization will not terminate the taxable year of the Target Fund. The part of the taxable year of the Target Fund before the Reorganization and part of the taxable year of the Acquiring Fund after the Reorganization will constitute a single taxable year of the Acquiring Fund.

APPENDIX B - FINANCIAL HIGHLIGHTS OF THE TARGET FUND
The financial highlights table below is intended to help you understand the Target Fund’s financial performance for the period of the Target Fund’s operations. Certain information reflects financial results for a single Target Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Target Fund (assuming reinvestment of all dividends and distributions). This information has been audited by the Target Fund’s independent registered public accounting firm, Cohen & Company, Ltd., whose report, along with the Target Fund’s financial statements, is incorporated by reference into this Proxy Statement from the Target Fund’s Annual Report to Shareholders, which is available upon request.
The Acquiring Fund will adopt the financial statements of the Target Fund, the accounting survivor of the Reorganization. The unaudited financials of the Target Fund are included in the Target Fund Semi-Annual Report, which are incorporated herein by reference.

USCA Premium Buy-Write Fund – Institutional Class	Year Ended September 30, 2019	Year Ended September 30, 2018	For the Period from November 29, 2016(1) to September 30, 2017
Per Share Operating Performance (2)
Beginning net asset value	$10.58	$10.47	$10.00

Gain From Investment Operations
Net investment income (3)	0.15	0.13	0.11
Net gain from investments	0.07	0.35	0.42
Total from Investment operations	0.22	0.48	0.53

Dividends Paid to Shareholders
Distributions from net investment income	(0.20)	(0.13)	(0.06)
Distributions from net realized gains	(0.11)	(0.25)	—
Distributions from return of capital	(0.33)	—	—
Total Distributions	(0.64)	(0.37)	(0.06)

Ending Net Asset Value	$10.16	$10.58	$10.47

Total Return	2.43%	4.74%	5.30%	(4)

Supplemental Data and Ratios
Net assets, end of period	$25,916,520	$21,810,173	$14,484,849
Ratio of expenses to average net assets before waiver	1.63%	2.02%	2.91%	(5)
Ratio of expenses to average net assets after waiver	1.15%	1.15%	1.15%	(5)
Ratio of net investment income to average net assets before waiver	1.05%	0.43%	(0.46)%	(5)
Ratio of net investment income to average net assets after waiver	1.53%	1.30%	1.30%	(5)
Portfolio turnover rate	96.14%	73.78%	80.96%	(4)
1.Commencement of operations.
B-1

2.Information presented relates to a share of beneficial interest outstanding through each period presented.
3.Calculated using average shares outstanding method.
4.Not annualized.
5.Annualized.
B-2

APPENDIX C - OWNERSHIP OF SHARES OF THE TARGET FUND
Only shareholders of record of the Target Fund at the close of business on the Record Date are entitled to notice of and to vote at the Special Meeting and at any postponement or adjournment thereof. Shareholders of the Target Fund on the Record Date are entitled to one vote for each share that they hold in the Target Fund, with holders of fractional shares entitled to a proportional fractional vote. As of the Record Date, the Target Fund had 2,476,763.2150 shares issued and outstanding.
As of the Record Date, the Target Fund’s shareholders of record and/or beneficial owners who owned 5% or more of each Target Fund’s shares are set forth below:

Name and Address	Jurisdiction	% of Shares	Type of Ownership
National Financial Services LLC 499 Washington Blvd, 4th Floor Jersey City, New Jersey 07310-1995	Not applicable	97%	Record
As of the Record Date, the Officers and Trustees of USCA Trust, as a group, owned less than 1% any of the outstanding shares of the Target Fund.
C-1

APPENDIX D - SHAREHOLDER INFORMATION ABOUT THE ACQUIRING FUND
SHAREHOLDER INFORMATION
Pricing of Fund Shares
Shares of the Fund are sold at NAV per share, plus any applicable sales charge per share, which is calculated as of the close of regular trading (generally, 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open for unrestricted business. However, the Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. The NYSE is closed on weekends and most national holidays, including New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV will not be calculated on days when the NYSE is closed for trading.
Purchase and redemption requests are priced based on the next NAV per share calculated after receipt of such requests. The NAV is the value of the Fund’s securities, cash and other assets, minus all expenses and liabilities (assets – liabilities = NAV). NAV per share is determined by dividing NAV by the number of shares outstanding (NAV/ # of shares = NAV per share). The NAV takes into account the expenses and fees of the Fund, including management and administration fees, which are accrued daily.
In calculating the NAV, portfolio securities are valued using current market values or official closing prices, if available. Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded.
When reliable market quotations are not readily available or the Fund’s pricing service does not provide a valuation (or provides a valuation that in the judgment of the Adviser to the Fund does not represent the security’s fair value) or when, in the judgment of the Adviser, events have rendered the market value unreliable, a security or other asset is valued at its fair value as determined under procedures approved by the Board. Valuing securities at fair value is intended to ensure that the Fund is accurately priced and involves reliance on judgment. Fair value determinations are made in good faith in accordance with the procedures adopted by the Board. The Board will regularly evaluate whether the Fund’s fair valuation pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application by the Trust’s valuation committee. There can be no assurance that the Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.
Fair value pricing may be applied to non-U.S. securities. The trading hours for most non-U.S. securities end prior to the close of the NYSE, the time that the Fund’s NAV is calculated. The occurrence of certain events after the close of non-U.S. markets, but prior to the close of the NYSE (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of non-U.S. securities when non-U.S. markets open on the following business day. If such events occur, the Fund may value non-U.S. securities at fair value, taking into account such events, when it calculates its NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV per share in advance of the time the NAV per share is calculated. Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) investments which are not frequently traded and/or the market price of which the Adviser believes may be stale; (b) illiquid securities, including “restricted” securities and private placements for which there is no public market; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended; and (e) fixed income securities that have gone into default and for which there is not a current market value quotation.
If the Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

How to Buy Shares

	Institutional Class	Investor Class
Regular Accounts
Minimum Initial Investment	$100,000	$1,000
Minimum Subsequent Investment	NA	$100
Individual Retirement Accounts
Minimum Initial Investment	$100,000	$1,000
Minimum Subsequent Investment	$100	$100
The Fund’s minimum investment requirements may be waived from time to time by the Adviser, and for the following types of shareholders:
1.any trust, pension, profit sharing or other benefit plan for current and retired employees, directors/trustees and officers of the Adviser and its affiliates;
2.current employees of U.S. Bancorp Fund Services, LLC (doing business as U.S. Bank Global Fund Services) (the “Transfer Agent”), broker-dealers who act as selling agents for the Fund, intermediaries that have marketing agreements in place with the Adviser and the immediate family members of any of them;
3.existing clients of the Adviser, their employees and immediate family members of such employees;
4.registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with Quasar Distributors, LLC (“Quasar” or the “Distributor”), the Fund’s distributor; and
5.qualified broker-dealers who have entered into an agreement with the Fund’s Distributor.
The Fund’s minimum initial investment requirements are automatically waived for Fund shares purchased by current and retired employees, directors/trustees and officers of the Trust, the Adviser and its affiliates and certain family members of each of them (i.e., spouse, domestic partner, child, parent, sibling, grandchild and grandparent, in each case including in-law, step and adoptive relationships).
You may purchase shares of the Fund by check, by wire transfer, via electronic funds transfer through the Automated Clearing House (“ACH”) network through an authorized bank or through one or more brokers authorized by the Fund to receive purchase orders. If you have any questions or need further information about how to purchase shares of the Fund, you may call a customer service representative of the Fund toll-free at 833-777-1533. The Fund reserves the right to reject any purchase order. For example, a purchase order may be refused if, in the Adviser’s opinion, it is so large that it would disrupt the management of the Fund. Orders may also be rejected from persons believed by the Fund to be “market timers.” In such rare occasions that the Fund were to reject a purchase order, notification would likely occur no later than the next business day after receipt of the transaction.
All checks must be in U.S. dollars drawn on a domestic U.S. bank. The Fund will not accept payment in cash or money orders. The Fund does not accept postdated checks or any conditional order or payment. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.
To buy shares of the Fund, complete an account application and send it together with your check for the amount you wish to invest in the Fund to the address below. To make additional investments once you have opened your account, write your account number on the check and send it together with the Invest by Mail form from your most recent confirmation statement received from the Transfer Agent. If you do not have the Invest by Mail form, include the Fund name, your name, address, and account number on a separate piece of paper along with your check. If your payment is returned for any reason, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent. You may also be responsible for any loss sustained by the Fund.

All purchase requests must be received in “good order” which generally means that your purchase request includes the name of the Fund and share class; the dollar amount of shares to be purchased; your account application or investment stub; and a check payable to the Fund.
In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Trust’s Anti-Money Laundering Program. As requested on the account application, you must supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P. O. Box will not be accepted. Please contact the Transfer Agent at 833-777-1533 if you need additional assistance when completing your account application.
If the Transfer Agent does not have a reasonable belief of the identity of an investor, the account application will be rejected or the investor will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within five business days if clarifying information/documentation is not received.
Shares of the Fund have not been registered for sale outside of the United States. The Adviser generally does not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses. The Fund reserves the right to refuse purchases from shareholders who must file a Form W-8.
Choosing a Class of Shares to Buy
Individual investors can generally invest in Investor Class shares. Retirement Plan and Institutional Investors and Clients of Eligible Financial Intermediaries should refer to “Retirement and Institutional Investors – Eligible Investors” below for a description of the classes available to them. Each class has different sales charges and expenses, allowing you to choose a class that may be appropriate for you.
When choosing which class of shares to buy, you should consider:
1.How much you plan to invest
2.How long you expect to own the shares
3.The expenses paid by each class detailed in the fee table and example at the front of this Prospectus
4.Whether you qualify for any reduction or waiver of sales charges
5.Availability of share classes
If you are eligible to purchase Institutional Class shares, you should be aware that Institutional Class shares are not subject to a Rule 12b-1 Distribution fee and generally have lower annual expenses than Investor Class shares.
Each class of shares is authorized to pay fees for recordkeeping services to Financial Intermediaries (as defined below). As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.
You may buy shares:
1.Through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the Distributor to sell shares of the Fund (each called a “Financial Intermediary”).
2.Directly from the Fund
Your Financial Intermediary may provide shareholder services that differ from the services provided by other Financial Intermediaries. Services provided by your Financial Intermediary may vary by class. You should ask your Financial

Intermediary to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Financial Intermediary may receive different compensation depending on the share class in which you invest. Your Financial Intermediary may not offer all classes of shares. You should contact your Financial Intermediary for further information.
Advisory Fee Programs for Investor Class shares
Investor Class shares acquired by an investor in connection with a comprehensive fee or other advisory fee arrangement between the investor and a registered broker-dealer or investment advisor, trust company or bank (referred to as the “Sponsor”) in which the investor pays that Sponsor a fee for investment advisory services and the Sponsor or a broker-dealer through whom the shares are acquired has an agreement with Distributors authorizing the sale of Fund shares do not require a minimum initial investment.
Institutional Class Shares
Institutional Class shares are not subject to any distribution and service fees.
Retirement and Institutional Investors — Eligible Investors
Retirement Plans
“Retirement Plans” include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts.
Retirement Plans with omnibus accounts held on the books of the Fund can generally invest in Investor Class and Institutional Class shares.
Investors who rollover Fund shares from a Retirement Plan into an individual retirement account administered on the same retirement plan platform may hold and purchase shares of the Fund to the same extent as the applicable Retirement Plan.
Although Retirement Plans with omnibus accounts held on the books of the Fund are not subject to minimum initial investment requirements for any of these share classes, certain investment minimums may be imposed by a financial intermediary. The financial intermediary may impose certain additional requirements. Please contact your Service Agent for more information.
Other Retirement Plans
“Other Retirement Plans” include Retirement Plans investing through brokerage accounts and also include certain Retirement Plans with direct relationships to the Fund that are neither Institutional Investors nor investing through omnibus accounts. Other Retirement Plans and individual retirement vehicles, such as IRAs, are treated like individual investors for purposes of determining sales charges and any applicable sales charge reductions or waivers.
“Other Retirement Plans” do not include arrangements whereby an investor would rollover Fund shares from a Retirement Plan into an individual retirement account administered on the same retirement plan platform. Such arrangements are deemed to be “Retirement Plans” and are subject to the rights and privileges described under “Retirement and Institutional Investors — eligible investors — Retirement Plans.”
Other Retirement Plan investors can generally invest in Investor Class and Institutional Class shares. Individual retirement vehicles may also choose between these share classes.

Clients of Eligible Financial Intermediaries
“Clients of Eligible Financial Intermediaries” are investors who invest in the Fund through financial intermediaries that (1) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (2) have entered into an agreement with the Fund to offer Investor Class or Institutional Class shares through a no-load network or platform (“Eligible Investment Programs”). Such investors may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Eligible Investment Programs may also include college savings vehicles such as Section 529 plans and direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name. The financial intermediary may impose separate investment minimums.
Clients of Eligible Financial Intermediaries may generally invest Investor Class or Institutional Class shares. Investor Class shares of the Fund may convert to Institutional Class shares by participants in the Eligible Investment Programs.
Institutional Investors
“Institutional Investors” may include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities. The financial intermediary may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.
Institutional Investors may invest in Institutional Class shares if they meet the $100,000 minimum initial investment requirement. Institutional Investors may also invest in Investor Class which have different investment minimums, fees and expenses.
Purchasing Shares by Mail
Please complete the account application and mail it with your check, payable to the Ziegler FAMCO Hedged Equity Fund to the Transfer Agent at the following address:

Regular Mail
Ziegler FAMCO Hedged Equity Fund
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

You may not send an account application via overnight delivery to a United States Postal Service post office box. If you wish to use an overnight delivery service, send your account application and check to the Transfer Agent at the following address:

Overnight Express Mail
Ziegler FAMCO Hedged Equity Fund
c/o U.S. Bank Global Fund Services
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202
NOTE: The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, a deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received on the Transfer Agent’s premises.

Purchasing Shares by Telephone
If you accepted telephone options on your account application or by subsequent arrangement in writing with the Fund and your account has been open for at least seven business days, you may purchase additional shares by calling the Fund toll-free at 833-777-1533. You may not make your initial purchase of the Fund shares by telephone. Telephone orders will be accepted via electronic funds transfer from your pre-designated bank account through the Automated Clearing House (“ACH”) network. You must have banking information established on your account prior to making a telephone purchase. Only bank accounts held at domestic institutions that are ACH members may be used for telephone transactions. If your order is received prior to 4:00 p.m., Eastern Time, shares will be purchased at the appropriate share price next calculated. For security reasons, requests by telephone may be recorded. Once a telephone transaction has been placed, it cannot be cancelled or modified after the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time).
Purchasing Shares by Wire
If you are making your initial investment in the Fund, before wiring funds, the Transfer Agent must have a completed account application. You can mail or overnight deliver your account application to the Transfer Agent at the above address. Upon receipt of your completed account application, your account will be established and a service representative will contact you to provide your new account number and wiring instructions. If you do not receive this information within one business day, contact the Transfer Agent. You may then instruct your bank to send the wire. Prior to sending the wire, please call the Fund at 833‑777‑1533 to advise them of the wire and to ensure proper credit upon receipt. Your bank must include the name of the Fund, your name and your account number so that monies can be correctly applied. Your bank should transmit immediately available funds by wire to:
U.S. Bank National Association
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA No. 075000022
Credit: U.S. Bancorp Fund Services, LLC
Account No. 112-952-137
Further Credit: Ziegler FAMCO Hedged Equity Fund
Shareholder Registration
Shareholder Account Number
If you are making a subsequent purchase, your bank should wire funds as indicated above. Before each wire purchase, you should be sure to notify the Transfer Agent. It is essential that your bank include complete information about your account in all wire transactions. If you have questions about how to invest by wire, you may call the Transfer Agent at 833-777-1533. Your bank may charge you a fee for sending a wire payment to the Fund.
Wired funds must be received prior to 4:00 p.m. Eastern Time to be eligible for same day pricing. Neither the Fund nor U.S. Bank N.A. are responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.
Automatic Investment Plan
Once your account has been opened with the initial minimum investment, you may make additional purchases of Investor Class shares at regular intervals through the Automatic Investment Plan (“AIP”). AIP is not available for Institutional Class shares. The AIP provides a convenient method to have monies deducted from your bank account, for investment into the Fund, on a monthly basis. In order to participate in the AIP, each purchase must be in the amount of $100 or more and your financial institution must be a member of the ACH network. If your bank rejects your payment, the Transfer Agent will charge a $25 fee to your account. To begin participating in the AIP, please complete the Automatic Investment Plan section on the account application or call the Transfer Agent at 833-777-1533 if you have questions about the Plan. Any request to change or terminate your AIP should be submitted to the Transfer Agent at least five calendar days prior to the automatic investment date.
Retirement Accounts
The Fund offers prototype documents for a variety of retirement accounts for individuals and small businesses. Please call 833-777-1533 for information on:
1.Individual Retirement Plans, including Traditional IRAs and Roth IRAs.
2.Small Business Retirement Plans, including Simple IRAs and SEP IRAs.
There may be special distribution requirements for a retirement account, such as required distributions or mandatory federal income tax withholdings. For more information, call the number listed above. Direct shareholder accounts may be charged a $15 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by other institutions may vary.
Purchasing and Selling Shares through a Broker
You may buy and sell shares of the Fund through certain brokers and financial intermediaries (and their agents) (collectively, the “Broker”) that have made arrangements with the Fund to sell its shares. When you place your order with a Broker, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next applicable price calculated by the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or, if applicable, a broker’s designee receives the order. The Broker holds your shares in an omnibus account in the Broker’s name, and the Broker maintains your individual ownership records. The Adviser may pay the Broker for maintaining these records as well as providing other shareholder services. The Broker may charge you a fee for handling your order. The Broker is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus.
How to Sell Shares
You may sell (redeem) your Fund shares on any day the Fund and the NYSE are open for business either directly to the Fund or through your financial intermediary.
In Writing
You may redeem your shares by simply sending a written request to the Transfer Agent. You should provide your account number and state whether you want all or some of your shares redeemed. The letter should be signed by all of the shareholders whose names appear on the account registration and include a signature guarantee(s), if necessary. If you have an IRA or other retirement plan, you must indicate on your written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election to have tax withheld will be subject to 10% withholding. You should send your redemption request to:

Regular Mail	Overnight Express Mail
Ziegler FAMCO Hedged Equity Fund	Ziegler FAMCO Hedged Equity Fund
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53201-0701	Milwaukee, Wisconsin 53202
NOTE: The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, a deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received on the Transfer Agent’s premises.

By Telephone
If you accepted telephone options on your account application, you may redeem all or some of your shares, up to $50,000 by calling the Transfer Agent at 833-777-1533 before the close of trading on the NYSE. This is normally 4:00 p.m., Eastern Time. The Fund typically expects to send the redemption proceeds on the next business day (a day when the NYSE is open for normal business) after the redemption request is received in good order and prior to market close. Redemption proceeds will be sent to the address that appears on the Transfer Agent’s records or via ACH to a previously established bank account. If you request, redemption proceeds will be wired on the next business day to your designated bank account. A wire fee of $15 will be deducted from your redemption proceeds for complete redemptions and any redemption to redeem a specific number of shares. In the case of a partial redemption, the fee will be deducted from the remaining account balance. Telephone redemptions cannot be made if you notified the Transfer Agent of a change of address within 15 calendar days before the redemption request. You may request telephone redemption privileges after your account is opened by calling the Transfer Agent at 833‑777-1533 for instructions.
Shares held in IRA or other retirement accounts may be redeemed by telephone at 833-777-1533. Investors will be asked whether or not to withhold taxes from any distribution.
You may encounter higher than usual call wait times during periods of high market activity. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. If you are unable to contact the Fund by telephone, you may mail your redemption request in writing to the address noted above. Once a telephone transaction has been accepted, it may not be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).
Payment of Redemption Proceeds
The Fund typically expects to send the redemption proceeds on the next business day (a day when the NYSE is open for normal business) after the redemption request is received in good order and prior to market close, regardless of whether the redemption proceeds are sent via check, wire, or ACH transfer. While not expected, payment of redemption proceeds may take up to seven days. If you did not purchase your shares with a wire payment, before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 15 calendar days from the purchase date.
Systematic Withdrawal Plan (“SWP”)
You may be permitted to schedule pre-determined redemptions of a portion of your Investor Class shares. SWP is not available for Institutional Class shares. To qualify, you must own shares with a value of at least $100,000 and each automatic redemption must be at least $500. Redemptions may be made monthly, quarterly or annually. If you elect this method of redemption, the Fund will send a check directly to your address of record, or will send the payments directly to a pre-authorized bank account by electronic funds transfer via the ACH network. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account.
The SWP may be terminated or modified by you or the Fund at any time without charge or penalty. Termination and modification of your SWP should be provided to the Transfer Agent five calendar days prior to the next withdrawal. A withdrawal under the SWP involves a redemption of shares of the Fund, and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.
Signature Guarantees
Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program. A notary public is not an acceptable signature guarantor.

A signature guarantee from either a Medallion program member or a non-Medallion program member is required in the following situations:
1.If ownership is changed on your account;
2.When redemption proceeds are payable or sent to any person, address or bank account not on record;
3.When a redemption is received by the Transfer Agent and the account address has changed within the last 15 calendar days; and
4.For all redemptions in excess of $50,000 from any shareholder account, including IRAs.
The Fund may waive any of the above requirements in certain instances. In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.
Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.
Other Information about Redemptions
The Fund may redeem the shares in your account if the value of your account is less than $500 as a result of redemptions you have made. This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 30 calendar days in which to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action.
DIVIDENDS AND DISTRIBUTIONS
The Fund will generally make distributions of dividends from any net investment income annually and capital gains annually. The Fund may make an additional payment of dividends or distributions of capital gains if it deems it necessary for federal income tax purposes or otherwise desirable at any other time of the year.
All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive dividends in cash while reinvesting capital gain distributions in additional Fund shares; (2) reinvest dividends in additional Fund shares and receive capital gains in cash; or (3) receive all distributions in cash.
If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current NAV per share, and to reinvest all subsequent distributions. If you wish to change your distribution option, notify the Transfer Agent in writing or by telephone at least 5 days prior to the payment date for the distribution.
TOOLS TO COMBAT FREQUENT TRANSACTIONS
The Board has adopted policies and procedures to prevent frequent transactions in the Fund. The Fund discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Fund’s performance. Shareholders in the Fund will be restricted to no more than four “round trips” during any 12 month period. A round trip is an exchange or redemption out of the Fund followed by an exchange or purchase back into the same Fund. The Fund takes steps to reduce the frequency and effect of these activities in the Fund. These steps include monitoring trading practices and using fair value pricing. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while the Fund makes efforts to identify and restrict frequent trading, the Fund receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Fund seeks to exercise its judgment in implementing these tools to the best of its abilities in a manner that the Fund believes is consistent with shareholder interests.

Monitoring Trading Practices
The Fund monitors selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders. Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In addition, the Fund’s ability to monitor trades that are placed by individual shareholders within group or omnibus accounts maintained by financial intermediaries is limited because the Fund does not have simultaneous access to the underlying shareholder account information.
In compliance with Rule 22c-2 of the Investment Company Act of 1940, as amended, the Fund’s Distributor, on behalf of the Fund, has entered into written agreements with each of the Fund’s financial intermediaries, under which the intermediary must, upon request, provide the Fund with certain shareholder and identity trading information so that the Fund can enforce its market timing policies.
The Fund employs fair value pricing selectively, as discussed above under Pricing of Fund Shares, to ensure greater accuracy in its daily NAV and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies.
TAX CONSEQUENCES
Below the Fund has summarized some important tax issues that affect the Fund and its shareholders. The summary is based on current tax law, which may be changed by legislative, judicial or administrative action.
The Fund will generally make distributions of dividends from any net investment income annually and capital gains annually. Dividends of net investment income and distributions from the Fund’s net short-term capital gains are taxable to you as ordinary income or, in some cases, as qualified dividend income. Distributions from the Fund’s net capital gain (the excess of its net long-term capital gains over its net short-term capital losses) are generally taxable to non-corporate shareholders at rates of up to 20%, regardless of how long the shareholders held their respective shares in the Fund. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.
Distributions that the Fund reports as “qualified dividend income” may be eligible to be taxed to non-corporate shareholders at rates of up to 20% if requirements, including holding period requirements, are satisfied. In general, the Fund may report its dividends as qualified dividend income to the extent derived from dividends paid to the Fund by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. A portion of the dividends received from the Fund (but none of its capital gain distributions) may qualify for the dividends-received deduction for corporations.
A Medicare contribution tax of 3.8% applies to all or a portion of net investment income of U.S. individuals with income exceeding specified thresholds, and to all or a portion of undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends and capital gain distributions paid by the Fund and gain on the redemption of Fund shares.
Any dividend or capital gain distribution paid by the Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or capital gain distribution. You should note that a dividend or capital gain distribution paid on shares purchased shortly before that dividend or capital gain distribution was declared will be subject to income taxes even though the dividend or capital gain distribution represents, in substance, a partial return of capital to you. This is known as “buying a dividend” and should be avoided by taxable investors.

Although distributions are generally taxable when received, certain distributions declared in October, November, or December to shareholders of record on a specified date in such a month but paid the following January are taxable as if received in December of the year in which the dividend is declared.
The Fund will send you a report annually summarizing the amount and tax aspects of your distributions. The Fund will be required to report to the Internal Revenue Service (“IRS”) all distributions of taxable income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of exempt shareholders, which includes most corporations. The Fund will also be required to report tax basis information for such shares and indicate whether these shares had a short-term or long-term holding period. If a shareholder has a different basis for different shares of the Fund in the same account (e.g., if a shareholder purchased shares in the same account at different times for different prices), the Fund calculates the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. The Fund’s default method for calculating basis is first-in, first-out (“FIFO”). A shareholder may elect, on an account-by-account basis, to use a method other than FIFO by following procedures established by the Fund or its administrative agent. If such an election is made on or prior to the date of the first exchange or redemption of shares in the account and on or prior to the date that is one year after the shareholder receives notice of the Fund’s default method, the new election will generally apply as if the FIFO method had never been in effect for such account. Shareholders should consult their tax advisers concerning the tax consequences of applying the Fund’s default method or electing another method of basis calculation. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.
By law, the Fund must withhold as backup withholding a percentage of your taxable distributions and redemption proceeds if you (1) have provided the Fund either an incorrect tax identification number or no number at all, (2) are subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, (3) have failed to certify to the Fund that you are not subject to backup withholding, or (4) have not certified to the Fund that you are a U.S. person (including a U.S. resident alien). The backup withholding rate is 24% for taxable years beginning after December 31, 2017 and before January 1, 2026. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.
Each sale of shares of the Fund may be a taxable event. A sale may result in a capital gain or loss to you. The gain or loss generally will be treated as short-term if you held the shares 12 months or less, long term if you held the shares for longer. An exchange of shares of one class directly for shares of another class of the same Fund normally should not be taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.
If you redeem your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the redemption price of the shares you redeem, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction. The Code limits the deductibility of capital losses in certain circumstances.
To the extent the Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries.
The Fund may invest in REITs. “Qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Distributions by the Fund to its shareholders that are attributable to qualified REIT dividends received by the Fund and which the Fund properly reports as “section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying regulated investment company shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

REITs in which the Fund invests often do not provide complete and final tax information to the Fund until after the time that the Fund issues a tax reporting statement. As a result, the Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, the Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.
Additional information concerning taxation of the Fund and its shareholders is contained in the SAI. Tax consequences are not the primary consideration of the Fund in making its investment decisions. If you have a tax-advantaged retirement account, you will generally not be subject to federal taxation on any dividends and capital gain distributions until you begin receiving your distributions from your retirement account. You should consult your own tax adviser concerning federal, state and local tax considerations of an investment in the Fund.

APPENDIX E - COMPARISON OF ORGANIZATIONAL DOCUMENTS AND SHAREHOLDER RIGHTS
This chart highlights certain differences between the terms of the declaration of trust and by-laws of the Acquiring Fund and of the Target Fund. The following is qualified in its entirety by reference to the documents themselves. Shareholders should refer to the provisions of these governing documents and the relevant state law directly for a more thorough comparison.

Matter	USCA Fund Trust	Trust of Advised Portfolios
Limits on Issuance of Shares	The Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) permits the Trustees to issue Shares without limitation as to number.	The Agreement and Declaration of Trust permits the Trustees to issue Shares without limitation as to number.
Termination of the Trust, a Series or Class
The Declaration of Trust may be dissolved at any time by vote of a majority of the Shares of the Trust entitled to vote or by the Board of Trustees by written notice to the Shareholders. Any Series may be dissolved at any time by vote of a majority of the Shares of that Series or by the Board of Trustees by written notice to the Shareholders of that Series.

The Agreement and Declaration of Trust provides that the Trust may be dissolved at any time by the Trustees without Shareholder approval. Any Series of Shares may be dissolved at any time by the Trustees without shareholder approval. Any Class may be terminated at any time by the Trustee without shareholder approval. Any action to dissolve the Trust shall be deemed to also be an action to dissolve each Series, and to terminate each Class.

Trustee Liability
Under the Declaration of Trust, the officers and Trustees shall not be responsible or liable in any event for any act or omission of: any agent or employee of the Trust; any Investment Adviser or Principal Underwriter of the Trust; or with respect to each Trustee and officer, the act or omission of any other Trustee or officer, respectively. The Trust, out of the Trust Property, shall indemnify and hold harmless each and every officer and Trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or Trustee’s performance of his or her duties as an officer or Trustee of the Trust. This limitation on liability applies to events occurring at the time a Person serves as a Trustee or officer of the Trust whether or not such Person is a Trustee or officer at the time of any proceeding in which liability is asserted. Nothing herein contained shall indemnify, hold harmless or protect any officer or Trustee from or against any liability to the Trust or any Shareholder to which such Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Person’s office.

Under the Agreement and Declaration of Trust, no Trustee shall be liable to the Trust or to any Shareholder except for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Manager, advisor, sub-adviser or Principal Underwriter of the Trust.

All Persons extending credit to, contracting with or having any claim against the Trust or any Series shall look only to the assets of the Trust or any applicable Series that such Person extended credit to, contracted with or has a claim against, and the Trustees shall not be personally liable therefor.

Fiduciary Duties	The Declaration of Trust does not specifically address the fiduciary duties of the Trustees or officers of the Trust.	The Declaration of Trust does not specifically address the fiduciary duties of the Trustees or officers of the Trust.

Good Faith Reliance by the Trustees
The Declaration of Trust provides that the exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. An officer or Trustee shall be liable to the Trust and to any Shareholder solely for such officer’s or Trustee’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of such officer or Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. The officers and Trustees may obtain the advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust and their duties as officers or Trustees. No such officer or Trustee shall be liable for any act or omission in accordance with such advice and no inference concerning liability shall arise from a failure to follow such advice. The officers and Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

The Agreement and Declaration of Trust provides that the exercise by the Trustees of their powers and discretion hereunder shall be binding upon all interested persons and entities. A Trustee shall be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. Subject to the foregoing, (a) no Trustee shall be responsible or liable in any event for any neglect or wrongdoing of any other officer, agent, employee, consultant, investment adviser, administrator, distributor or principal underwriter, custodian or transfer, dividend disbursing, Shareholder servicing or accounting agent of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee; (b) the Trustees may take advice of counsel or other qualified persons with respect to the meaning and operation of this Trust Agreement and their duties as Trustees, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice; and (c) in discharging their duties, the Trustees, when acting in good faith, shall be entitled to rely upon the books of account of the Trust and upon written reports made to the Trustees by any officer appointed by them, any independent public accountant, and (with respect to the subject matter of the contract involved) any officer, partner or responsible employee of a Contracting Party appointed by the Trustees The Trustees as such shall not be required to give any bond or surety or any other security for the performance of their duties.

Trustee Indemnification	The Declaration of Trust provides that subject to the limitations, if applicable, the officers and Trustees shall not be responsible or liable in any event for any act or omission of: any agent or employee of the Trust; any Investment Adviser or Principal Underwriter of the Trust; or with respect to each Trustee and officer, the act or omission of any other Trustee or officer, respectively. The Trust, out of the Trust Property, shall indemnify and hold harmless each and every officer and Trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or Trustee’s performance of his or her duties as an officer or Trustee of the Trust. This limitation on liability applies to events occurring at the time a Person serves as a Trustee or officer of the Trust whether or not such Person is a Trustee or officer at the time of any proceeding in which liability is asserted. Nothing herein contained shall indemnify, hold harmless or protect any officer or Trustee from or against any liability to the Trust or any Shareholder to which such Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Person’s office.
The Agreement and Declaration of Trust provides that the Trust shall indemnify (from the assets of the Portfolio or Portfolios in question) each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a Shareholder, creditor or otherwise (hereinafter referred to as “Covered Persons”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office (such conduct referred to hereinafter as “Disabling Conduct”). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, (iii) a reasonable determination, based upon a review of the facts, that the Covered Person was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding (“disinterested Trustees”), or (b) an independent legal counsel in a written opinion, or (iv) as otherwise permitted by the 1940 Act. Expenses, including accountants’ and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Portfolio(s) in question in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Portfolio(s) in question if it is ultimately determined that indemnification of such expenses is not authorized under this Article V and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, (iii) a majority of a quorum of the disinterested Trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification; or (iv) as otherwise permitted by the 1940 Act.

Shareholder Liability	Under the Declaration of Trust, shares shall be deemed to be personal property giving to Shareholders only the rights provided in this Declaration of Trust and under applicable law. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the terms hereof and to have become a party hereto. The death of a Shareholder during the existence of the Trust shall not operate to dissolve the Trust or any Series, nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees or any Series, but entitles such representative only to the rights of said deceased Shareholder under this Declaration of Trust. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust Property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders as partners. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust, shall have any power to bind personally any Shareholder, nor, except as specifically provided herein, to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay. All Shares when issued on the terms determined by the Board of Trustees shall be fully paid and nonassessable. As provided in the DSTA, Shareholders of the Trust shall be entitled to the same limitation of personal liability extended to stockholders of a private corporation organized for profit under the general corporation law of the State of Delaware.

Shareholder Indemnification	The Declaration of Trust provides that, if any Shareholder or former Shareholder shall be exposed to liability by reason of a claim or demand relating solely to his or her being or having been a Shareholder of the Trust (or by having been a Shareholder of a particular Series), and not because of such Person’s acts or omissions, the Shareholder or former Shareholder (or, in the case of a natural person, his or her heirs, executors, administrators, or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified out of the assets of the Trust or out of the assets of the applicable Series (as the case may be) against all loss and expense arising from such claim or demand; provided, however, there shall be no liability or obligation of the Trust (or any particular Series) arising hereunder to reimburse any Shareholder for taxes paid by reason of such Shareholder’s ownership of any Shares.	The Agreement and Declaration of Trust provides that, if any Shareholder (or former Shareholder) of any Portfolio of the Trust or Class shall be charged or held to be personally liable for any obligation or liability of the Trust solely by reason of being or having been a Shareholder and not because of such Shareholder’s acts or omissions or for some other reason, said Portfolio (upon proper and timely request by the Shareholder) shall assume the defense against such charge and satisfy any judgment thereon, and the Shareholder or former Shareholder (or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of said Portfolio to be held harmless from and indemnified against all loss and expense arising from such liability.

Merger, Consolidation or Transfer of Assets	Under the Declaration of Trust, pursuant to an agreement of merger or consolidation, the Trust, or any one or more Series, may, by act of a majority of the Board of Trustees, merge or consolidate with or into one or more business trusts or other business entities formed or organized or existing under the laws of the State of Delaware or any other state or the United States or any foreign country or other foreign jurisdiction. Any such merger or consolidation shall not require the vote of the Shareholders affected thereby, unless such vote is required by the 1940 Act, or unless such merger or consolidation would result in an amendment of this Declaration of Trust, which would otherwise require the approval of such Shareholders. In accordance with Section 3815(f) of the DSTA, an agreement of merger or consolidation may affect any amendment to this Declaration of Trust or the By-Laws or affect the adoption of a new declaration of trust or by-laws of the Trust if the Trust is the surviving or resulting business trust. Upon completion of the merger or consolidation, the Trustees shall file a certificate of merger or consolidation in accordance with Section 3810 of the DSTA.	Under the Agreement and Declaration of Trust, the Trustees may, without Shareholder approval unless such approval is required by applicable law, (i) cause the Trust to merge or consolidate with or into one or more trusts, partnerships, associations, corporations or other business entities (including trusts, partnerships, associations, corporations or other business entities created by the Trustees to accomplish such merger or consolidation), or with or into any separate Portfolio or Portfolios of any thereof, so long as the surviving or resulting entity is an open-end management investment company under the 1940 Act, or is a series thereof, that will succeed to or assume the Trust’s registration under the 1940 Act and that is formed, organized, or existing under the laws of the United States or of a state, commonwealth, or possession of the United States, (ii) cause any one or more Portfolio of the Trust to merge or consolidate with or into any one or more of the other Portfolios of the Trust, one or more trusts (or series thereof), partnerships, associations, corporations (iii) cause the Shares to be exchanged under or pursuant to any state or federal statute, (iv) cause a sale of all, or substantially all, assets of the Trust or any one or more of its Portfolios or (v) cause the Trust to incorporate under the laws of any jurisdiction. Any agreement of merger or consolidation or exchange or certificate or merger may be signed by a majority of the Trustees and facsimile signatures conveyed by electronic or telecommunication means shall be valid.

Shareholder Voting	Under the Declaration of Trust, the Shareholders shall have power to vote only (i) for the election of Trustees, including the filling of any vacancies in the Board of Trustees, as provided in Article IV, Section 1; (ii) with respect to such additional matters relating to the Trust as may be required by this Declaration of Trust, the By‑Laws, the 1940 Act or any registration statement of the Trust filed with the Commission; and (iii) on such other matters as the Board of Trustees may consider necessary or desirable. The Shareholder of record (as of the record date established pursuant to Section 5 of this Article V) of each Share shall be entitled to one vote for each full Share, and a fractional vote for each fractional Share. Shareholders shall not be entitled to cumulative voting in the election of Trustees or on any other matter. Shareholders may vote Shares in person or by proxy.
Under the Agreement and Declaration of Trust, the Shareholders shall have power to vote only: (i) to elect Trustees, provided that a meeting of Shareholders has been called for that purpose; (ii) to remove Trustees, provided that a meeting of Shareholders has been called for that purpose; (iii) with respect to the matters covered in Section 5.2 below; and (iv) approve such additional matters as may be required by law or as the Trustees, in their sole discretion, shall determine.
Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Trust Agreement or any of the Bylaws of the Trust to be taken by Shareholders.
The vote necessary to approve any matter shall be set forth in the Bylaws, except as set forth in Section 5.2.
Section 5.2 Additional Voting Powers and Voting Requirements for Certain Actions. Notwithstanding any other provisions of this Trust Agreement, the Shareholder approval shall be required to approve any amendment to Article VI of this Trust Agreement that would have the effect of increasing the liability (or potential liability) or reducing the indemnification available to Shareholders or former Shareholders. Any such action, as well as any repeal or amendment of this Section 5.2 shall require the affirmative vote or consent of Shareholders owning at least 66 2/3% of the Outstanding Shares entitled to vote thereon.

Amendment of Organizational Document	Under the Declaration of Trust, the Declaration of Trust may be restated and/or amended at any time by an instrument in writing signed by a majority of the then Board of Trustees and, if required, by approval of such amendment by Shareholders in accordance with Article V, Section 3 hereof. Any such restatement and/or amendment hereto shall be effective immediately upon execution and approval or upon such future date and time as may be stated therein. The Certificate of Trust of the Trust may be restated and/or amended by a similar procedure, and any such restatement and/or amendment shall be effective immediately upon filing with the Office of the Secretary of State of the State of Delaware or upon such future date as may be stated therein.	The Agreement and Declaration of Trust permits the Trustees to restate and/or amend at any time by an instrument in writing signed by a majority of the Trustees then holding office. Any such restatement and/or amendment hereto shall be effective immediately upon execution and approval. The Certificate of Trust of the Trust may be restated and/or amended by a similar procedure, and any such restatement and/or amendment shall be effective immediately upon filing with the Office of the Secretary of State of the State of Delaware or upon such future date as may be stated therein. No amendment shall impair the limitations on personal liability of any Shareholder, Trustee, officer, employee, or agent of the Trust or permit assessments upon Shareholders.

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

FILING DATE, 2020
STATEMENT OF ADDITIONAL INFORMATION
Ziegler FAMCO Hedged Equity Fund

Institutional Class	SHLDX

Investor Class*	SHLIX
*As of the date of this Prospectus, Investor Class shares are not available for purchase.

A series of
Trust for Advised Portfolios
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
Toll Free: 833-777-1533
This Statement of Additional Information (“SAI”) is not a prospectus and it should be read in conjunction with the Prospectus dated FILING DATE, 2020 as may be revised, for Ziegler FAMCO Hedged Equity Fund (the “Fund”), a series of Trust for Advised Portfolios (the “Trust”). Ziegler Capital Management, LLC (the “Adviser”) is the Fund’s investment adviser. USCA Asset Management LLC (the “Sub-Adviser”) is the Fund’s investment sub-adviser. A copy of the Prospectus may be obtained by contacting the Fund at the address or telephone number above or by visiting the Fund’s website at www.zcmfunds.com. The Target Fund’s Annual Report to shareholders for the fiscal year ended September 30, 2019, is incorporated by reference herein. A copy of the Target Fund’s Annual Report can be obtained by contacting the Funds at the address or telephone number specified below.
INCORPORATION OF DOCUMENTS BY REFERENCE INTO THE SAI

In addition to the information included in this SAI, this SAI consists of the following documents, each of which was filed electronically with the Securities and Exchange Commission, is incorporated by reference herein:
1.The Prospectus and Statement of Additional Information of the Target Fund, each dated January 28, 2020, as amended and supplemented (the “Target Fund Prospectus” and the “Target Fund SAI”) (on file with the SEC (http://www.sec.gov) (File Nos. 811-23164, 333-212321) (Accession No. 0000894189-20-000558));
2.The Annual Report for the Target Fund for the fiscal year ended September 30, 2019 (the “Target Fund Annual Report”) (on file with the SEC (http://www.sec.gov) (File Nos. 811-23164) (Accession No. 0000894189-19-008126)); and
3.The Semi-Annual Report for the Target Fund for the period from October 1, 2019 to March 31, 2020 (the “Target Fund Semi-Annual Report”) (on file with the SEC (http://www.sec.gov) (File No. 811-23164) (Accession No. 0000894189-20-004428)).

Copies of the Proxy Statement, Proxy Statement/Prospectus, and any of the foregoing documents relating to the Target Fund are available upon request and without charge by calling the Target Fund at 844-877-4539 (USSHLDX); visiting www.uscashield.com; or writing to the Target Fund at USCA Premium Buy-Write Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. Copies of documents relating to the Acquiring Fund, when available, may be obtained upon request and without charge by writing to Ziegler FAMCO Hedged Equity Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701; or by calling (toll-free) at 833-777-1533; or visiting www.zcmfunds.com. The Target Fund expects that this Proxy Statement will be sent to shareholders on or about [ ], 2020.
Because the Acquiring Fund has not yet commenced operations as of the date of this Statement of Additional Information, no financial statements, annual, or semi-annual reports of the Acquiring Fund are available at this time.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP, located at 1835 Market Street, 3rd Floor, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for the Acquiring Fund, providing audit and tax return review services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings.

PRO FORMA FINANCIAL INFORMATION

Pro forma financial information has not been prepared for the Reorganization because the Acquiring Fund is a newly organized “shell” series of Trust for Advised Portfolios with no assets and liabilities, which will commence operations upon consummation of the Reorganization and continue the operations of the Target Fund. The Target Fund will be the accounting survivor of the Reorganization.

No person has been authorized to give any information or to make any representations other than those contained in this SAI and the Prospectus dated FILING DATE, if given or made, such information or representations may not be relied upon as having been authorized by Ziegler FAMCO Hedged Equity Fund.
This SAI does not constitute an offer to sell securities.

THE TRUST
The Trust is a Delaware statutory trust organized under the laws of the State of Delaware on August 28, 2003, and is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company. Between August 28, 2003 and May 31, 2005 the Trust was named “Lotsoff Capital Management Equity Trust.” Between June 1, 2005 and November 30, 2011 the Trust was named “Lotsoff Capital Management Investment Trust.” Between December 1, 2011 and January 30, 2013 the Trust was named Ziegler Lotsoff Capital Management Investment Trust.” Between January 31, 2013 and January 29, 2014 the Trust was named “Ziegler Capital Management Investment Trust.”
The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) permits the Trust’s Board of Trustees (the “Board” or the “Trustees”) to issue an unlimited number of full and fractional shares of beneficial interest, of no par value per share, which may be issued in any number of series. The Trust consists of various series that represent separate investment portfolios. The Board may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series. This SAI relates only to the Ziegler FAMCO Hedged Equity Fund. The Fund is the successor in interest to the USCA Premium Buy-Write Fund (the “Predecessor Fund”), a fund having an identical investment objective and similar principal investment strategies. The Predecessor Fund was a series of another registered investment company, USCA Fund Trust and and shareholders of the Predecessor Fund approved the reorganization of the Predecessor Fund with and into the Fund, and effective as of the close of business on ###, the assets and liabilities of the Predecessor Fund were transferred to the Trust in exchange for shares of the Fund. The Fund succeeded the performance, financial, and other historical information of the Predecessor Fund. Any historical information provided for the Fund that relates to the periods prior to the close of business on ### is that of the Predecessor Fund.
Registration with the SEC does not involve supervision of the management or policies of the Fund. The Prospectus of the Fund and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee or may be accessed free of charge at the SEC’s website at www.sec.gov.
INVESTMENT POLICIES AND PERMITTED INVESTMENTS
The discussion below supplements information contained in the Fund’s Prospectus as to the investment policies, permitted investments, and related risks of the Fund.
Diversification
The Fund is diversified under applicable federal securities laws. This means that as to 75% of its total assets (1) no more than 5% may be invested in the securities of a single issuer, and (2) it may not hold more than 10% of the outstanding voting securities of a single issuer. However, the diversification of a mutual fund’s holdings is measured at the time the fund purchases a security and if the Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by the Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers. Accordingly, the Fund is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite qualifying as a diversified fund.
Percentage Limitations
Whenever an investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition or sale of such security or other asset. Accordingly, except with respect to borrowing and illiquid securities, any subsequent change in values, net assets or other circumstances will not be considered in determining whether an investment complies with the Fund’s investment policies and limitations. In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by the Fund, the Fund may receive stock, real estate or other investments that the Fund would not, or could not buy. If this happens the Fund would sell such investments as soon as practicable while trying to maximize the return to its shareholders.

Temporary Defensive Investments
The Fund may hold a higher than average position in cash or cash equivalents (including by the use of a money market fund or an exchange traded fund (“ETF”) for cash equitization) for temporary defensive purposes due to economic or market conditions which could reduce the Fund’s potential return and prevent the Fund from achieving its investment objective.
Derivatives
Generally, derivatives can be characterized as financial instruments whose value is derived, at least in part, from the value of an underlying asset or assets. Types of derivatives include options, futures contracts, options on futures, and forward contracts. Derivative instruments may be used for a variety of reasons, including enhancing returns, hedging against certain market risks, or providing a substitute for purchasing or selling particular securities. Derivatives may provide a cheaper, quicker, or more specifically focused way for the Fund to invest than “traditional” securities would.
Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.
Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency, which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Adviser will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as they would review the credit quality of a security to be purchased by the Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.
Because some of the derivative instruments used by the Fund may oblige the Fund to make payments or incur additional obligations in the future, the Securities Exchange Commission requires registered funds to “cover” or segregate liquid assets equal to the potential exposure created by the derivatives. When the Fund purchases or sells a derivative contract, the Fund is required to cover their position in order to limit leveraging and related risks. To cover their positions, the Fund may segregate (and marked-to-market on a daily basis) cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise cover its position in a manner consistent with the Investment Company Act of 1940, as amended (“1940 Act”), or the rules and SEC interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the funds arising from such investment activities.
The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund by investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.
The Fund may also utilize certain financial instruments and investment techniques for risk management or hedging purposes. There is no assurance that such risk management and hedging strategies will be successful, as such success will depend on, among other factors, the Adviser’s ability to predict the future correlation, if any, between the performance of the instruments utilized for hedging purposes and the performance of the investments being hedged.
The Fund may invest in derivative instruments including swap contracts. The Fund can use swap contracts, including interest rate swaps, to hedge or adjust its exposure to interest rates. The Fund can also use swap contracts, including credit default swaps, to gain or reduce exposure to an asset class or a particular issuer. The Fund may invest in credit linked notes. Credit linked notes are securities structured and issued by an issuer, which may be a bank, banker or special purpose vehicle. The Fund can use credit linked notes to gain or reduce exposure to an asset class or a particular issuer.
Other types of obligations and securities may include unsecured loans, fixed rate high yield bonds, investment grade corporate bonds, and short-term government and commercial debt obligations.
Securities Options
The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.
A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.
Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor’s 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor’s 100®. Indices may also be based on an industry or market segment, such as the NYSE Arca Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange and the NASDAQ PHLX.
The Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have suffered a loss on the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.
If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option was originally sold). If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.
Certain Risks Regarding Options
There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
Successful use by the Fund of options on stock indices will be subject to the ability of the Adviser to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as the Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and the Fund’s securities that would result in a loss on both such securities and the options on stock indices acquired by the Fund.
The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.
There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Cover for Options Positions
Transactions using options (other than options that the Fund has purchased) expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (i) an offsetting (“covered”) position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above. The Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with the Fund’s custodian in the prescribed amount. Under current SEC guidelines, the Fund will segregate assets to cover transactions in which the Fund writes or sells options.
Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund’s assets to cover or segregated accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
Options on Futures Contracts
The Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.
Dealer Options
The Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While the Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.
Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, the Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Fund writes a dealer option, it may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets, which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.
The Staff of the SEC has taken the position that purchased dealer options are illiquid securities. The Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.
Spread Transactions
The Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.
Trading in Futures Contracts
A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are paid when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.
Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund’s open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.
If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.
These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” The Fund expects to earn interest income on margin deposits.
Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.
For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.
Swap Transactions
The Fund may enter into swap agreements with respect to securities, indexes of securities and other assets or other measures of risk or return. Swap agreements are typically two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to many years. In a standard “swap” transaction, two parties agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, or indices. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount”. Whether the Fund’s use of swap agreements will be successful will depend on the Adviser’s ability to select appropriate transactions for the Fund. Swap transactions may be highly illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or insolvency of its counterparty. Many swap markets are relatively new and still developing. It is possible that developments in the swap markets, including potential government regulation, could adversely affect the Fund’s ability to terminate swap transactions or to realize amounts to be received under such transactions. Swaps and certain other custom instruments are subject to the risk of non-performance by the swap counterparty, including risks relating to the creditworthiness of the swap counterparty.
Total return swaps are another form of swap transaction that the Fund may utilize in its investment program. A total return swap allows the total return receiver to receive the change in market value of an asset (whether a security, interest rate, form of debt, currency or other asset) from the total return payer in return for paying a floating or fixed interest-rate on a predetermined amount. The total return payer is synthetically short and the total return receiver is synthetically long. Thus, total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition, to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap agreement.
Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.
The Fund may invest in so-called “synthetic convertible securities,” which are composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. The synthetic convertible security differs from the true convertible security in several respects. Unlike a true convertible security, which is a single security having a unitary market value, a synthetic convertible security comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its debt component and its convertible component. For this reason, the values of a synthetic convertible security and a true convertible security may respond differently to market fluctuations.
Repurchase Agreements
The Fund may enter into repurchase agreements. In a repurchase agreement, an investor (such as the Fund) purchases a security (known as the “underlying security”) from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Adviser. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Fund on repurchase. In either case, the income to the Fund generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be “fully collateralized,” in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.
Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by the Fund to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.
When-Issued, Forward Commitments and Delayed Settlements
The Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Custodian (as defined under the section entitled “Custodian”) will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.
The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Fund will segregate liquid assets to satisfy purchase commitments in the manner described, the Fund’s liquidity and the ability of the Adviser to manage them may be affected in the event the Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.
The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.
The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.
Illiquid and Restricted Securities
The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”)) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.
Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.
A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by NASDAQ.

Under guidelines adopted by the Trust’s Board, the Adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organizations (“NRSROs”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser determines that it is of equivalent quality.
Rule 144A securities and Section 4(a)(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser to determine if the security is no longer liquid as a result of changed conditions. Investing in Rule 144A securities or Section 4(a)(2) commercial paper could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.
Lending Portfolio Securities
For the purpose of achieving income, the Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.
Short Sales
The Fund may sell securities short as an outright investment strategy and to offset potential declines in long positions in similar securities. A short sale is a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.
When the Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.
If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.
To the extent the Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker. A short sale is “against the box” to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

Equity Securities
In connection with its purchase or holding of interests in senior secured floating rate loans made by banks and other lending institutions and in senior secured floating rate debt instruments, and in derivatives and other instruments that have economic characteristics similar to such securities, in the event an in court or out of court restructuring, the Fund may acquire (and subsequently sell) equity securities or exercise warrants that it receives.
Convertible Securities
Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.
Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.
Preferred Stock
Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.
The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth.
Real Estate Investment Trusts
The Fund may invest in securities of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.
REITs generally can be classified as “Equity REITs”, “Mortgage REITs” and “Hybrid REITs.” An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT.
Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.
Investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free, pass-through treatment of their income under the Internal Revenue Code of 1986, as amended, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.
Warrants
Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.
Depositary Receipts
Sponsored and unsponsored American Depositary Receipts (“ADRs”) are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Many of the risks described below regarding foreign securities apply to investments in ADRs.
Fixed Income Securities
The Fund may invest a portion of its capital in bonds or other fixed income securities, including, without limitation, bonds, notes and debentures issued by corporations, debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, commercial paper, and “higher yielding” (and, therefore, higher risk) debt securities of the former categories. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

Certificates of Deposit and Bankers’ Acceptances
Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.
Commercial Paper
Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. It may be secured by letters of credit, a surety bond or other forms of collateral. Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk. Commercial paper may become illiquid or may suffer from reduced liquidity in certain circumstances. Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline. The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than many other fixed income securities because interest rate risk typically increases as maturity lengths increase. Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities. As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligation.
Information on Time Deposits and Variable Rate Notes
Time deposits are issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the depositor on the date specified with respect to the deposit. Time deposits do not trade in the secondary market prior to maturity. However, some time deposits may be redeemable prior to maturity and may be subject to withdrawal penalties.
The commercial paper obligations are typically unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund and the issuer. It permits daily changes in the amounts invested. The Fund, typically, has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct investment arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer (redeemed) on demand within seven days.
Insured Bank Obligations
The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The Fund may elect to purchase bank obligations in small amounts so as to be fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

Bankruptcies and Other Reorganizations
Certain of the issuers of securities may be involved in bankruptcy or other reorganization proceedings. Although such investments may result in significant returns to the Fund, they involve a substantial degree of risk. Many of the events within a bankruptcy case are adversarial and often beyond the control of the creditors. Accordingly, a bankruptcy court may approve actions that are contrary to the interests of the Fund. Such investments can result in a total loss of principal.
Foreign Securities
The Fund may invest in securities of non-U.S. issuers. The Fund’s investments in securities and instruments in foreign markets involve substantial risks not typically associated with investments in U.S. securities. Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund’s assets denominated in that currency and thereby impact the Fund’s total return on such assets. The Fund may utilize options and forward contracts to hedge against currency fluctuations, but there can be no assurance that such hedging transactions will be effective.
Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such securities.
Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher in foreign markets than in the U.S. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlements of the Fund’s trades affected in such markets. The brokers (including those acting as sub-custodians) and custodian banks are subject to various laws and regulations in the relevant jurisdictions that are designed to protect their customers in the event of their insolvency.
To the extent the Fund invests in one or more countries, regions, sectors or industries, or in a limited number of issuers, the Fund will be more susceptible to negative events affecting those countries, regions, sectors, industries or issuers. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets.
Emerging Markets Securities
Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.
Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small;

differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.
Recent Market Events
Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the market generally and on specific securities. Periods of market volatility may occur in response to pandemics or other events outside of our control. These types of events could adversely affect the Fund’s performance. For example, since December 2019, a novel strain of coronavirus has spread globally, which has resulted in the temporary closure of many corporate offices, retail stores, and manufacturing facilities and factories across the world. As the extent of the impact on global markets from the coronavirus is difficult to predict, the extent to which the coronavirus may negatively affect the Fund’s performance or the duration of any potential business disruption is uncertain. Any potential impact on performance will depend to a large extent on future developments and new information that may emerge regarding the duration and severity of the coronavirus and the actions taken by authorities and other entities to contain the coronavirus or treat its impact.
Cyber Security Risk
Investment companies, such as the Fund, and their service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the Fund or the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.
INVESTMENT RESTRICTIONS
Fundamental Investment Policies
The Trust (on behalf of the Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the affirmative vote of the holders of a “majority of a Fund’s outstanding voting securities” as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of a Fund.
The Fund’s fundamental policies are as follows:
(1) The Fund is a “diversified company” as defined by the 1940 Act.
(2) The Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(3) The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(4) The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(5) The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(6) The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(7) The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(8) The Fund may not invest more than 25% of the market value of its total assets in the securities of companies engaged in any one industry. (Does not apply to investments in other investment companies or securities of the U.S. Government, its agencies or instrumentalities. The Fund will consider the portfolio of underlying investment companies when determining compliance with its concentration policy.)
Additional Information about Fundamental Investment Policies
The following provides additional information about the Fund’s fundamental investment policies. This information does not form part of the Fund’s fundamental investment policies.
With respect to the fundamental policy relating to diversification set forth in (1) above, under the 1940 Act a diversified fund to may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the fund can invest more than 5% of its assets in one issuer.
With respect to the fundamental policy relating to borrowing money set forth in (2) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase a fund’s investment portfolio is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of a fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. The policy in (2) above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Reverse repurchase agreements may be considered to be a type of borrowing. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Certain investment practices and investments may not be considered “borrowings,” however, they may still be considered senior securities unless they are covered in accordance with applicable SEC and Staff guidance.
With respect to the fundamental policy relating to underwriting set forth in (3) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (3) above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.
With respect to the fundamental policy relating to lending set forth in (4) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Adviser believes the income justifies the attendant risks. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.
With respect to the fundamental policy relating to issuing senior securities set forth in (5) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased. Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are not considered by the SEC to be senior securities, provided that a fund segregates cash or liquid securities in an amount necessary to pay the obligation or the fund holds an offsetting commitment from another party. These investment practices include repurchase and reverse repurchase agreements, swaps, dollar rolls, options, futures and forward contracts. The policy in (5) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.
With respect to the fundamental policy relating to real estate set forth in (6) above, the 1940 Act does not prohibit a fund from owning real estate. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. The policy in (6) above will be interpreted not to prevent the Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.
With respect to the fundamental policy relating to commodities set forth in (7) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (7) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.
With respect to the fundamental policy relating to concentration set forth in (8) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of more than

25% of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (8) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. Government and its agencies or instrumentalities; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries. When identifying industries for purposes of its concentration policy, the Fund may rely upon available industry classifications. When determining compliance with its concentration policy, the Fund will consider the investments of underlying investment companies to the extent the Fund has sufficient information about the holdings of such underlying investment companies.
The Fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.
Non-Fundamental Investment Policy
The Fund observes the following policy, which is not deemed fundamental and may be changed without shareholder approval. The Fund may not make any change to its investment policy of investing at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities without first providing its shareholders with at least 60 days’ prior notice.
PORTFOLIO TURNOVER
Portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and generally reflects a greater number of taxable transactions. High portfolio turnover may result in larger amounts of short-term capital gains which, when distributed to shareholders, are generally taxed at ordinary income tax rates.
PORTFOLIO HOLDINGS POLICY
The Fund maintains portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund. These portfolio holdings disclosure policies have been approved by the Board. Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual report and semi-annual report to Fund shareholders and in the quarterly holdings report as an exhibit to its reports on Form N-PORT. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.
Pursuant to the Trust’s portfolio holdings disclosure policies, non-public information about the Fund’s portfolio holdings generally is not distributed to any person, unless by explicit agreement or by virtue of their respective duties to the Fund, such persons are subject to a duty to maintain the confidentiality of the information disclosed and have a duty not to trade on non-public information. Examples of disclosure by the Trust include instances in which:
▪The disclosure is required pursuant to a regulatory request, court order or is legally required in the context of other legal proceedings;

▪The disclosure is made to a mutual fund rating and/or ranking organization, or person performing similar functions;
▪The disclosure is made to internal parties involved in the investment process, administration, operation or custody of the Fund, including, but not limited to the Fund’s administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, and the Trust’s Board, attorneys, auditors or independent registered public accounting firm;
▪The disclosure is made: (a) in connection with a quarterly, semi-annual or annual report that is available to the public; or (b) relates to information that is otherwise available to the public; or
▪The disclosure is made with the prior written approval of either the Trust’s Chief Compliance Officer or his or her designee.
Certain of the persons listed above may receive information about the Fund’s portfolio holdings on an ongoing basis without lag as part of the normal investment activities of the Fund. The Fund believes that these third parties have legitimate objectives in requesting such portfolio holdings information and operate in the best interest of the Fund’s shareholders. These persons include internal parties involved in the investment process, administration, operation or custody of the Fund, specifically: U.S. Bank Global Fund Services; the Trust’s Board; the Trust’s legal counsel, and auditors and independent registered public accounting firm, all of which typically receive such information after it is generated. In no event shall the Adviser, its affiliates or employees, the Fund, or any other party receive any direct or indirect compensation in connection with the disclosure of information about a Fund’s holdings.
Any disclosures to additional parties not described above is made with the prior written approval of either the Trust’s Chief Compliance Officer or his or her designee, pursuant to the Trust’s Policy on Disclosure of Portfolio Holdings.
The Chief Compliance Officer or designated officer of the Trust will approve the furnishing of non-public portfolio holdings to a third party only if they consider the furnishing of such information to be in the best interest of the Fund and its shareholders and if no material conflict of interest exists regarding such disclosure between shareholders’ interest and those of the Adviser, Quasar Distributors, LLC, a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, is located at 111 E. Kilbourn Avenue, Suite 1250, Milwaukee, WI 53202 (the “Distributor”), or any affiliated person of the Fund. No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or their employees in connection with the disclosure of portfolio holdings information. The Board receives and reviews annually a list of the persons who receive non-public portfolio holdings information and the purpose for which it is furnished.
MANAGEMENT
The overall management of the Trust’s business and affairs is invested with its Board. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Adviser, Administrator, Custodian and Transfer Agent, each as defined below. The day-to-day operations of the Trust are delegated to its officers, subject to the Fund’s investment objective, strategies and policies and to the general supervision of the Board. The Trustees and officers of the Trust, their ages, birth dates, and positions with the Trust, terms of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held are set forth in the table below.

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships(3) Held During Past 5 Years by Trustee
Independent Trustees(4)
John C. Chrystal 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1958	Trustee	Since 2011	Insurance Acquisition Corp., Director (February 2019 to present); Founder and Managing Partner of Bent Gate Advisors, LLC (2009 to 2012).	2	The Bancorp, Inc. (2013 to present); Javelin Mortgage Investments, Inc. (2012 to 2016)
Albert J. DiUlio, S.J. 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1943	Trustee	Since 2011	Treasurer, Midwest Province of The Society of Jesus (2014 to present); President, Vatican Observatory Foundation (2011 to 2014).	2	None
Harry E. Resis 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1945	Trustee	Since 2012	Private investor. Previously served as Director of US Fixed Income for Henderson Global Investors.	2	None
Brian S. Ferrie 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1958	Trustee	Since 2020	Chief Compliance Officer, Treasurer, The Jensen Quality Growth Fund (2004 to 2020); Treasurer, Jensen Investment Management (2003 to 2020).	2	None
Wan-Chong Kung 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1960	Trustee	Since 2020	Senior Fund Manager, Nuveen Asset Management (FAF Advisors/First American Funds) (2011 to 2019).	2	None
Interested Trustee(5)
Christopher E. Kashmerick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1974	Trustee, Chairman, President and Principal Executive Officer	Trustee since 2018; Chairman since 2018; President and Principal Executive Officer since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)	2	None

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Steven J. Jensen 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1957	Vice President, Chief Compliance Officer and AML Officer	Since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)
Russell B. Simon 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1980	Treasurer and Principal Financial Officer	Since 2014	Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)
Scott A. Resnick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1983	Secretary	Since 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2018 to present); Associate, Legal & Compliance, PIMCO (2012 to 2018).
(1)Each Trustee serves an indefinite term; however, under the terms of the Board’s retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches the age of 75 (this policy does not apply to any Trustee serving at the time the policy was adopted). Each officer serves an indefinite term until the election of a successor.
(2)The term “Fund Complex” applies to the Ziegler FAMCO Hedged Equity Fund and Ziegler Senior Floating Rate Fund (offered in a separate Prospectus and SAI) (together the “ZCM Funds”). The ZCM Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment adviser with any other series.
(3)“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.
(4)The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(5)Mr. Kashmerick is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he was, until March 31, 2020, an interested person of Quasar Distributors, LLC, the Trust’s distributor.
Additional Information Concerning Our Board of Trustees
Board Leadership Structure
The Board has general oversight responsibility with respect to the operation of the Trust and the Fund. The Board has engaged the Adviser to manage the Fund and is responsible for overseeing the Adviser and other service providers to the Trust and the Fund in accordance with the provisions of the 1940 Act and other applicable laws. The Board has established an Audit Committee to assist the Board in performing its oversight responsibilities.
The Trust does not have a lead Independent Trustee. The Chairman of the Board is an “interested person” of the Trust as defined by the 1940 Act. The Trust has determined that its leadership structure is appropriate in light of, among other factors, the asset size and nature of the Trust, the arrangements for the conduct of the Trust’s operations, the number of Trustees, and the responsibilities of the Board.
Board Oversight of Risk
Through its direct oversight role, and indirectly through the Audit Committee, and officers of the Fund and service providers, the Board performs a risk oversight function for the Fund. To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Fund; reviews and approves, as applicable, the compliance policies and procedures of the Fund; approves the Fund’s principal investment policies; adopts policies and procedures designed to deter market timing; meets with representatives of various service providers, including the Adviser, to review and discuss the activities of the Fund and to provide direction with respect thereto; and appoints a chief compliance officer of the Fund who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its service providers.

The Trust has an Audit Committee, which plays a significant role in the risk oversight of the Fund as it meets periodically with the auditors of the Fund. The Board also meets quarterly with the Fund’s chief compliance officer.
Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.
Trust Committees. The Trust has three standing committees: the Audit Committee, which also serves as the Qualified Legal Compliance Committee (“QLCC”), the Governance and Nominating Committee (the “Nominating Committee”), and the Valuation Committee.
The Audit Committee, comprised entirely of the Independent Trustees, is chaired by Mr. Chrystal. The primary functions of the Audit Committee are to select the independent registered public accounting firm to be retained to perform the annual audit of the Fund, to review the results of the audit, to review the Fund’s internal controls, to approve in advance all permissible non-audit services performed by the independent auditors and to review certain other matters relating to the Fund’s independent registered public accounting firm and financial records. In its role as the QLCC, its function is to receive reports from an attorney retained by the Trust of evidence of a material violation by the Trust or by any officer, director, employee or agent of the Trust.
The Nominating Committee, comprised entirely of the Independent Trustees, is responsible for seeking and reviewing candidates for consideration as nominees for Trustees and meets only as necessary. The Nominating Committee will consider nominees nominated by shareholders. Recommendations by shareholders for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust By-Laws. In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to and received by the President of the Trust at the principal executive offices of the Trust not later than 120 days and no more than 150 days prior to the shareholder meeting at which any such nominee would be voted on.
The Board has delegated day-to-day valuation matters to a Valuation Committee that is comprised of the Trust’s President, Treasurer and Assistant Treasurers and is overseen by the Trustees. The function of the Valuation Committee is to review each Adviser’s valuation of securities held by any series of the Trust for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by each Adviser, and the Valuation Committee gathers and reviews Fair Valuation Forms that are completed by an Adviser to support their determinations, and which are subsequently reviewed and ratified by the Board.
Board Oversight of Risk Management. As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.) the oversight of different types of risks is handled in different ways. For example, the Audit Committee meets regularly with the Chief Compliance Officer to discuss compliance and operational risks. The Audit Committee also meets with the Treasurer and the Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The full Board receives reports from the Adviser and portfolio managers as to investment risks as well as other risks that may be also discussed in Audit Committee.
Information about Each Trustee’s Qualification, Experience, Attributes or Skills
In addition to the information provided in the table above, below is certain additional information concerning each particular Trustee and certain of their Trustee Attributes. The information provided below, and in the table above, is not all-inclusive. Many Trustee attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests. In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.
John C. Chrystal’s experience as a partner of an investment management firm and his experience as a partner of a consulting firm advising financial institutions, have provided him with an extensive knowledge of the highly regulated financial services industry, which knowledge he brings to the Board in a relatable, effective way.
Albert J. DiUlio, S.J.’s financing background, combined with his work experience, have provided him with a strong understanding of financial statements and experience addressing the complex issues that confront entities. As a trustee, Mr. DiUlio uses his financial background and experiences to enhance Board discussions with useful information and insights.
Harry E. Resis’ background in fixed income securities analysis, with an emphasis on high yield securities, provides him with a practical knowledge of the underlying markets and strategies used by series in the Trust that will be useful to the Board in their analysis and oversight of the series.
Brian S. Ferrie’s experience in finance and compliance in the mutual fund industry gives him a strong understanding of the regulatory requirements of operating a mutual fund. He also understands the complex nature of the financial requirements, both from a regulatory and operational perspective, of managing a mutual fund. Mr. Ferrie’s background and experience provide a unique perspective to the Board.
Wan-Chong Kung’s experience managing fixed income mutual funds, with specific experience in commodities provides a diverse point-of-view for the Board. Ms. Kung also has unique experience in education as she advises student-managed bond and equity funds.
Christopher E. Kashmerick has substantial mutual fund operations and shareholder servicing experience through his position as Senior Vice President of U.S. Bank Global Fund Services, and he brings more than 20 years of mutual fund and investment management experience, which makes him a valuable resource to the Board as they contemplate various fund and shareholder servicing needs.
Each of the Trustees takes a conservative and thoughtful approach to addressing issues facing the Fund. The combination of skills and attributes discussed above led to the conclusion that each of Messrs. Chrystal, DiUlio, Resis, Ferrie, Kashmerick, and Ms. Kung should serve as a trustee.
Trustee Ownership of Fund Shares and Other Interests
No Trustee owned shares of the Fund as of the calendar year ended December 31, 2019, which is prior to the inception date of the Fund.
As of December 31, 2019, neither the Independent Trustees nor members of their immediate family, own securities beneficially or of record in the Adviser, the Distributor, or an affiliate of the Adviser or Distributor. Accordingly, neither the Independent Trustees nor members of their immediate family, have direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Distributor or any of their affiliates. In addition, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Adviser, the Distributor or any affiliate thereof was a party.
Compensation
Set forth below is the estimated compensation received by the Independent Trustees from the Fund for the fiscal year ending September 30, 2020. The Independent Trustees receive an annual retainer of $43,000 per year and a fee of $1,000 for each meeting of the Board of Trustees attended, including special meetings allocated among each of the various portfolios comprising the Trust. The Trustees also receive reimbursement from the Trust for expenses incurred in connection with attendance at meetings. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.

	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Trustees(1)
Name of Independent Trustee
John C. Chrystal	$0	None	None	$4,278
Albert J. DiUlio, S.J.	$0	None	None	$4,278
Harry E. Resis	$0	None	None	$4,278
Brian S. Ferrie	$0	None	None	$2,471
Wan-Chong Kung	$0	None	None	$2,471
Name of Interested Trustee
Christopher E. Kashmerick	$0	None	None	$0
(1)There are currently multiple portfolios comprising the Trust. The term “Fund Complex” applies only to the ZCM Funds. For the fiscal year ending September 30, 2020, aggregate Independent Trustees’ fees paid by the Trust are estimated in the amount of $188,000.
CODES OF ETHICS
The Trust and the Adviser have each adopted separate Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, access persons of the Trust and the Adviser to invest in securities that may be purchased or held by the Fund.
PROXY VOTING POLICIES AND PROCEDURES
The Board has adopted Proxy Voting Policies and Procedures (the “Policies”) on behalf of the Trust which delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.
The Adviser utilizes Broadridge to manage proxy voting and Egan-Jones Ratings Co. to analyze corporate proxy materials and to make independent voting recommendations to the Adviser. Clients may reserve the right to vote their own proxies or contractually direct the Adviser to vote their proxies in a certain manner.
The Trust is required to file a Form N-PX, with the Fund’s complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year. The Fund’s proxy voting record will be available without charge, upon request, by calling toll-free 833-777-1533 and on the SEC’s website at www.sec.gov.
CONTROL PERSONS, PRINCIPAL SHAREHOLDERS, AND MANAGEMENT OWNERSHIP
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund.
Since the Funds were not operational prior to the date of this SAI, there were no principal shareholders or control persons and the Trustees and officers of the Trust as a group did not own more than 1% of a Fund’s outstanding shares.
THE FUND’S INVESTMENT ADVISER
Ziegler Capital Management, LLC, 70 West Madison Street, 24th Floor, Chicago, Illinois 60602-4109 acts as investment adviser to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust. The Adviser is a Delaware limited liability company and a registered investment adviser. 1251 Capital Group, Inc. is a control person of the Adviser. The name and principal occupation of the principal executive officers of the Adviser are listed below, each of whom is a control person of the Adviser, (the address of each is c/o Ziegler Capital Management, LLC, 70 West Madison Street, 24th Floor, Chicago, Illinois 60602):

Name and Office	Office
Scott A. Roberts, President and Chief Executive Officer	President and Chief Executive Officer of the Adviser
Paula M. Horn, Chief Investment Officer	Chief Investment Officer of the Adviser
John K. Brinckerhoff, Sr., Chief Marketing Officer	Sales of the Adviser
Renée M. Ansbro, Chief Financial Officer	Chief Financial Officer of the Adviser
Matthew Kowieski, Director of Operations	Director of Operations of the Adviser
Monika Singh, Chief Compliance Officer	Chief Compliance Officer of the Adviser
Greg Glidden, Chief Equity Strategist	Chief Equity Strategist of the Adviser
Devansh Patel, Managing Director	Managing Director of the Adviser
Wiley Angell, Chief Investment Officer - FAMCO Group	Chief Investment Officer - FAMCO Group
In consideration of the services to be provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from the Fund an investment advisory fee computed daily and payable monthly, based on an annual rate equal to 0.78% of the Fund’s average daily net assets.
After its initial two year term, the Advisory Agreement continues in effect for successive annual periods so long as such continuation is specifically approved at least annually by the vote of (1) the Board (or a majority of the outstanding shares of the Fund), and (2) a majority of the Trustees who are not interested persons of any party to the Advisory Agreement, in each case, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time, without penalty, by either party to the Advisory Agreement upon a 60-day written notice and is automatically terminated in the event of its “assignment,” as defined in the 1940 Act.
In addition to the management fees payable to the Adviser, the Fund is responsible for its own operating expenses, including: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily NAV per share and of maintaining its books of account required under the 1940 Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund’s shareholders and the Trust’s Board that are properly payable by the Fund; salaries and expenses of officers and fees and expenses of members of the Board or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser or administrator; insurance premiums on property or personnel of the Fund which inure to their benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and the statement of additional information of the Fund or other communications for distribution to existing shareholders; legal counsel, auditing and accounting fees; trade association membership dues (including membership dues in the Investment Company Institute allocable to the Fund); fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as otherwise prescribed in the Advisory Agreement.
Though the Fund is responsible for its own operating expenses, the Adviser has contractually agreed to waive a portion or all of the management fees payable to it by the Fund and/or to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses (excluding acquired fund fees and expenses, taxes, interest expense, dividends on securities sold short, and extraordinary expenses) to the limits set forth in the Annual Fund Operating Expenses table of the Prospectus. Any such waivers made by the Adviser in its management fees or payment of expenses which are the Fund’s obligation may be subject to recoupment by the Adviser from the Fund, if so requested by the Adviser, if the aggregate amount actually paid by the Fund toward the operating expenses in a fiscal year (taking into account the recoupment) does not exceed the current applicable limitation on the Fund’s expenses or, if lower, the limitation in effect at the time of the waiver and/or reimbursement. The Adviser is permitted to recoup only for management fee waivers and expense payments made in the previous three year period. Any such recoupment is also contingent upon the Board’s subsequent review and ratification of the recouped amounts. Such recoupment may not be paid prior to the Fund’s payment of current ordinary operating expenses.
The following table describes the advisory fees paid to USCA Asset Management LLC under the Predecessor Fund’s advisory agreement.

	Advisory Fees Accrued	Fee Waiver and Expense Reimbursement	Net Advisory Fees Paid
Fiscal year ended September 30, 2020	$190,905	$143,138	$47,767
Fiscal year ended September 30, 2019	$181,065	$112,169	$68,896
Fiscal year ended September 30, 2018	$148,705	$166,598	$(17,893)

THE FUND’S INVESTMENT SUB-ADVISER
The Adviser has entered into an Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) with USCA Asset Management LLC, located at 4444 Westheimer Road, Suite G500, Houston, TX 77027 and the Adviser compensates the Sub-Adviser out of the advisory fees it receives from the Fund. The Sub-Adviser is an SEC-registered investment advisory firm formed in 2008 and is a wholly-owned subsidiary of U.S. Capital Advisers, LLC, a Texas limited liability company.
The Sub-Adviser manages the investments of the Fund in accordance with the Fund’s investment objective, policies and limitations and any investment guidelines established by the Adviser and the Board. The Sub-Adviser is responsible, subject to the oversight of the Adviser and the Board, for the purchase, retention and sale of securities in the Fund’s investment portfolio.
For sub advisory services provided to the Fund, the Sub-Advisory Agreement provides that the Sub-Adviser receives a fee from the Adviser at an annual rate of 33% of 0.78% of average daily net assets (or 0.2574% of average daily net assets) over $25 million. Ziegler does not pay a sub-advisory fee on Fund assets between $0 and $25 million. .

PORTFOLIO MANAGERS
Wiley Angell, Davis Rushing, and Kelly Rushing are the portfolio managers of the Fund and are principally responsible for the day-to-day management of the Funds’ portfolio. The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within various categories as of September 30, 2020.
Davis Rushing

Type of Accounts	Number of Accounts	Total Assets	Number of Accounts with Advisory Fee based on Performance	Total Assets
Registered Investment Companies	0	$0	0	$0
Other Pooled Investments	0	$0	0	$0
Other Accounts	535	$207,400,000	0	$0

Kelly Rushing

Type of Accounts	Number of Accounts	Total Assets	Number of Accounts with Advisory Fee based on Performance	Total Assets
Registered Investment Companies	0	$0	0	$0
Other Pooled Investments	0	$0	0	$0
Other Accounts	535	$207,400,000	0	$0
Wiley Angell

Type of Accounts	Number of Accounts	Total Assets	Number of Accounts with Advisory Fee based on Performance	Total Assets
Registered Investment Companies	3	$243,012,075	0	$0
Other Pooled Investments	0	$0	0	$0
Other Accounts	135	$2,139,802,263	0	$0
Material Conflicts of Interest. The portfolio managers of the Adviser and Sub-Adviser are often responsible for managing other accounts. The Adviser typically assigns accounts with similar investment strategies to a portfolio manager to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of both the Fund and other accounts may raise potential conflicts of interest due to the interest held by the Adviser, Sub-Adviser or one of its respective affiliates in an account and certain trading practices used by the portfolio manager (for example, cross trades between the Fund and another account and allocation of aggregated trades). The Adviser and Sub-Adviser have developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Adviser has adopted policies limiting the ability of a portfolio manager to cross securities (pursuant to these policies, if the Adviser is to act as agent for both the buyer and seller with respect to transactions in investments, the portfolio manager will first: (a) obtain approval from the Adviser’s Chief Compliance Officer and (b) inform the customer of the capacity in which the Adviser is acting; and no dual agency transaction can be undertaken for any ERISA customer unless an applicable prohibited transaction exemption applies) and policies designed to ensure the fair allocation of securities purchased on an aggregated basis (pursuant to these policies all allocations must be fair between clients and, to be reasonable in the interests of clients, will generally be made in proportion to the size of the original orders placed).
Compensation. The portfolio managers are compensated in various forms. The portfolio managers’ salary is determined on an annual basis and is a fixed amount throughout the year. It is not based on the performance of the Fund or on the value of the assets held in the Fund’s portfolio. Additionally, the portfolio managers receive a discretionary bonus that is based on the revenue of the products managed by the portfolio management team. There is no difference between the method used to determine the portfolio managers’ compensation with respect to the Ziegler Senior Floating Rate Fund and other accounts.
Dollar Range of Equity Securities in the Fund Beneficially Owned
by the Portfolio Managers as of September 30, 2020
(None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000,
$500,001- $1,000,000, Over $1,000,000)

Davis Rushing	$500,001 - $1,000,000
Kelly Rushing	Over $1,000,000
Wiley Angell	None

OTHER SERVICE PROVIDERS
Fund Administrator, Transfer Agent and Fund Accountant
After ###, and pursuant to an administration agreement (the “Administration Agreement”), U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Global Fund Services”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as the administrator and fund accountant to the Fund. Global Fund Services provides certain services to the Fund including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV per share and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, Fund Services does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.
Pursuant to the Administration Agreement, as compensation for its fund administration and portfolio compliance services, Global Fund Services receives from the Fund a fee based on the Fund’s current average daily net assets. Global Fund Services also is entitled to certain out-of-pocket expenses.
Pursuant to the Administration Agreement, Global Fund Services will receive a portion of fees from the Fund as part of a bundled-fee agreement for services performed as administrator and fund accountant and separately as the transfer agent and dividend disbursing agent (the “Transfer Agent”). Additionally, Global Fund Services provides Chief Compliance Officer services to the Trust under a separate agreement. The cost for the Chief Compliance Officer’s services is charged to the Fund and approved by the Board annually.
Prior to the close of business on ###, and pursuant to an administration agreement, Global Fund Services served as administrator for the Predecessor Fund.
Custodian
After ###, and pursuant to a custody agreement between the Trust and U.S. Bank National Association, located at 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212 (the “Custodian”), the Custodian serves as the custodian of the Fund’s assets, holds the Fund’s portfolio securities in safekeeping, and keeps all necessary records and documents relating to its duties. The Custodian is compensated with an asset-based fee plus transaction fees and is reimbursed for out-of-pocket expenses.
The Custodian and Global Fund Services do not participate in decisions relating to the purchase and sale of securities by the Fund. Global Fund Services, and the Custodian are affiliated entities under the common control of U.S. Bancorp Fund Services, LLC. The Custodian and its affiliates may participate in revenue sharing arrangements with the service providers of mutual funds in which the Fund may invest.
Prior to the close of business on ###, and pursuant to custody agreement, U.S. Bank National Association served as custodian for the Predecessor Fund.
Sub-Accounting Service Fees
In addition to the fees that the Fund may pay to its Transfer Agent, the Board has authorized the Fund to pay service fees, at the annual rate of up to 0.15% of applicable average net assets or $20 per account, to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions for sub‑administration, sub-transfer agency, recordkeeping (collectively, “sub-accounting services”) and other shareholder services associated with shareholders whose shares are held of record in omnibus, networked, or other group accounts or accounts traded through registered securities clearing agents. Unless the Fund has adopted a shareholder servicing plan that authorizes a specific services fee, any sub-accounting fee paid by the Fund is included in the total amount of “Other Expenses” listed in the Fund’s Fees and Expenses table in the Prospectus.

Distributor
The Trust has entered into a distribution agreement with Quasar Distributors, LLC, 111 E. Kilbourn Ave, Suite 1250, Milwaukee, Wisconsin 53202 pursuant to which the Distributor acts as the Fund’s distributor, provides certain administration services and promotes and arranges for the sale of Fund shares. The offering of the Fund’s shares is continuous. The Distributor is a registered broker-dealer and member of FINRA.
The distribution agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the distribution agreement or “interested persons” (as defined in the 1940 Act) of any such party. The distribution agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days’ written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).
Independent Registered Public Accounting Firm
BBD, LLP, located at 1835 Market Street, 3rd Floor, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for the Fund.
Legal Counsel
Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue NW, Washington, DC 20004, serves as legal counsel to the Trust.
EXECUTION OF PORTFOLIO TRANSACTIONS
Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions. Purchases and sales of securities will be executed on U.S. Exchanges.
In placing portfolio transactions, the Adviser will seek best execution. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Adviser that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other services in addition to execution services. The Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Agreement with the Fund, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of the Fund subject to rules adopted by the Financial Industry Regulatory Authority, Inc. (“FINRA”) and the SEC.
While it is the Fund’s general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, in accordance with Section 28(e) under the Securities and Exchange Act of 1934, when it is determined that more than one broker can deliver best execution, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Adviser , even if the specific services are not directly useful to the Fund and may be useful to the Adviser in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer.
Investment decisions for the Fund are made independently from those of other client accounts or mutual funds managed or advised by the Adviser. Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts or mutual funds. In such event, the position of the Fund and such client account(s) or mutual funds in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts or mutual funds seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts or mutual funds simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts or mutual funds in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount of cash available for investment, the investment objective of the account, and the ease with which a client’s appropriate amount can be bought, as well as the liquidity and volatility of the account and the urgency involved in making an investment decision for the client. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.
GENERAL INFORMATION
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. Each share represents an interest in the Fund proportionately equal to the interest of each other share. Upon the Fund’s liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.
With respect to the Fund, the Trust may offer more than one class of shares. The Trust reserves the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.
The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. The Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series’ or class’ outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the series’ or class’ shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.
The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.
The Declaration of Trust does not require the issuance of stock certificates. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.
Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
The information provided below supplements the information contained in the Prospectus regarding the purchase and redemption of Fund shares.
How to Buy Shares
You may purchase shares of the Fund from securities brokers, dealers or financial intermediaries (collectively, “Financial Intermediaries”). Investors should contact their Financial Intermediary directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged. The Fund may enter into arrangements with certain Financial Intermediaries whereby such Financial Intermediaries are authorized to accept your order on behalf of the Fund. If you transmit your order to these Financial Intermediaries before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the New York Stock Exchange (“NYSE”) is open for business, shares will be purchased at the appropriate per share price next computed after it is received by the Financial Intermediary. Investors should check with their Financial Intermediary to determine if it participates in these arrangements.
The public offering price is the NAV per share. Shares are purchased at the public offering price next determined after the Transfer Agent receives your order in good order (i.e., the purchase request includes the name of the Fund, the dollar amount of shares to be purchased, your account application or investment stub, and a check payable to the Fund).In most cases, in order to receive that day’s public offering price, the Transfer Agent must receive your order in good order before the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time.
The Trust reserves the right in its sole discretion (i) to suspend the continued offering of a Fund’s shares and (ii) to reject purchase orders in whole or in part when in the judgment of the Adviser or the Distributor such rejection is in the best interest of the Fund. The Adviser has the right to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund’s shares.
How to Sell Shares and Delivery of Redemption Proceeds
You can sell your Fund shares any day the NYSE is open for regular trading, either directly to the Fund or through your Financial Intermediary.
The Fund typically sends the redemption proceeds on the next business day (a day when the NYSE is open for normal business) after the redemption request is received in good order and prior to market close, regardless of whether the redemption proceeds are sent via check, wire, or ACH transfer. If you did not purchase your shares with a wire payment, before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 15 calendar days from the purchase date. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for more than seven days, as permitted by federal securities law. The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the Fund’s portfolio securities at the time of redemption or repurchase.
Telephone Redemptions
Shareholders with telephone transaction privileges established on their account may redeem Fund shares by telephone. Upon receipt of any instructions or inquiries by telephone from the shareholder, the Fund or its authorized agents may carry out the instructions and/or respond to the inquiry consistent with the shareholder’s previously established account service options. For joint accounts, instructions or inquiries from either party will be carried out without prior notice to the other account owners. In acting upon telephone instructions, the Fund and its agents use procedures that are reasonably designed to ensure that such instructions are genuine. These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.
The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Transfer Agent fails to employ reasonable procedures, the Fund and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. If these procedures are followed, however, to the extent permitted by applicable law, neither the Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For additional information, contact the Transfer Agent.
DETERMINATION OF SHARE PRICE
The NAV of the Fund is determined as of the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time), each day the NYSE is open for trading. The NYSE annually announces the days on which it will not be open for trading. However, a Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. It is expected that the NYSE will not be open for trading on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
The NAV will not be calculated on days when the NYSE is closed for trading.
NAV is calculated by adding the value of all securities and other assets attributable to the Fund (including interest and dividends accrued, but not yet received), then subtracting liabilities attributable to the Fund (including accrued expenses).
Generally, the Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Fund’s Adviser with oversight by the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board. Pursuant to those procedures, the Adviser considers, among other things: (1) the last sales price on the securities exchange, if any, on which a security is primarily traded; (2) the mean between the bid and asked prices; (3) price quotations from an approved pricing service; and (4) other factors as necessary to determine a fair value under certain circumstances.
Securities primarily traded in the Nasdaq Global Market® for which market quotations are readily available shall be valued using the Nasdaq ® Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. OTC securities which are not traded in the Nasdaq Global Market® shall be valued at the most recent sales price. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures approved by or under the direction of the Board.
Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above.
The Fund’s securities, including American depositary receipts, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market.
Debt securities and bank loans are valued in accordance with prices supplied by an approved pricing service. Pricing services may use various valuation methodologies such as the mean between the bid and asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations.
Fixed income debt instruments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost. Any discount or premium is accreted or amortized on a straight-line basis until maturity.
In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time the Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. The Adviser anticipates that the Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable or are unavailable.
An option that is written or purchased by the Fund shall be valued using composite pricing via the National Best Bid and Offer quotes. Composite pricing looks at the last trade on the exchange where the option is traded. If there are no trades for an option on a given business day, as of closing, the Fund will value the option at the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. For options where market quotations are not readily available, fair value shall be determined by the Fund’s Adviser with oversight by the Trust’s Valuation Committee.
All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.
DISTRIBUTIONS AND TAX INFORMATION
Distributions
Dividends from net investment income are generally made annually. Also, the Fund typically distributes any net short-term capital gain and net capital gain (i.e., the excess of the Fund’s net long-term capital gains over its short-term capital losses) realized by the Fund on an annual basis. Any net capital gains realized through the period ended October 31 of each year will also be distributed by December 31 of each year.
Each distribution by the Fund is accompanied by a brief explanation of the form and character of the distribution. In January of each year, the Fund will issue to each shareholder a statement of the amount and federal income tax status of all distributions.
Tax Information
The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Fund’s prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund’s Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.
The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
Qualification as a Regulated Investment Company. The Fund intends to elect and qualify each year to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code. To qualify as a RIC, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the total value of the Fund’s assets is represented by cash and cash items, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, including the equity securities of a “qualified publicly traded partnership” and (ii) not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, or in the securities

(other than the securities of other RICs) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships” (the “Asset Test”).
As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it timely distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, its taxable income other than its net capital gain, computed without regard to the dividends-paid deduction, plus or minus certain other adjustments), and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at the regular corporate tax rate on any taxable income or gains that it does not distribute to its shareholders. The Fund’s policy is to distribute to its shareholders all of its investment company taxable income (computed without regard to the dividends-paid deduction) and any net realized long term capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes. However, the Fund can give no assurances that distributions will be sufficient to eliminate all taxes.
If, for any taxable year, the Fund were to fail to qualify as a RIC under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation at the corporate tax rate and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current and accumulated earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. Moreover, if the Fund were to fail to qualify as a RIC in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Under certain circumstances, the Fund may cure a failure to qualify as a RIC, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund would generally be required to recognize, and would generally be subject to a corporate level tax with respect to, any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year.
The Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of the calendar year at least 98% of its ordinary income and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such year (including any retained amount from the prior calendar year on which a Fund paid no federal income tax. The Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.
The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.
If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Those net capital losses can be carried forward indefinitely to offset capital gains, if any, in years following the year of the loss. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

Distributions to Shareholders. The Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforwards of the Fund. Taxable dividends and distributions are subject to tax whether you receive them in cash or in additional shares.
Distributions of net investment income, including distributions of net short-term capital gains, may be taxable to shareholders as ordinary income. Distributions from the Fund’s net capital gain (i.e., the excess of the Fund’s net long-term capital gains over its net short-term capital losses) are taxable to shareholders as long-term capital gains regardless of the length of time Fund shares have been held.
In general, to the extent that the Fund receives qualified dividend income, the Fund may report a portion of the dividends it pays as qualified dividend income, which for non-corporate shareholders is subject to U.S. federal income tax rates of up to 20%. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (i.e., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, and foreign corporations if the stock with respect to which the dividend was paid is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121‑day period that begins on the date that is 60 days before the date on which the shares become “ex‑dividend” with respect to such dividend, (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. In order for a dividend on certain preferred stock to be treated as qualified dividend income, the shareholder must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend. The holding period requirements described in this paragraph apply to shareholders’ investments in the Fund and to the Fund’s investments in underlying dividend-paying stocks. Distributions received by the Fund from an underlying fund taxable as a RIC or from a REIT will be treated as qualified dividend income only to the extent so reported by such underlying fund or REIT.
To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.
If the Fund’s distributions exceed its current and accumulated earnings and profits, all or a portion of the distributions may be treated as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce each shareholder’s tax basis, resulting in a higher capital gain or lower capital loss when the shares on which the distribution was received are sold. After a shareholder’s tax basis in the shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s shares.
Each shareholder who receives taxable distributions in the form of additional shares will be treated for U.S. federal income tax purposes as if receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she had instead elected to receive cash distributions. The shareholder’s aggregate tax basis in shares of the Fund will be increased by such amount.
A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder’s cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.
A dividend or other distribution by the Fund is generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31. Distributions are includable in alternative minimum taxable income for non-corporate shareholders in computing such shareholder’s liability for the alternative minimum tax. Shareholders should note that the Fund may make taxable distributions of income and capital gains even when share values have declined.
There is no requirement that the Fund take into consideration any tax implications when implementing its investment strategy. The Fund (or its administrative agent) will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held your shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.
Sales, Exchanges or Redemptions. Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, any loss realized upon a sale or other disposition of shares may be disallowed under certain wash sale rules to the extent shares of the Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.
A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, dividends, interest and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.
Under the Code, the Fund will be required to report to the Internal Revenue Service (“IRS”) all distributions of taxable income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of exempt shareholders, which includes most corporations. The Fund will also be required to report tax basis information for such shares and indicate whether these shares had a short-term or long-term holding period. If a shareholder has a different basis for different shares of the Fund in the same account (e.g., if a shareholder purchased shares in the same account at different times for different prices), the Fund will calculate the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. The Fund’s default method for calculating basis is first-in, first-out (“FIFO”) method. A shareholder may elect, on an account-by-account basis, to use a method other than FIFO by following procedures established by the Fund or its administrative agent. If such an election is made on or prior to the date of the first exchange or redemption of shares in the account and on or prior to the date that is one year after the shareholder receives notice of the Fund’s default method, the new election will generally apply as if the FIFO method had never been in effect for such account. If such an election is not made on or prior to such dates, the shares in the account at the time of the election will retain their averaged bases. Shareholders should consult their tax advisers concerning the tax consequences of applying the Fund’s default method or electing another method of basis calculation. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.
Tax Treatment of Complex Securities. The Fund may invest in complex securities and these investments may be subject to numerous special and complex tax rules. These rules could affect the Fund’s ability to qualify as a RIC, affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.
The Fund may invest in REITs. Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued

to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to the Fund’s shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to the Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at regular the corporate rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits.
“Qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Distributions by the Fund to its shareholders that are attributable to qualified REIT dividends received by the Fund, and which the Fund properly report as “section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The Fund may be permitted to report a part of its dividends as section 199A dividends, but is not required to do so.
REITs in which the Fund invests often do not provide complete and final tax information to the Fund until after the time that the Fund issues a tax reporting statement. As a result, the Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, the Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.
Foreign Taxes. Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund’s stock or securities. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.
Tax Shelter Reporting Regulations. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to adverse tax consequences, including substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Backup Withholding. Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax at the rate of 24% in the case of non-exempt shareholders who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien). If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Fund with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal income tax liability if proper documentation is provided. The Fund reserves the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.
The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates.
Non-U.S. Investors. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.
Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Fund is required to withhold 30% of certain ordinary dividends it pays to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. person that timely provides the certifications required by the Fund or its agent on a valid IRS Form W-9 or applicable IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.
A non-U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Fund should consult their tax advisors in this regard.
Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of an investment in the Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.
This discussion and the related discussion in the Prospectus have been prepared by Fund management. The information above is only a summary of some of the tax considerations generally affecting the Fund and its shareholders. No attempt has been made to discuss individual tax consequences and this discussion should not be construed as applicable to all shareholders’ tax situations. Investors should consult their own tax advisors to determine the suitability of the Fund and the applicability of any state, local or foreign taxation.
RULE 12b-1 DISTRIBUTION AND SERVICE PLAN
The Fund has adopted a Distribution Plan (the “12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act. The 12b-1 Plan authorizes payments which are accrued daily and paid quarterly at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Investor Class shares.
Amounts paid under the 12b-1 Plan by the Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. Such fees are paid each year only to the extent of such costs and expenses of the Fund under the 12b-1 Plan actually incurred in that year. To the extent any activity is one which the Fund may finance without a plan pursuant to Rule 12b-1, the Fund may also make payments to finance such activity outside of the 12b-1 Plan and not subject to its limitations.
Under the 12b-1 Plan, the Trustees will be furnished quarterly with information detailing the amount of expenses paid under the 12b-1 Plan and the purposes for which payments were made. The 12b-1Plan may be terminated at any time by vote of a majority of the Trustees of the Trust who are not interested persons. Continuation of the 12b-1 Plan is considered by such Trustees no less frequently than annually. With the exception of the Distributor and the Adviser, in their capacities as the Fund’s principal underwriter and distribution coordinator, respectively, no interested person has or had a direct or indirect financial interest in the 12b-1 Plan or any related agreement.
While there is no assurance that the expenditures of the Fund’s assets to finance distribution of shares will have the anticipated results, the Board believes there is a reasonable likelihood that one or more of such benefits will result, and because the Board is in a position to monitor the distribution expenses, it is able to determine the benefit of such expenditures in deciding whether to continue the 12b-1 Plan.
Any material amendment to the 12b-1 Plan must be approved by the Board, including a majority of the Independent Trustees, or by a vote of a “majority” (as defined in the 1940 Act) of the outstanding voting securities of the applicable class or classes. The 12b-1 Plan may be terminated, with respect to a class or classes of the Fund, without penalty at any time: (1) by vote of a majority of the Board, including a majority of the Independent Trustees; or (2) by a vote of a “majority” (as defined in the 1940 Act) of the outstanding voting securities of the applicable class or classes.
MARKETING AND SUPPORT PAYMENTS
The Adviser, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash payments or other compensation to certain financial intermediaries who sell shares of the Fund. Such payments may be divided into categories as follows:
Support Payments. Payments may be made by the Adviser to certain financial intermediaries in connection with the eligibility of the Fund to be offered in certain programs and/or in connection with meetings between the Fund’s representatives and financial intermediaries and its sales representatives. Such meetings may be held for various purposes, including providing education and training about the Fund and other general financial topics to assist financial intermediaries’ sales representatives in making informed recommendations to, and decisions on behalf of, their clients.
Entertainment, Conferences and Events. The Adviser also may pay cash or non-cash compensation to sales representatives of financial intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainments; and/or (iii) sponsorship support for the financial intermediary’s client seminars and cooperative advertising. In addition, the Adviser pays for exhibit space or sponsorships at regional or national events of financial intermediaries.
The prospect of receiving, or the receipt of additional payments or other compensation as described above by financial intermediaries may provide such intermediaries and/or their salespersons with an incentive to favor sales of shares of the Fund, and other mutual funds whose affiliates make similar compensation available, over sale of shares of mutual funds (or non-mutual fund investments) not making such payments. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to the Fund shares.
ANTI-MONEY LAUNDERING PROGRAM
The Trust has established an Anti-Money Laundering Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.
Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or legal entity whose identity and beneficial owners, if applicable, cannot be adequately verified under the provisions of the USA PATRIOT Act.
FINANCIAL STATEMENTS
Incorporated by reference herein is the Predecessor Fund’s Annual Report to shareholders for the fiscal year ended September 30, 2019, which includes the “Report of Independent Registered Public Accounting Firm,” “Schedule of Investments,” “Statement of Assets and Liabilities,” “Statement of Operations,” “Statement of Changes in Net Assets,” “Financial Highlights,” and “Notes to Financial Statements.” A copy of the Predecessor Fund’s Annual Report can be obtained at no charge on the Funds’ website, www.zcmfunds.com, or by calling 833-777-1533, or writing the Fund.

Item 15. Indemnification.
Reference is made to Article VI in the Agreement and Declaration of Trust for Advised Portfolios (the "Registrant") (previously filed with the registration statement on Form N-1A (File No. 333-108394) on September 29, 2015). In addition to the indemnification provisions contained in the Registrant’s Agreement and Declaration of Trust, there are also indemnification and hold harmless provisions contained in the Investment Advisory Agreement, Distribution Agreement, Custodian Agreement and Administration and Fund Accounting Agreement. The general effect of the indemnification available to an officer or trustee may be to reduce the circumstances under which the officer or trustee is required to bear the economic burden of liabilities and expenses related to actions taken by the individual in his or her capacity as an officer or trustee.

Pursuant to Rule 484 under the Securities Act of 1933, as amended (the “Securities Act”), the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.”
Item 16. Exhibits

(1)	(a)	Certificate of Trust dated August 28, 2003 was previously filed with the Registration Statement on Form N-1A on August 29, 2003 and is incorporated herein by reference.
	(b)	Certificate of Amendment to Certificate of Trust dated June 1, 2005 was previously filed with the Registration Statement on Form N-1A on June 24, 2005 and is incorporated herein by reference.
	(c)	Certificate of Amendment to Certificate of Trust dated December 1, 2011 was previously filed with the Registration Statement on Form N-1A on January 30, 2013 and is incorporated herein by reference.
Certificate of Amendment to Certificate of Trust dated January 31, 2013 was previously filed with the Registration Statement on Form N-1A on November 26, 2014 and is incorporated herein by reference.
	(5)	Certificate of Amendment to Certificate of Trust dated January 13, 2014 was previously filed with the Registration Statement on Form N-1A on September 29, 2015 and is incorporated herein by reference.
	(6)	Agreement and Declaration of Trust dated August 26, 2003 was previously filed with the Registration Statement on Form N-1A on August 29, 2003 and is incorporated herein by reference.
	(7)	Amendment to Agreement and Declaration of Trust dated August 19, 2015 was previously filed with the Registration Statement on Form N-1A on September 29, 2015 and is incorporated herein by reference.
(2)	Amended and Restated Bylaws dated August 19, 2015 was previously filed with the Registration Statement on Form N-1A on September 29, 2015 and is incorporated herein by reference.
(3)	Voting Agreements - Not Applicable.
(4)	Form of Agreement and Plan of Reorganization - filed as Appendix A to this Combined Proxy Statement and Prospectus.
(5)	Rights of shareholders - Not Applicable.
(6)	(a)	Form of Investment Advisory Agreement and Amended Schedule A between the Trust and Ziegler Capital Management, LLC - filed herewith.
	(b)	Form of Investment Sub-Advisory Agreement between Ziegler Capital Management, LLC and USCA Asset Management LLC - filed herewith.

(7)	(a)	Distribution Agreement dated January 1, 2014 was previously filed with the Trust’s Registration Statement on Form N-1A on January 29, 2014 and is incorporated herein by reference.
	(b)	Form of Fourth Amendment to Distribution Agreement and Amended Exhibit A (Ziegler FAMCO Hedged Equity Fund) - filed herewith.
(8)	Bonus or Profit Sharing Contracts - not applicable.
(9)	(a)	Custody Agreement dated January 1, 2014 was previously filed with the Trust’s Registration Statement on Form N-1A on January 14, 2014 and is incorporated herein by reference.
	(b)	Form of Amendment to Custody Agreement and Amended Exhibit D (Ziegler FAMCO Hedged Equity Fund) - filed herewith.
(10)	Form of Rule 18f-3 Amended Schedule A (Ziegler FAMCO Hedged Equity Fund) - filed herewith.
(11)	Opinion and Consent of Counsel on legality of securities being registered - filed herewith.
(12)	Form of Opinion and Consent of regarding certain tax matters - filed herewith.
(13)	(a)	Fund Administration Servicing Agreement dated January 1, 2014 was previously filed with the Trust’s Registration Statement on Form N-1A on January 14, 2014 and is incorporated herein by reference.
	(b)	Form of Amendment to Fund Administration Agreement and Amended Exhibit B (Ziegler FAMCO Hedged Equity Fund) - filed herewith.
	(c)	Fund Accounting Servicing Agreement dated January 1, 2014 was previously filed with the Trust’s Registration Statement on Form N-1A on January 14, 2014 and is incorporated herein by reference.
	(d)	Form of Amendment to Fund Accounting Servicing Agreement and Amended Exhibit A (Ziegler FAMCO Hedged Equity Fund ) - filed herewith.
	(e)	Transfer Agent Servicing Agreement dated January 1, 2014 was previously filed with the Trust’s Registration Statement on Form N-1A on January 14, 2014 and is incorporated herein by reference.
	(f)	Form of Amendment to Transfer Agent Servicing Agreement and Amended Exhibit B (Ziegler FAMCO Hedged Equity Fund) - filed herewith.
	(g)	Operating Expenses Limitation Agreement dated January 31, 2014 was previously filed with the Trust’s Registration Statement on Form N-1A on January 29, 2014 and is incorporated herein by reference.
	(h)	Form of Amended Schedule A to Operating Expenses Limitation Agreement (Ziegler FAMCO Hedged Equity Fund) - filed herewith.
(14)	Consent of Independent Registered Public Accounting Firm Cohen & Company, Ltd. - filed herewith.
(15)	Financial statements omitted - Not Applicable.
(16)	Power of Attorney for the Trustees of the Registrant - filed herewith.
(17)	(a)
Prospectus of USCA Premium Buy-Write Fund - dated January 28, 2020 was previously filed with USCA Fund Trust’s Amendment No. 5 to its Registration Statement on Form N-1A (File No. 811-23164) with the SEC on January 27, 2020and is incorporated herein by reference.

(b)
Statement of Additional Information of USCA Premium Buy-Write Fund - dated January 28, 2020 was previously filed with USCA Fund Trust’s Amendment No. 5 to its Registration Statement on Form N-1A (File No. 811-23164) with the SEC on January 27, 2020 and is incorporated herein by reference.

(c)
Semi-Annual Report of USCA Premium Buy-Write Fund - dated March 31, 2020 was previously filed with USCA Fund Trust’s on Form N-CSRS (File No. 811-23164) with the SEC on June 8, 2020 and is incorporated herein by reference.

(d)
Annual Report of USCA Premium Buy-Write Fund - dated September 30, 2019 was previously filed with USCA Fund Trust’s on Form N-CSR (File No. 811-23164) with the SEC on December 4, 2019 and is incorporated herein by reference.

	(e)	Form of Proxy Ballot - filed herewith.

Item 17. Undertakings

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.
(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed below on its behalf by the undersigned, duly authorized, in the City of Milwaukee and State of Wisconsin, on the 22nd day of October, 2020.

Trust for Advised Portfolios

By: /s/ Christopher E. Kashmerick
Christopher E. Kashmerick
President and Principal Executive Officer

As required by the Securities Act of 1933, as amended, this Pre-Effective Amendment to the Registration Statement has been signed below, by the following persons in the capacities and the date indicated:

Signature	Title	Date

John C. Chrystal*	Trustee	October 22, 2020
John C. Chrystal

Albert J. DiUlio, S.J.*	Trustee	October 22, 2020
Albert J. DiUlio, S.J.

Harry E. Resis*	Trustee	October 22, 2020
Harry E. Resis

Brian S. Ferrie*	Trustee	October 22, 2020
Brian S. Ferrie

Wan-Chong Kung*	Trustee	October 22, 2020
Wan-Chong Kung

/s/ Christopher E. Kashmerick	Trustee, President, and Principal Executive Officer	October 22, 2020
Christopher E. Kashmerick

/s/ Russell B. Simon	Treasurer and Principal Financial Officer (Principal Accounting Officer)	October 22, 2020
Russell B. Simon

*By: /s/ Christopher E. Kashmerick		October 22, 2020
Christopher E. Kashmerick Attorney-In Fact pursuant to Power of Attorney

EXHIBIT INDEX

Exhibit	Exhibit No.
Form of Agreement and Plan of Reorganization	(4)
Form of Investment Advisory Agreement and Amended Schedule A between the Trust and Ziegler Capital Management, LLC	(6) (a)
Form of Investment Sub-Advisory Agreement between Ziegler Capital Management, LLC and USCA Asset Management LLC	(6) (b)
Form of Fourth Amendment to Distribution Agreement and Amended Exhibit A	(7) (b)
Form of Amendment to Custody Agreement and Amended Exhibit D	(9) (b)
Form of Rule 18f-3 Amended Schedule A	(10)
Opinion and Consent of Counsel on legality of securities being registered	(11)
Form of Opinion and Consent of regarding certain tax matters	(12)
Form of Amendment to Fund Administration Agreement and Amended Exhibit B	(13) (b)
Form of Amendment to Fund Accounting Servicing Agreement and Amended Exhibit A	(13) (d)
Form of Amendment to Transfer Agent Servicing Agreement and Amended Exhibit B	(13) (f)
Form of Amended Schedule A to Operating Expenses Limitation Agreement	(13) (h)
Consent of Independent Registered Public Accounting Firm Cohen & Company, Ltd.	(14)
Power of Attorney	(16)
Form of Proxy Ballot	(17) (e)